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2026 PROXY STATEMENT

Baker Hughes

2026 Notice of Annual Meeting of Shareholders and Proxy Statement

Baker Hughes
Rewriting The Energy Equation™

Letter to our shareholders

Dear Fellow Shareholders,

On behalf of the leadership team and the Board of Directors, I want to thank you for your continued investment in and commitment to Baker Hughes. I am honored to serve as the Company’s Chairman, President and Chief Executive Officer as we accomplish great things together, producing record-breaking financial results and realizing the successes of the strategy we laid out in the fall of 2022. I am extremely proud of the work we did in 2025, particularly in establishing Baker Hughes as a leading industrial and energy technology company.

We delivered an outstanding year, driving continued progress through our Business System and achieving outstanding performance across the Company while maintaining a steadfast commitment to health, safety, and environmental (HSE) excellence:

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We booked $29.6 billion in orders and achieved $27.7 billion in revenue, maintaining a strong balance sheet and returning $1.3 billion to shareholders in dividends and share repurchases.

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Our attributable net income was approximately $2.59 billion, and adjusted EBITDA* was approximately $4.83 billion. This achievement demonstrates sustained momentum from our Business System and ongoing positive performance in Industrial & Energy Technology (IET), which more than offset continued macro-driven softness in Oilfield Services & Equipment (OFSE).

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IET ended the year with a record $14.9 billion of orders, resulting in a book-to-bill of 1.1x and a record Remaining Performance Obligation (RPO) of $32.4 billion. Notably, this marked the sixth consecutive year of IET RPO growth.

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We ended the year with cash flows from operating activities up 14% year-over-year at $3.81 billion and free cash flow* up 21% year-over-year at $2.73 billion, enhanced by working capital efficiency and customer down payments.

I am proud of the collective work we have done – and what we continue to achieve – as we build a stronger, more durable Baker Hughes that is reaching new customers and entering new markets in innovative ways. To further support our growth and advance our portfolio management strategy, we closed three significant transactions: the creation of a joint venture with Cactus Wellhead for our Surface Pressure Control business; the sale of Precision Sensors & Instrumentation; and the acquisition of Continental Disc Corporation. Additionally, the announcement of our intent to acquire Chart Industries represents another significant step forward, further expanding our capabilities across process technologies, thermal management, and lifecycle services.

These portfolio actions continue to position Baker Hughes as an industrialized energy solutions company, equipping us to deliver the transformative outcomes necessary to meet global energy demand growth. Looking ahead, Baker Hughes is positioned to rewrite The Energy Equation™ by applying differentiated technology, disciplined execution, and lifecycle solutions to help meet accelerating global energy demand across industrial, power, and energy markets. As we look to the future, our focus remains steadfast on enhancing customer value, strengthening our portfolio, and driving sustainable, profitable growth across the Company. We are confident that our strategy will enable us to build on our current momentum and continue generating long-term value for our shareholders.

I would like to express my sincere gratitude to our customers, shareholders and employees for their continued support of Baker Hughes. 2025 brought much positive change for Baker Hughes, and I am excited for the year we have ahead.

Sincerely,

Lorenzo Simonelli

Chairman, President and Chief Executive Officer

*  Adjusted EBITDA and free cash flow are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the Proxy Statement in Annex A.

      Letter to our shareholders

Dear Fellow Shareholders,

On behalf of my fellow independent directors, I join our Chairman and Chief Executive Officer in inviting you to attend Baker Hughes’ 2026 Annual Meeting of Shareholders. I am pleased to provide an update on the Board’s oversight and priorities.

The Board remains firmly focused on ensuring Baker Hughes continues to successfully execute its multi-year strategy with discipline and rigor to drive continued value creation. In 2025, we are proud to have achieved a record $14.9 billion of Industrial & Energy Technology (IET) orders and showcased strong margin resilience and cost discipline in Oilfield Services & Equipment (OFSE). Under the guidance of the Baker Hughes leadership team, our differentiated portfolio and technology-enabled lifecycle solutions are Rewriting The Energy Equation™ to meet accelerating growth and energy demand across key markets, including data centers, industrial, power, renewables, and conventional energy.

In 2025, we provided close oversight of strategic transactions that further strengthened the Company’s competitive position and expanded its presence in attractive growth markets. Baker Hughes’ pending acquisition and integration of Chart Industries represents a meaningful next step in our Company’s transformative growth journey across our three time horizons, further strengthening our key accelerators, including revenue growth and margin accretion. The transaction will position Baker Hughes as a leading industrialized energy solutions provider by bolstering our portfolio, enhancing our ability to serve customers, and expanding our presence in attractive growth markets.

With Horizon One of our three-horizon growth strategy complete, the Board is focused on the disciplined execution of Horizon Two and the advancement toward Horizon Three. Our objective is clear – to support the development of a scaled industrial energy solutions provider capable of delivering sustained margin expansion, strong cash generation, and durable long-term shareholder returns.

Maintaining a Board with the right mix of skills and perspectives is essential as Baker Hughes advances its strategy. Our directors’ experience across industrial and energy systems, capital markets, safety, and digital innovation positions the Board to effectively oversee the responsible deployment of emerging technologies, which are integral components of our enterprise risk framework. We regularly survey independent Board members to obtain input regarding Board agendas, effectiveness, and overall performance.

Board refreshment and succession planning remain among our ongoing priorities. Over the past five years, we have added four independent directors as part of a deliberate effort to align Board composition with the Company’s strategic evolution. Following her transition from an active CEO role earlier this year, we are pleased to re-nominate Dr. Ilham Kadri for election at this year’s Annual Meeting. Her global leadership experience and proven ability to drive innovation further enhance the Board’s oversight capabilities.

Engagement with shareholders is integral to our governance framework. Throughout 2025, the independent directors and management team of Baker Hughes maintained regular dialogue with investors regarding strategy, capital allocation, sustainability and executive compensation. Shareholder perspectives inform our oversight and decision-making. These ongoing conversations help ensure the Board and management remain closely aligned with shareholder priorities and responsive to the evolving expectations of our global investor base.

On behalf of the full Board, we thank you for your continued support and investment in Baker Hughes.

Sincerely,

John G. Rice

Lead Independent Director

Notice of 2026 Annual Meeting

of Shareholders

When:	Virtual Meeting Access:
Tuesday, May 19, 2026 8:00 a.m. CDT*	To attend, register at www.proxydocs.com/bakerhughes

Agenda

Proposal 1	The election of directors

Proposal 2	An advisory vote related to the Company’s executive compensation program

Proposal 3	The ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026

Proposal 4	The approval of the Baker Hughes Company 2026 Long-Term Incentive Plan

Proposal 5	The approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan

Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.

Record date

The Board of Directors (the “Board”) of Baker Hughes Company (the “Company,” “Baker Hughes,” “we,” “us,” or “our”) has fixed March 23, 2026 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at the meeting and any reconvened meeting after an adjournment thereof, and only holders of Class A Common Stock of the Company (the “Common Stock”) of record at the close of business on that date will be entitled to notice of, and to vote at the meeting and any reconvened meeting after an adjournment.

Proxy voting

You are invited to attend the meeting via live webcast. Whether or not you plan to attend the live webcast, we urge you to promptly vote your shares by telephone, by the Internet, or if this proxy statement (“Proxy Statement”) was mailed to you, by completing, signing, dating, and returning it as soon as possible in the enclosed postage prepaid envelope in order for your vote to be cast at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”). You may revoke your proxy any time prior to its exercise, and you may vote at the live webcast, even if you have previously returned your proxy.

By order of the Board,

Fernando Contreras

Vice President - Chief Compliance Officer & Corporate Secretary

Houston, Texas, March 30, 2026

(1)	Vote by 8:00 a.m. CDT on May 19, 2026.
(2)	Mailed ballot needs to be received by 9:00 a.m. CDT on May 18, 2026.

How to vote in advance

Even if you plan to attend the meeting via live webcast, we urge you to vote in advance using one of these voting methods:

Registered holders(1) 1-855-658-0965 Beneficial holders Follow instructions provided by your broker, bank, or other nominee

Registered holders(1) www.proxypush.com/bakerhughes Beneficial holders Follow instructions provided by your broker, bank, or other nominee

Mail your signed proxy card or voting instruction to the address listed on the envelope(2)

Who can vote:

Holders of Baker Hughes Common Stock at the close of business on March 23, 2026

Virtual Meeting Access:

To attend, register at:

www.proxydocs.com/bakerhughes

Date of mailing

A Notice of Internet Availability of Proxy Materials will be mailed on or about March 31, 2026

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 19, 2026

Baker Hughes 2026 Proxy Statement and 2025 Annual Report are available on the Internet:

Registered holders

www.proxydocs.com/bakerhughes

Beneficial holders

Follow instructions provided by your broker, bank, or other nominee

Proxy Statement Summary

This proxy statement summary highlights information contained elsewhere in this Proxy Statement, which is first being made available to shareholders on or about March 31, 2026. We plan to begin mailing a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials, how to vote online, and how to obtain a paper copy of the proxy materials, on or about March 31, 2026. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.

2026 Annual Meeting information

When:	Virtual Meeting Access:
Tuesday, May 19, 2026 8:00 a.m. CDT*	To attend, register at www.proxydocs.com/bakerhughes

Virtual Meeting

The Board has determined that the Annual Meeting will be a completely virtual meeting. The Annual Meeting will be conducted only via live webcast. You will have the same rights and opportunities to participate as you would have at a physical meeting. You may attend the meeting, vote your shares, and submit questions electronically during the live webcast by visiting www.proxydocs.com/bakerhughes.

To participate in the Annual Meeting, you will need to register prior to the start of the meeting. Upon completing your registration, you will receive further instructions via email one hour prior to the start of the Annual Meeting, including your unique link that will allow you access to the Annual Meeting. You will have the ability to submit questions during the registration process and fifteen minutes prior to and during the Annual Meeting. We look forward to answering your questions during the meeting. All questions must comply with the rules of conduct, which will be posted on the virtual meeting website.

Technical assistance will be available one hour prior to and during the Annual Meeting. Information related to technical assistance will be provided in the email with the sign-in instructions.

Matters to be voted upon				How to vote in advance

No.	Proposal	Board Recommendation	Page Reference (For More Detail)	Even if you plan to attend the meeting via live webcast, we urge you to vote in advance using one of these voting methods

1	The election of directors	FOR EACH NOMINEE	7	Registered holders 1-855-658-0965 Beneficial holders Follow instructions provided by your broker, bank, or other nominee

2	An advisory vote related to the Company’s executive compensation program	FOR	72	Registered holders www.proxypush.com/bakerhughes Beneficial holders Follow instructions provided by your broker, bank, or other nominee

3	The ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026	FOR	75	Mail your signed proxy card or voting instructions to the address listed on the envelope

4	The approval of the Baker Hughes Company 2026 Long-Term Incentive Plan	FOR	76

5	The approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan	FOR	82
Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.

* It is possible that an adjournment or postponement may be necessary due to a national emergency that makes us unable to hold the meeting on the date as planned.

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 19, 2026

Baker Hughes’ 2026 Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2025 (“2025 Annual Report”) are available for registered holders at www.proxydocs.com/bakerhughes and beneficial holders should follow the instructions provided by their broker, bank, or other nominee.

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Proxy Statement Summary

2025 operational highlights

In 2025, Baker Hughes produced record-breaking financial results, realizing the successes of the strategy announced in the fall of 2022. Further establishing ourselves as a leading industrial and energy technology company, we delivered an outstanding year, driving continued progress through our Business System. Industrial & Energy Technology (“IET”) ended the year with a record $14.9 billion of orders, resulting in a book-to-bill of 1.1x and a Remaining Performance Obligation (“RPO”) of $32.4 billion. Notably, this marked the sixth consecutive year of IET RPO growth. Oilfield Services & Equipment (“OFSE”) revenue fell 8% to $14.3 billion, while EBITDA of $2.62 billion resulted in resilient margins of 18.3%, effectively flat year-over-year despite the meaningful top-line decline. This margin resilience despite ongoing macro-related headwinds is reflective of our continued cost discipline and structural actions to remove duplication across the segment, preserving profitability through cycle downturns. With a stronger portfolio, improved execution, and exposure to durable industrial and energy growth trends, we are confident in our strategy and committed to continue creating long-term value for shareholders.

Performance	Technology and Innovation	Sustainability and Leadership

$29.6B in orders	$600M in research and development	AA rating by MSCI

10% increase in adjusted EPS*	>1,400 patents granted worldwide in ‘25	29.3% reduction in Scope 1 & 2 GHG emissions***

5% increase in adjusted EBITDA*	$2.0B in new energy orders	201 HSE Perfect Days****

$2.73B** free cash flow*

$1.3B cash returned to shareholders

*	Adjusted EBITDA, free cash flow and adjusted EPS are non-GAAP measures. A reconciliation of GAAP to non-GAAP measures is included in the Proxy Statement in Annex A

**	21% increase year-over-year

***	2024 actual compared to 2019 base year

****	An HSE Perfect Day is a day without injury, vehicle accidents, or harm to the environment

Our Vision & Strategy

With our diverse portfolio, leading technology and clear purpose to make energy safer, cleaner and more efficient, Baker Hughes is rewriting The Energy Equation™ by delivering advanced solutions across industrial and energy markets. By integrating health, safety & environment (“HSE”) into everything we do, we protect our people, our customers, and the environment.

Rewriting The Energy Equation™ defines the inseparable link between industrial outcomes and the energy systems that power them. Industrial growth is driving structural increases in energy demand, alongside rising expectations for cleaner and efficient energy solutions. Meeting this increasing demand will require a diversified and integrated energy system that draws on the full spectrum of energy sources.

Baker Hughes plays a critical role by deploying technology across industrial energy, oil and gas, liquefied natural gas (“LNG”), power generation, renewables, and new energy – integrating multiple energy sources to deliver solutions that enhance efficiency, reduce emissions, and support the advancement of global energy infrastructure to meet the demands of industrial progress. Within this context,

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Proxy Statement Summary

we view sustainability as a key part of our business strategy. We believe that operating Baker Hughes responsibly and providing products and services that help our customers achieve their sustainability goals afford us opportunities to grow our business; increase customer collaboration; attract, retain, and motivate employees; and differentiate us from our competitors.

Our strategy is based on three key pillars: transform the core, drive profitable growth, and deliver results in new energy. We believe this strategy is driving our execution over three time horizons that look out to 2030 and beyond, and is designed to achieve an elevated margin and returns profile, differentiated shareholder returns, and strong exposure across the industrial and energy growth vectors. We believe our transformation over these three horizons will deliver significant long-term value to our shareholders and achieve our purpose of taking energy forward.

Our differentiated portfolio of assets, technologies, and long-term strategy has allowed us to maintain a strong balance sheet and invest in differentiated solutions while we transform our operations to better deliver for energy and industrial customers and enhance shareholder value.

Our responsibility

We believe that sustainability constitutes a competitive advantage. Sustainability is rooted in the framework of People, Planet, and Principles, and we work hard to make measurable progress each year. We strive to improve the transparency of our reporting and challenge ourselves to perform at the level of the most responsible companies in the world, not just in our own industry. We strive to embed sustainability throughout our global operations by implementation of our sustainability strategic goals.

People

At Baker Hughes, people are at the heart of what we do, and their adaptability is essential to fostering creativity and developing solutions that keep the Company at the forefront of the industry. As of December 31, 2025, we had approximately 56,000 employees. More than 45,000 of our employees work outside the U.S. in over 85 different countries with more than 150 nationalities represented. This global composition underscores our ability to respond effectively to customer needs across markets.

In 2025, we advanced our unified talent strategy: a comprehensive approach to human capital management designed to attract, develop, and retain talent. This strategy provides broad opportunity for leadership development opportunities and strengthens governance around performance development, succession planning, talent assessment, individual development plans, and mobility. It supports recruitment and retention of high-caliber candidates through career pathways, upskilling initiatives, and a positive work culture.

We believe that a global and inclusive workforce is essential to organizational success, innovation, and resilience. By integrating talent management processes, we enhance the employee experience through development opportunities and a supportive environment that fosters growth and creativity. Agility remains critical in the energy sector, and our approach ensures a flexible, skilled workforce capable of adapting to market conditions. We continue to prioritize internal mobility, which reinforces long-term career opportunities. Leadership remains accountable for embedding our culture across the enterprise, with measurable outcomes, transparent goals, and clear accountability supporting a stronger, more innovative future.

Compensation and Benefits: We follow a pay-for-performance philosophy and are committed to providing fair and equitable compensation across the organization. We regularly benchmark our total compensation and benefits against industry peers and local markets to ensure competitiveness and equity. Core offerings include healthcare coverage, life insurance, retirement savings plans, disability coverage, and leave options to support family care and quality-of-life needs.

We also provide comprehensive wellness programs designed to promote physical, mental, and emotional wellbeing. These include preventive health initiatives, fitness and wellness resources, counseling services, and employee assistance programs. Flexible work arrangements – such as hybrid schedules, compressed work weeks, and remote work options – are available to support engagement and retention. In addition, recognition programs, career development support, and community engagement initiatives strengthen employee connections and reinforce our culture.

Together, these compensation, benefits, and wellness programs reflect our commitment to fair treatment, employee wellbeing, and long-term organizational success.

Learning and Development: Learning and Development at Baker Hughes empowers employees to grow through continual attainment of knowledge, skills, and expertise that drive both professional and personal success. In 2025, we launched the Unified Learning Framework, guided by our Talent Empowerment Strategy, to provide a structured yet flexible approach to development. It addresses the needs of individual contributors, leaders, identified talent, and executives while aligning learning with performance, succession planning, and Individual Development Plans.

This holistic framework ensures learning is embedded in career progression, strengthens leadership pipelines, accelerates readiness for complex roles, and builds a future-ready workforce. Learning and Development is a personal journey at Baker Hughes.

Diversity, Inclusion and Belonging: At Baker Hughes, we believe that varied perspectives drive innovation and strengthen our long-term success. We are committed to maintaining an inclusive and safe workplace, supported by learning and development programs,

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Proxy Statement Summary

competitive compensation and benefits, health and wellness initiatives, and opportunities that connect employees with their communities. These elements are critical to our business success and our mission of advancing energy solutions for our customers and the industry. Our Diversity, Inclusion, and Belonging framework builds teams that reflect the stakeholders and communities we serve globally, while fostering respect and uniting around our shared purpose. In 2025, we advanced these priorities through initiatives such as the People First program, which expanded to eighteen languages to make our culture accessible across geographies. We also collaborate across the organization and with community partners to support our workplace culture and integrate these efforts into daily work practices, including nominating charitable organizations for grants from the Baker Hughes Foundation (the “Foundation”).

We recognize that inclusion is not only a matter of respect but a strategic advantage that fosters innovation and enhances performance. Our enterprise-wide strategy ensures that we remain focused on building a stronger, more inclusive organization for all employees.

Health, Safety, Environment, and Wellness: HSE is at the core of our culture as we are committed to doing the right thing to protect our employees, customers, the communities where we live and work, and the environment. We take a risk-based approach with proactive and preventive programs to deliver safe, secure, and sustainable operations. We have established a stringent set of standards which meet or exceed global HSE regulatory requirements.

Our commitment to HSE starts at the highest levels of our Company and is embedded throughout all layers of the organization. We encourage and empower all employees to take an active role in “owning” HSE by stopping work when conditions and/or behaviors are unsafe and reporting through open reporting channels. Our ambition is to ensure each day we operate without serious injuries, accidents, or harm to the environment. Employees are required to complete recurring HSE training to bring awareness to potential hazards, regulatory obligations, and performing activities safely. We offer over 260 HSE courses, including foundational training required for all employees, workplace and job-specific training, and human-performance leadership training for managers.

Our commitment to HSE goes beyond safety alone. Occupational health and wellness is a key competency jointly managed within our HSE and Human Resources teams. The importance of physical health, ergonomics, preventative health care, and mental wellness cannot be overstated in promoting a healthy, engaged, and productive workplace. We work with our health benefit providers and internal teams to offer employees health and wellness programs, telemedicine access, health screenings, immunizations, fitness reimbursements, and virtual wellness tools. Focus areas in 2025 included ergonomic injury prevention, heart health, and wellbeing.

While ergonomic injuries are not prevalent globally in our operations, we recognize the importance of prevention to alleviate potential for lasting impacts to employees related to recovery and medical intervention. In 2025, we assessed several years of data to evaluate our ergonomic risk factors across operational sites and collaborated with our global teams to share learnings and best practices to reduce risk through pre-job evaluations, stretching programs for employees, and task-oriented assessments to further reduce risk through elimination or modification of tasks, replacement of tools, and workstation modifications.

Heart health of our employees was a focus in 2025, with our Your Heart Matters campaign offering education and resources to empower employees to make heart health a priority. Several employee engagement sessions were offered, featuring medical experts and employees who provided their personal journeys related to heart events. Additionally, monthly messaging was shared with employees on key topics including risk factors, diagnostic resources, stress management, nutrition, and exercise. We also focused on the importance of preparedness across our sites regarding lifesaving equipment, training, and drills to help our employees recognize and act in the event of an emergency. We are pleased to hear feedback from employees who were inspired by the campaign and took steps that led to diagnosis and preventative medical support.

In 2025, the mental health and emotional wellbeing of our employees remained a critical priority. Following a wellbeing survey issued to employees, we held numerous discussions with teams to discuss results and committed to drive company-wide initiatives to better support mental wellbeing. Baker Hughes held a wellbeing week featuring broadcasts and in-person events with significant employee participation. We also offered a new training program for managers designed to enhance and support mental wellbeing in the workplace. Our Employee Assistance Program provided employees and their family members direct access to professional coaches for in-the-moment counseling or referrals to community experts and extended care providers to navigate daily life and cope with major life events.

Community Involvement: We seek to make a positive impact in the communities where we operate worldwide. Consistent with our purpose and values, we focus on advancing environmental quality, educational opportunities, health, and wellness. We contribute through financial support, in-kind donations of goods and services, and employee volunteer projects that strengthen local communities.

The Foundation plays a central role in our community engagement by making strategic philanthropic contributions, matching employee charitable donations, and awarding volunteer recognition grants for outstanding service. In 2025, the Foundation supported initiatives aligned with our sustainability priorities, including environmental stewardship; Science, Technology, Engineering, and Mathematics, or STEM, education; and health and wellness programs. The Foundation also partners with local organizations to deliver community projects that address specific regional needs.

Employee involvement is a cornerstone of our approach. Through volunteerism and community engagement programs, our workforce helps extend the Company’s impact beyond business operations. These efforts reinforce our culture of responsibility and demonstrate our commitment to building stronger, more resilient communities across the globe.

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Proxy Statement Summary

Planet

Sustainability: For us, sustainability means advancing energy technologies that reduce emissions, enhance efficiency, and deliver long-term value to stakeholders. Our planet-centered strategy focuses on operational improvements and innovative technologies to lower our environmental impact while expanding low-carbon solutions for customers. We recognize climate change as both a challenge and an opportunity, and our commitments are centered on emissions reduction.

We have set clear targets to cut Scope 1 and 2 carbon dioxide equivalent emissions by 50% by 2030 and to achieve carbon dioxide equivalent net-zero emissions by 2050, in alignment with the Paris Agreement and the recommendations of the United Nations (“UN”) Intergovernmental Panel on Climate Change.

Our continued alignment strengthens our efforts to mitigate climate risk, accelerates our role in carbon reduction, and unlocks growth across industrial and energy markets. Progress toward these goals is demonstrated in our 2024 Corporate Sustainability Report, where we reported a 29.3% reduction in Scope 1 and 2 emissions compared to our 2019 base year, alongside a 39.5% intensity reduction. Key initiatives supporting these results include facility consolidation, increased use of renewable electricity, infrastructure upgrades, and electrification of our vehicle fleet.

Our sustainability approach extends across the value chain, engaging suppliers through assessments and partnerships to strengthen resilience and performance. We strive to minimize our environmental footprint, uphold the highest standards of integrity, and foster an inclusive company for all our stakeholders. We also emphasize the importance of our people by focusing on talent development, employee well-being, inclusion, and community engagement, recognizing that our success is intrinsically linked to the strength of our workforce.

Strong governance underpins our sustainability strategy. We maintain audited and assured reporting processes to ensure transparency and accountability for stakeholders and investors. Our commitments include participation in the UN Global Compact and alignment with its Ten Principles and Sustainable Development Goals, reaffirmed annually since 2019.

Principles

In the conduct of all of our activities, we are committed to maintaining our core values, as well as high safety, ethical, and quality standards as also reported in our Quality Management System. We believe such a commitment is integral to running a sound, successful, and sustainable business.

Ensure sustainable governance: The Board believes the purpose of corporate governance is to maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices, which the Board and management believe promote this purpose, are sound, and represent best practices. The Board periodically reviews these governance practices, Delaware law (the state in which the Company is incorporated), the rules and listing standards of the Nasdaq Stock Market LLC (“Nasdaq”) and U.S. Securities and Exchange Commission (“SEC”) regulations, as well as best practices suggested by recognized governance authorities.

The Board monitors and provides oversight over our sustainability policies, programs, and practices regarding corporate responsibility and plays an active role in overseeing our human capital management efforts. The Board sets high standards for the Company’s officers, directors, and employees to do the right thing, always. These standards include the Company’s code of conduct (“Code of Conduct”), policies, and procedures. Strong corporate governance is the cornerstone of our strategy and helps guide our business in a principled, ethical way. The duty of the Board is multifaceted. The Board serves as a prudent fiduciary to maximize shareholder value, champion compliance and ethics, and foster sustainable governance. The Board believes that safety, health, integrity, compliance, and human rights are foundational elements of our culture.

Champion compliance and ethics: In a global business environment where trust and transparency are more important than ever, our commitment to integrity is what sets Baker Hughes apart. It is the foundation of every relationship we build – with our colleagues, our customers, our partners, and the communities where we operate. We devote significant resources to maintain a comprehensive global ethics and compliance program, which is designed to prevent, detect, and appropriately respond to any potential violations of the law, the Code of Conduct, and other Company policies and procedures.

Uphold the highest health, safety and environmental standards: HSE principles are embedded in everything we do and how we work—from protecting the safety of our teams, operations and the environment, to maintaining compliance with external parties, customers and regulatory requirements.

Our commitment to HSE starts at the top levels of our Company and is embedded throughout all layers of the organization. Our SVP of Enterprise Operations Excellence, in partnership with our Enterprise HSE Leader, is responsible for our HSE systems and standards. Everyone at Baker Hughes plays a role in driving our culture to promote a safe, clean and productive environment to protect our team, deliver for our customers and minimize our environmental impact. Continuous learning, strong leadership and ongoing dialogue are essential to this process, and our leaders play a critical role. Leadership engagements are one way we do this. These required monthly sessions are aimed at driving accountability while providing a consistent format for leaders to engage with their teams and track progress to make improvements over time.

Strive for principled, differentiated and inclusive supply chains: We are part of a broad global supply chain, and we source materials from many countries around the world. In addition to managing our own corporate sustainability performance, for the long-term success of our Company, we also have a desire to ensure that the suppliers we work with adhere to high standards. Our Supplier Integrity Guide governs our relationships with suppliers, contractors, consortium partners, and consultants. Our Supplier Social Responsibility Program is

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Proxy Statement Summary

intended to set standards for and monitor compliance of HSE performance, ethical conduct relating to human rights, fair treatment of workers, and security. In addition, the program seeks to prevent, detect and appropriately respond to any potential violations of the law or Company policies.

Additional information on our People, Planet and Principles can be found in our Corporate Sustainability Report located on our website. Information contained on or connected to our website, including our Corporate Sustainability Report, is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any filing we make with the SEC.

Director nominee highlights

The ten director nominees, if elected, will serve a one-year term expiring at the Company’s 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”). Our priority is to bring together areas of expertise for the benefit of the Company and long-term shareholder value. We strive to maintain a Board that reflects diversity, varied knowledge and experiences, and relevant skills and personal qualities. Our candidates possess leadership skills, global business experience, and expertise in finance and the energy industry. More information about our director nominees may be found under “Proposal No. 1 – Election of Directors.”

			Committee Memberships

Name, Primary Occupation	Age(1)	Director Since	AC	FC	GCR	HCC	Independent

Lorenzo Simonelli Chairman, President and CEO Baker Hughes Company	52	2017	N/A	N/A	N/A	N/A	No

John G. Rice* Former Chairman GE Gas Power	69	2017			●	●	Yes

Abdulaziz M. Al Gudaimi Former Executive Vice President Saudi Arabian Oil Company	63	2024	●			●	Yes

W. Geoffrey Beattie Chief Executive Officer Generation Capital	66	2017		●	●		Yes

Gregory D. Brenneman Executive Chairman CCMP Capital Advisors, LP	64	2017			●		Yes

Cynthia B. Carroll Former Chief Executive Officer Anglo American plc	69	2020	●				Yes

Michael R. Dumais Former Executive Vice President & Chief Transformation Officer RTX Corporation (formerly Raytheon Technologies Corporation)	59	2022		●			Yes

Shirley A. Edwards Former Partner EY (formerly Ernst & Young LLP)	65	2024	●			●	Yes

Ilham Kadri Former Chief Executive Officer Diversey, Solvay, Syensqo	57	Nominee(2)		●	●		Yes

Mohsen M. Sohi Former Chief Executive Officer Freudenberg and Co.	67	2023		●			Yes

● Member	Chair * Lead Independent Director

AC Audit Committee	FC Finance Committee	GCR Governance & Corporate Responsibility Committee
HCC Human Capital and Compensation Committee

(1)	Ages listed are as of May 19, 2026.

(2)	Ilham Kadri is not a current director on the Board, and the indicated committee memberships are her proposed committee memberships following the Annual Meeting, if elected.

6 2026 Proxy Statement

Proposal 1 Election of Directors

The Board of Directors recommends that you vote FOR each nominee.

In analyzing director nominations, the Governance & Corporate Responsibility Committee strives to recommend candidates whose backgrounds and experience, when considered collectively, support effective Board oversight. Candidates should demonstrate leadership, comprehend the role of a public company director, and exemplify relevant expertise, experience, and a substantive understanding of domestic and international considerations and geopolitics. The Governance & Corporate Responsibility Committee also looks for candidates who will help progress Baker Hughes’ strategy as an energy technology company and as a leader in carbon reduction.

When analyzing whether directors and nominees have the experience, qualifications, attributes, and skills to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Governance & Corporate Responsibility Committee and the Board assess the information summarized in each of the directors’ individual biographies set forth in this Proxy Statement as well as the director skills matrix. Ilham Kadri was recommended for consideration by a third-party search firm. Dr. Kadri and each of the current directors have been nominated for election by the Board upon recommendation by the Governance & Corporate Responsibility Committee and have decided to stand for election.

All directors who are elected at the Annual Meeting will serve for a one-year term expiring at the 2027 Annual Meeting; until his or her successor is elected and qualified; or until his or her earlier death, retirement, resignation, or removal. The proxy holders will vote FOR the ten persons listed below under “Board Nominees for Director,” unless contrary instructions are given.

If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted FOR the ten persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you must do so with respect to each individual nominee.

7

Proposal 1 Election of Directors

Board highlights

Our director nominees exhibit an effective mix of skills, experience, and perspectives. Our Governance & Corporate Responsibility Committee actively evaluates candidates to support a well-qualified and effective Board.

DIRECTOR INDEPENDENCE

9 of 10

directors are independent

INDUSTRY EXPERIENCE

80%

of directors have industry and operational experience

ENVIRONMENTAL AND SAFETY

7 of 10

directors have environmental and safety, risk and regulatory experience

AVERAGE AGE OF DIRECTOR NOMINEES

63 years

50s
3
60s
7

CYBERSECURITY

100%

of directors have cybersecurity experience

FINANCE AND ACCOUNTING

100%

of directors have finance and accounting experience

ROBUST BOARD REFRESHMENT

5(1)

new directors since 2022

BOARD TENURE

5 years

Average Tenure

<5 Years
5
5-9 Years
5
10-15 Years
0

(1)	Including director nominee Ilham Kadri.

8 2026 Proxy Statement

Proposal 1 Election of Directors

Board nominees for director

The following table sets forth each nominee director’s name, principal occupation and prior work experience, including any public company directorship experience pursuant to Item 401(e)(2) of Regulation S-K, age, and year in which the nominee first became a director of the Company. Each nominee director has agreed to serve if elected.

Director nominees

Lead Independent

Director

Age:

•

69

Director Since:

•

2017

Other Public Directorships

(Past Five Years):

•

American International Group, Inc. (NYSE: AIG) (since 2022)

Committees:

•

Governance & Corporate Responsibility (Member)

•

Human Capital and Compensation (Member)

Education:

•

B.A., Economics, Hamilton College

John G. Rice

Reasons for Nomination:

John G. Rice brings nearly four decades of global leadership experience across energy, infrastructure and industrial technology, with a career defined by scaling complex businesses, executing disciplined capital allocation and leading through industry transitions. As Lead Independent Director and through his service on other public company boards, Mr. Rice contributes seasoned judgment in strategy, governance and risk management, supporting the Board’s stewardship of long-term shareholder value.

Key Skills and Qualifications:

*   NACD Cybersecurity Oversight

•

During his tenure as CEO of GE Energy, Mr. Rice led the acquisition of Enron Wind out of bankruptcy for $250 million in 2002, transforming it into a scaled, commercially viable renewable-energy business and establishing a durable growth platform within GE’s energy portfolio, which generated nearly $8 billion in revenues by 2017.

•

As Vice Chairman of GE’s Global Growth Organization (GGO), Mr. Rice expanded the company’s international footprint from 92 to 180 countries and oversaw global operations that generated nearly ~60% of GE’s total revenues. His leadership across regions including Asia and North America provides the Board with deep insight into global execution, geopolitical complexity and localized market strategy.

•

Mr. Rice has overseen significant periods of industry transition, market volatility and cyclical headwinds in the energy and power generation markets, equipping him with invaluable perspectives on building portfolio resilience, operational response and technology-driven growth in dynamic energy markets.

Career Highlights:

General Electric Company (NYSE: GE)

•

Non-Executive Chairman, GE Gas Power (2018-2020)

•

Vice Chairman (2005-2018)

•

President and Chief Executive Officer, GE Global Growth Organization (2010-2017)

•

President and Chief Executive Officer, GE Technology Infrastructure (2007-2010)

•

Vice Chairman, GE industrial and infrastructure businesses (2005-2007)

•

President and Chief Executive Officer, GE Energy (2000-2005)

9

Proposal 1 Election of Directors

Independent

Age:

•

63

Director Since:

•

2024

Other Public Directorships
(Past Five Years):

•

None

Other Directorships and Affiliations:

•

Banque Saudi Fransi (TADAWUL:1050.SR)
(since 2023)

•

Repsol EP (since 2023)

•

Vision Invest (since 2023)

Committees:

•

Audit (Member; Audit Committee Financial Expert)

•

Human Capital and Compensation (Member)

Education:

•

B.S., Petroleum Engineering, King Fahad University for Petroleum and Minerals (KFUPM)

•

MBA, Massachusetts Institute of Technology

Abdulaziz M. Al Gudaimi

Reasons for Nomination:

Abdulaziz M. Al Gudaimi is a seasoned global energy executive with over 35 years of experience leading large-scale operations and advancing technology-enabled energy and infrastructure initiatives across the Middle East and North Africa (MENA) region and international markets. He brings deep expertise in the energy and chemicals industries, strategic transactions, portfolio optimization and capital allocation, in addition to a strong track record of championing innovation, digital transformation and emerging technologies to drive operational excellence.

Key Skills and Qualifications:

•

Mr. Al Gudaimi has led complex international energy and industrial operations spanning refining, chemicals, power systems and upstream ventures. His experience includes oversight of major cross-border infrastructure projects and the development of integrated energy and industrial growth strategies at Aramco.

•

Throughout his career at Aramco, Mr. Al Gudaimi spearheaded the development of multiple world-scale joint ventures with global leaders, including Dow, Total, ConocoPhillips and Sumitomo, and led several strategic transactions, including the $69.1 billion acquisition of a 70% stake in Saudi Basic Industries Corporation (SABIC).

•

Drawing on his industrial and financial expertise, Mr. Al Gudaimi advises on capital-intensive, decarbonization and technology-enabled energy and infrastructure investments across MENA at EIG Partners, a global private energy investments company.

Career Highlights:

EIG Partners

•

Senior Advisor and Chairman, MENA Operations (since 2023)

Saudi Arabian Oil Company (“Aramco”) (TADAWUL:2222)

•

Executive Vice President, Corporate Development (2020-2022), Downstream (2015-2020)

•

Senior Vice President, Power Systems (2013-2015), Corporate Planning (2013), Chemicals (2009-2012), New Business Development (2007-2009), Northern Oil Operations (2006-2007)

•

Chief Executive Officer and President, Aramco Gulf Operations Company (2004-2006)

•

Various positions of increasing responsibility (1996-2004)

10 2026 Proxy Statement

Proposal 1 Election of Directors

Independent

Age:

•

66

Director Since:

•

2017

Other Public Directorships
(Past Five Years):

•

None

Other Directorships and Affiliations:

•

Fiera Capital Corporation (OTCMKTS:FRRPF) (2018-2023)

•

Maple Leaf Foods Inc. (OTCMKTS:MLFNF) (2008-2023)

Committees:

•

Governance & Corporate Responsibility (Member )

•

Finance (Member)

Education:

•

Bachelor Degree, Western University

•

JD, Western University

•

Honorary Doctorate, Western University

W. Geoffrey Beattie

Reasons for Nomination:

W. Geoffrey Beattie is a seasoned investment professional with deep expertise in capital allocation and corporate transactions. Drawing on his senior leadership experience at leading investment organizations, including as chief executive officer at two investment companies, and background in law, he provides a rigorous, investor-focused perspective to Board oversight, with strength in strategic decision-making, risk management and regulatory compliance.

Key Skills and Qualifications:

•

As Chief Executive Officer of Generation Capital and Chairman of Relay Ventures, Mr. Beattie has directed capital deployment strategies across diverse investment portfolios, guiding growth initiatives and exercising rigorous investment discipline to support sustainable, long term returns.

•

Mr. Beattie played a central role in Thomson Corporation’s landmark $17 billion acquisition of Reuters Plc, one of the most significant transactions in the global professional information services sector. Following the transaction, his private investment fund became the majority shareholder of the combined publicly traded company, which at the time held an estimated 34% share of the global financial data market, creating strategic and financial value at scale.

•

Earlier in his career, Mr. Beattie spent more than a decade as a partner at Torys LLP, a leading international business law firm, advising on major corporate transactions, governance matters, and regulatory issues. This legal foundation has informed his approach to investment decision-making and strengthened his effectiveness in overseeing compliance, regulatory risk, and corporate governance frameworks at the board level.

Career Highlights:

Generation Capital

•

Chief Executive Officer (since 2013)

Relay Ventures

•

Chairman (since 2013)

Woodbridge Company Limited

•

Deputy Chairman, Thomson Reuters (2000-2013)

•

President and Chief Executive Officer (1998-2012)

Torys LLP

•

Partner (1984-1997)

11

Proposal 1 Election of Directors

Independent

Age:

•

64

Director Since:

•

2017

Other Public Directorships:

•

The Home Depot, Inc.
(NYSE: HD) (since 2000)

•

Hayward Holdings, Inc.
(NYSE: HAYW) (2021-2023)

•

Ecovyst Inc. (NYSE:ECVT)
(2014-2022)

Other Directorships and Affiliations:

•

Milacron Holdings Corp. (formerly NYSE: MCRN) (2012-2017)

Committees:

•

Finance (Chair)

•

Governance & Corporate Responsibility (Member)

Education:

•

B.B.A. in Accounting and Finance, Washburn University

•

MBA, Harvard University

Gregory D. Brenneman

Reasons for Nomination:

Gregory D. Brenneman is a seasoned executive, investor and public company director with expertise in corporate turnarounds, capital allocation and value creation across global enterprises. He brings more than three decades of experience capitalizing on market opportunities and leading organizations through periods of significant strategic and operational change.

Key Skills and Qualifications:

•

Over more than two decades, Mr. Brenneman has overseen more than $4.5 billion in private equity investments, driving value through active portfolio oversight. He brings deep investment strategy and capital allocation expertise as Executive Chairman of CCMP Capital Advisors and founder of TurnWorks, a private equity firm focused on corporate turnarounds.

•

Mr. Brenneman has led major corporate transformations designed to capitalize on market opportunities, improve revenue performance, accelerate product and service innovation and reshape corporate culture at companies including Continental Airlines, Quiznos and Burger King. At Burger King, he oversaw the repositioning of the business and preparation for a successful public offering.

•

Mr. Brenneman led the strategic realignment of PwC Consulting, the management consulting division of PricewaterhouseCoopers, and executed its $3.5 billion sale to IBM, demonstrating his ability to structure and close large-scale deals, while navigating operational separation and execution risk.

Career Highlights:

CCMP Capital Advisors, LP

•

Executive Chairman (since 2016)

•

President and Chief Executive Officer (2015-2016)

•

Chairman (2008-2016)

TurnWorks, Inc.

•

Founder, Chairman and Chief Executive Officer (since 1994)

Quiz Holdings, LLC

•

President and Chief Executive Officer (2007-2008)

Burger King Corporation

•

Chief Executive Officer (2004-2006)

PricewaterhouseCoopers Consulting

•

President and Chief Executive Officer (2002)

Continental Airlines, Inc. (Former NYSE:CAL)

•

President and Chief Operating Officer (1995-2001)

12 2026 Proxy Statement

Proposal 1 Election of Directors

Independent

Age:

•

69

Director Since:

•

2020

Other Public Directorships
(Past Five Years):

•

Pembina Pipeline Corp. (NYSE:PBA) (since 2020)

•

Century Aluminum Co. (Nasdaq:CENX) (2020-2021)

Other Directorships and Affiliations:

•

Glencore plc (OTCMKTS:GLNCY) (since 2021)

•

Hitachi, Ltd. (OTCMKTS:HTHIY) (2013-2024)

•

BP plc (NYSE: BP)
(2007-2017)

Committees:

•

Human Capital and Compensation (Chair)

•

Audit (Member)

Education:

•

B.S., Geology, Skidmore College

•

M.S., Geology, University of Kansas

•

MBA, Harvard University

Cynthia B. Carroll

Reasons for Nomination:

Cynthia B. Carroll provides the Board with extensive executive leadership, industry knowledge and governance expertise shaped by more than three decades across global mining and resource enterprises. Her track record demonstrates her ability to oversee complex global operations through strategic change, embedding a strong safety culture while balancing capital intensive priorities, stakeholder expectations and long-term value creation.

Key Skills and Qualifications:

•

As former Chief Executive Officer of Anglo American, one of the world’s largest and most diversified global mining companies employing over 160,000 people, Ms. Carroll led a comprehensive company-wide transformation to strengthen operational discipline and embed a ‘zero harm’ safety standard, reshaping corporate culture and governance. She reduced organizational complexity and sharpened strategic focus on core assets, reinforcing capital discipline and positioning the company for sustainable growth through commodity cycles.

•

Under Ms. Carroll’s leadership, Anglo American became a top-20 FTSE 100 company, supported by rigorous cost management and operational effectiveness. Her tenure included major strategic portfolio actions, such as the acquisition of an additional 40% stake in De Beers, taking Anglo’s interest to 85% of the world’s leading diamond company; the divestiture of $4.2 billion of non-core assets; and the $1.15 billion acquisition of a 49% stake in the Minas-Rio iron ore project in Brazil.

•

At Alcan, Ms. Carroll led the company’s Primary Metal Group, which accounted for approximately 75% of its earnings and $12 billion in revenue, overseeing large-scale production assets, global supply chains and power-intensive operations. Her leadership emphasized operational excellence, cost competitiveness, and the integration of newly acquired assets and leading-edge technologies, contributing to improved performance at scale.

Career Highlights:

Anglo American plc (LSE: AAL)

•

Chief Executive Officer (2007-2013)

Alcan Aluminum Corporation (formerly NYSE:AL)

•

President and Chief Executive Officer, Primary Metal Group (2002-2006)

•

President, Bauxite, Alumina and Specialty Chemicals division (1998-2001)

•

Other various management positions (1989-2001)

Amoco Corporation (now NYSE:BP)

•

Petroleum Geologist (1982-1987)

13

Proposal 1 Election of Directors

Independent

Age:

•

59

Director Since:

•

2022

Other Public Directorships
(Past Five Years):

•

None

Committees:

•

Governance & Corporate Responsibility (Chair)

•

Finance (Member)

Education:

•

B.S., Electrical Engineering, Virginia Tech University

•

M.S., Electrical Engineering, University of Pennsylvania

•

MBA, The Wharton School - University of Pennsylvania

Michael R. Dumais

Reasons for Nomination:

Michael R. Dumais brings deep operations, strategy and finance expertise, shaped by more than 20 years of leading significant business transformations and digital modernization initiatives across global, technology-enabled enterprises. His experience overseeing industrial organizations with mission-critical engineered products, aftermarket services and complex manufacturing and supply-chain operations provides a highly relevant perspective on Baker Hughes’ products and service portfolios, execution priorities and shareholder value creation.

Key Skills and Qualifications:

•

As Chief Transformation Officer of RTX Corporation (formerly Raytheon Technologies Corporation), Mr. Dumais led value-accretive acquisitions and divestitures and led the integration of United Technologies and Raytheon following their $75 billion merger, achieving over $1 billion in annual gross cost synergies by the end of his tenure.

•

Mr. Dumais oversaw RTX’s enterprise-wide transformation, implementing advanced digital operating models that improved efficiency and enhanced customer solutions. He served as Chairman of RTX’s Forcepoint cybersecurity JV and founded RTX Ventures, the company’s corporate venture capital arm, focused on strategic investments and licensing partnerships with emerging high-technology companies to accelerate innovation and expand pathways for long-term growth.

•

As President of United Technologies Corporation’s Hamilton Sundstrand Division, Mr. Dumais was responsible for a multi-billion-dollar aerospace and industrial systems portfolio, with oversight of global supply chain, technology, product development and customer service. In this role, he drove operational execution across complex, mission-critical businesses serving a global customer base.

Career Highlights:

RTX Corporation (formerly Raytheon Technologies Corporation)

•

Executive Vice President and Chief Transformation Officer (2021-2022)

•

Executive Vice President, Strategy (2020-2021)

United Technologies Corporation (former NYSE: UTX, merged with Raytheon in 2020)

•

EVP Operations, Strategy & Corporate Development (2018-2020)

•

Senior Vice President, Strategy & Corporate Development (2015-2018)

•

President, Hamilton Sundstrand Division and Co-President, UTC Aerospace Systems Division (2011-2015)

14 2026 Proxy Statement

Proposal 1 Election of Directors

Independent

Age:

•

65

Director Since:

•

2024

Other Public Directorships
(Past Five Years):

•

Solventum Corp. (NYSE:SOLV) (since 2024)

•

Appian Corp. (Nasdaq:APPN) (since 2022)

Committees:

•

Audit (Member; Audit Committee Financial Expert)

•

Human Capital and Compensation (Member)

Education:

•

B.S., Accounting, Virginia Tech University

Shirley A. Edwards

Reasons for Nomination:

Shirley A. Edwards brings deep, proven leadership in financial oversight, enterprise risk management, governance and large-scale operations, gained through her senior executive roles spanning both global operational leadership and complex client-service engagements. As a Certified Public Accountant, she has financial acumen and a disciplined, risk-informed perspective that strengthens the Board’s oversight of a capital-intensive, technology-enabled and highly regulated global enterprise.

Key Skills and Qualifications:

•

As a Senior Partner at EY, Ms. Edwards held full P&L responsibility for the firm’s nearly $4 billion Assurance practice across the Americas, spanning 20 countries, 10 regions and more than 20,000 professionals. She drove sustained, profitable growth through operational rigor, margin discipline and innovative, technology-enabled services, developing enterprise-level experience managing scale and complexity.

•

Ms. Edwards led client service delivery for audit, forensics, financial accounting and advisory services across highly complex multinational organizations. Her deep expertise in global financial reporting, internal controls, enterprise risk management and regulatory compliance strengthens the Board’s oversight of financial integrity, disciplined governance and decision making.

•

With extensive experience in senior leadership roles guiding organizational transformations, change management initiatives and workforce capability building, Ms. Edwards has led efforts to design and implement strong governance practices, particularly during periods of significant structural and operational change. She has also held leadership roles in technology-enabled environments, where she was responsible for overseeing technology strategy and managing digital and cybersecurity risks in alignment with long-term business objectives.

Career Highlights:

EY (formerly Ernst & Young LLP)

•

Partner (2002-2022)

Arthur Andersen

•

Roles of increasing responsibility, including as Partner (1982-2002)

15

Proposal 1 Election of Directors

Independent

Age:

•

57

Director Since:

•

Nominee

Other Public Directorships
(Past Five Years):

•

A.O. Smith Corporation (NYSE:AOS) (since 2016)

Other Directorships and Affiliations:

•

L’Oréal S.A. (OTCMKTS: LRLCF) (since 2020)

•

Synesqo S.A. (OTCMKTS:SHBB) (2023-2026)

Proposed Committees if Elected:

•

Finance (Member)

•

Governance & Corporate Responsibility (Member)

Education:

•

Chemical Engineering, Ecole d’Application des Hauts Polymères de Strasbourg, France

•

PhD, Macromolecular Physics and Chemistry, L’Université Louis Pasteur de Strasbourg, France

Ilham Kadri

Reasons for Nomination:

Dr. Ilham Kadri is an experienced industrial and energy-technology executive who has led financial turnarounds and disciplined portfolio reshaping across multinational enterprises. Her scientific background and international leadership experience, combined with hands-on execution of strategic transactions and digital modernization, strengthen the Board’s ability to advance Baker Hughes’ innovation and value-creation strategy.

Key Skills and Qualifications:

•

Dr. Kadri led one of the most significant portfolio transformations in the European chemicals sector, overseeing the strategic separation of Solvay into two independent public companies, Solvay and Syensqo. As Chief Executive Officer of Syensqo, she guided the company through its establishment as a standalone public enterprise, sharpening strategic focus, enforcing financial discipline and driving operational execution, while advancing digital capabilities across materials and industrial applications.

•

Previously, as Chief Executive Officer of Solvay, Dr. Kadri led a comprehensive turnaround and portfolio repositioning, generating double-digit EBITDA growth, 18 consecutive quarters of positive free cash flow and balance-sheet deleveraging, while accelerating sustainability integration across the company’s operating model.

•

At Diversey, Dr. Kadri reoriented the portfolio toward higher-return industrial end markets, restored profitability and strengthened the company’s operations as a standalone enterprise, culminating in a $3.2 billion divestiture to Bain Capital Private Equity.

Career Highlights:

Syensqo S.A. (OTCMKTS:SHBBF)

•

Chief Executive Officer (2023-2025)

Solvay S.A. (OTCMKTS:SLVYY)

•

Chief Executive Officer (2019-2023)

Diversey, Inc. (former Nasdaq:DSEY)

•

President and Chief Executive Officer (2017-2019)

Sealed Air Corporation (NYSE:SEE)

•

President, Diversey Care division (2013-2017)

•

Vice President (2013-2017)

Dow Chemical Company (NYSE:DOW)

•

General Manager, Dow Advanced Materials (2009-2012)

•

Commercial Director, Dow Water & Process Solutions (2009-2012)

16 2026 Proxy Statement

Proposal 1 Election of Directors

Age:

•

52

Director Since:

•

2017

Other Public Directorships
(Past Five Years):

•

C3.ai, Inc. (NYSE: AI) (2020-2021)

•

CNH Industrial N.V. (NYSE:CNH) (2019-2021)

Other Directorships and Affiliations:

•

Iveco Group N.V.* (OTCMKTS:IVCGF) (since 2021)

Committees:

•

N/A

Education:

•

B.Sc., Business and Economics, Cardiff University, Wales

*   Tata Motors Limited has announced its acquisition of all outstanding shares of Iveco Group N.V., which will result in Iveco Group N.V. becoming privately held. As such, Mr. Simonelli’s position as director and related obligations will be terminated as of the closing of that acquisition, which is expected to occur at the end of the first quarter of 2026.

Lorenzo Simonelli

Reasons for Nomination:

With over 25 years of international leadership experience and as Chairman and Chief Executive Officer of Baker Hughes, Lorenzo Simonelli offers valuable perspectives on market dynamics, portfolio strategy and value creation opportunities. Mr. Simonelli has led Baker Hughes’ strategic transformation into a scaled global energy and industrial technology company, exercising disciplined operations and financial oversight while strengthening the Company’s competitive positioning across the energy value chain.

Key Skills and Qualifications:

•

Mr. Simonelli oversaw Baker Hughes’ successful repositioning through an accelerated investment in digitalization, automation, and advanced analytics, integrating physical equipment with software and controls to enhance customer productivity and lifecycle performance, delivering revenue growth from $17.3 billion in 2017 to $27.7 billion in 2025.

•

Mr. Simonelli oversaw the successful merger of GE Oil & Gas with Baker Hughes, creating one of the most significant strategic combinations in the energy service sector. This transaction strengthened the Company’s long-term portfolio, expanded its global scale and enhanced competitiveness across the full lifecycle of oil and gas development.

•

As President and Chief Executive Officer of GE Transportation, a global transportation leader in the rail, mining, marine and energy storage industries, Mr. Simonelli transformed the organization into a global industrial technology leader through the deployment of next generation manufacturing and advanced propulsion platforms.

Career Highlights:

Baker Hughes Company (Nasdaq: BKR)

•

President and Chief Executive Officer (since 2017)

General Electric (NYSE: GE)

•

President and Chief Executive Officer, GE Oil & Gas (2013-2017)

•

President and Chief Executive Officer, GE Transportation (2008-2013)

•

President and Chief Executive Officer, EMEA, GE Consumer and Industrial (2007-2008)

•

GM Product Management, GE Consumer & Industrial (2005-2006)

•

Various financial and leadership roles (1994-2005)

17

Proposal 1 Election of Directors

Independent

Age:

•

67

Director Since:

•

2023

Other Public Directorships
(Past Five Years):

•

STERIS plc (NYSE: STE)
(since 2005)

Other Directorships and Affiliations:

•

KION Group (FWB:KGX)
(since 2025)

Committees:

•

Audit (Chair; Audit Committee Financial Expert)

•

Finance (Member)

Education:

•

B.S., Mechanical Engineering, University of Missouri

•

M.S. and D.Sc., Mechanical Engineering, Washington University

•

MBA, Wharton School of Management, University of Pennsylvania

Mohsen M. Sohi

Reasons for Nomination:

Dr. Mohsen M. Sohi brings extensive global industrial, technology and operating leadership experience, having held senior executive roles across multinational, innovation-driven organizations. He contributes deep expertise in advanced materials, digital transformation and strategic investments, supporting the Board’s oversight of portfolio optimization and capital allocation as the Company scales differentiated solutions across energy and industrial markets.

Key Skills and Qualifications:

•

As Chief Executive Officer of Freudenberg and Co., Dr. Sohi led a comprehensive organizational and governance transformation, establishing a decentralized operating model that strengthened customer and market orientation while enabling the management team to focus on long-term strategy. He complemented this with the “House of Excellence” framework, driving process optimization, enterprise-wide digitalization and operational discipline across the organization.

•

During his tenure, Freudenberg’s revenue and profit doubled, the company built platforms for future technologies and executed a balanced global growth strategy across the Americas, Europe and Asia.

•

While serving as Chief Executive Officer of Freudenberg-NOK, the privately held sealing-technology joint venture between the Freudenberg Group and NOK Corporation of Japan, Dr. Sohi repositioned the business toward higher-value growth sectors, including the oil and gas industry and medical technology, while successfully navigating the company through the 2008-2009 financial crisis to gain market share.

Career Highlights:

Freudenberg and Co.

•

Chief Executive Officer (2012-2025)

•

Managing Partner (2010-2012)

•

President and Chief Executive Officer, Freudenberg-NOK (2003-2010)

NCR Corporation (former NYSE:NCR)

•

Senior Vice President, Retail Solutions (2001-2003)

Honeywell International, Inc. (Nasdaq:HON)

•

President, Honeywell Electric Materials (2000-2001)

•

Roles of increasing responsibility at Honeywell International Inc.’s pre-merger constituent, Allied Signal, Inc. (former NYSE:ALD) (1987-2000)

18 2026 Proxy Statement

Proposal 1 Election of Directors

Director skills and experience matrix

19

Proposal 1 Election of Directors

Skills & Experience	Application to the Company	Percentage of director nominees who possess such skill or experience

Cybersecurity	Proven ability to assess and mitigate cybersecurity risks, ensuring data protection and strengthening systems to safeguard Baker Hughes’ critical infrastructure against an evolving risk landscape.	100%

Environmental and Safety	As an oilfield services and solutions provider, it is important to us that directors possess experience leading safety and environmental operations, including overseeing environmental risk management, to support Baker Hughes’ commitment to operational excellence and delivering safer, cleaner, and more efficient energy solutions for our customers.	70%

Executive Leadership	Experience in guiding large cross-functional teams across key strategic and operational areas, including with a proven track record of leading enterprises through transformation and sustained expansion, enables directors to contribute firsthand insight into business planning and major growth initiatives.	100%

Finance and Accounting	To ensure effective oversight of Baker Hughes’ long-term financial stability and capital efficiency, we believe the Board should encompass expertise in financial reporting, capital allocation, and oversight of audit and compliance functions.	100%

Global Business Experience	International business experience and an understanding of geopolitical risks and cultural considerations are essential for maintaining and further growing our global footprint and operations, spanning more than 120 countries.	100%

HR and Talent Development	We seek directors with human capital experience to help oversee our overall talent strategy to support our go-forward business and innovation priorities, including workforce upskilling, effective employee engagement and talent acquisition programs.	100%

Industry Experience

Industrials: Knowledge and leadership in businesses focused on manufacturing, industrial engineering, construction, capital goods or related supply chain or services industries, including understanding cyclical market dynamics and identifying strategic growth opportunities for industrial companies.

Industrial Technologies: Expertise in developing and deploying industrial technologies such as automation, robotics, advanced manufacturing, industrial software and process controls designed to optimize operations and integrate new solutions in support of Baker Hughes’ technology-driven growth opportunities.

Energy Sector: Comprehensive understanding of global energy markets and commodity cycles relevant to Baker Hughes’ operations, including oil and gas, energy infrastructure, and emerging clean-energy innovations, supporting Baker Hughes’ shareholder value creation strategies.

		80%

Investment Strategies	Given our capital-intensive growth projects, we believe it is essential for the Board to have experience overseeing investment strategies, including mergers, acquisitions, joint ventures and integration efforts to support effective capital allocation.	90%

Legal and Corporate Governance	Deep experience in governance and regulatory compliance for public companies, including adherence to international laws and alignment with global best practices, allows us to build processes and mechanisms that ensure transparency and accountability across Baker Hughes’ operations.	100%

Prior Board of Directors Experience	Directors who have served on other company boards bring insights into leading governance practices, shareholder engagement and board effectiveness, and we value the perspective they bring in working closely with management to provide effective oversight of our value creation strategies.	90%

Risk Oversight	Comprehensive experience in enterprise risk management, including the identification and evaluation of strategic and operational risks to ensure robust oversight processes that support resilience and long-term value creation in a dynamic business environment.	100%

Technology	Familiarity with emerging technologies, including artificial intelligence, and innovation relevant to advanced energy solutions and Baker Hughes’ portfolio that includes expertise in energy equipment, automation, and digital platforms, allows us to cultivate innovation strategies that enable shareholder value creation and growth.	100%

20 2026 Proxy Statement

Proposal 1 Election of Directors

Election and resignation policy

Size and term of Board

Under the provisions of the Fourth Amended and Restated Certificate of Incorporation, dated May 13, 2024 (the “Certificate of Incorporation”), and the Sixth Amended and Restated Bylaws of the Company, dated February 1, 2024 (the “Bylaws”), the total number of directors constituting the Board may be fixed from time to time by resolution of the Board. The total number of directors as determined by the Board is presently ten.

Each director will serve for a term of one year, ending on the date of the next Annual Meeting of Shareholders following the date of such director’s election or appointment; provided that the term of each director will continue until the election and qualification of his or her successor, subject to his or her earlier death, resignation, disqualification, or removal.

Shareholder nominations of directors

Shareholders may also propose nominees for consideration by the Governance & Corporate Responsibility Committee by submitting the names and other supporting information required under the Bylaws to:

Attn: Corporate Secretary

Baker Hughes Company

575 N. Dairy Ashford Road, Suite 100

Houston, Texas 77079

Resignation and removal

Any director may resign by delivering a resignation in writing or by electronic transmission to the Company at its principal office or to the Chairman of the Board, the Chief Executive Officer, or the Vice President and Corporate Secretary. Such resignation will be effective upon delivery unless it is specified to be effective at some later time or upon the happening of some later event. Our Governance Principles provide that each incumbent director being nominated for further service on the Board submit an irrevocable resignation letter that becomes effective if (1) the director does not receive a majority of the votes cast “FOR” with respect to that nominee’s election in an election that is not a contested election; and, (2) thereafter the Board accepts that resignation. The Governance & Corporate Responsibility Committee will have the right to fill any vacancy resulting from the death, resignation, retirement, disqualification, or removal from office or other cause for any director.

Board term limits and retirement age

The Board has a 15-year term limit for all directors, other than the Company’s CEO. Additionally, with limited exceptions, directors will not be nominated for election to the Board after his or her 75th birthday. The full Board may nominate director candidates who have served past the 15-year term limit or the retirement age in special circumstances.

21

Proposal 1 Election of Directors

Process for identifying and adding new directors

The Governance & Corporate Responsibility Committee identifies, screens, and recommends director candidates for nomination to the Board. Candidates are evaluated in light of the then-existing composition of the Board and the background and areas of expertise of existing directors and potential nominees.

22 2026 Proxy Statement

Proposal 1 Election of Directors

Director education

Our director education program assists Board members in fulfilling their responsibilities. We have a formalized a director training plan that provides our directors with the opportunity to receive training from subject matter experts on various topics that are of importance to our company and shareholders, including, for example on artificial intelligence, sustainability, geopolitics, shareholder activism, and cybersecurity. The Board also periodically holds board meetings at facilities or other sites important to the business where directors engage with employees in a more informal setting. Directors are additionally encouraged to attend third-party educational programs and training.

Board evaluation

Board and Committee evaluations play a critical role in ensuring the effective functioning of our Board. It is important to review Board, Committee, and director performance and to solicit and act upon feedback received from each member of our Board. Our Lead Independent Director, in coordination with the Chair of the Governance & Corporate Responsibility Committee, manages and has oversight over the Board evaluation process.

Step 1
The Board and each of its committees perform an annual self-evaluation, which may be facilitated by an external governance expert selected by the Board.
Step 2
Assessments focus on the effectiveness and dynamics of the Board and its committees.
Step 3
Responses are collected, anonymized, and a summary of findings is shared with the Lead Independent Director and respective committee Chairs.
Step 4
Feedback is discussed at the Board and committee levels to continuously improve operations and effectiveness.

The Board evaluation process considers the following topics:

•

General board practices, including fostering a culture that promotes candid discussion

•

The adequacy, number, and length of Board and committee meetings

•

Suggestions for new skills and experiences for potential future candidates

•

Peer review

•

The Board’s access to Company executives and operations

•

Committee effectiveness

•

Adequacy of information received, including access to non-management resources

•

The quality and scope of materials distributed in advance of the meeting

•

The promotion of rigorous decision-making by the Board and the committees

•

The strategic planning process

•

The overall function of the Board and its committees

•

Technology use

23

Proposal 1 Election of Directors

Board refreshment

Our approach to ongoing Board refreshment ensures that the Board has the right mix of operational, technical and strategic expertise to effectively oversee our business. Board refreshment helps promote highly-engaged directors who rigorously challenge management to drive strong long-term outcomes. Our commitment to Board refreshment allows us to have directors with deep, complementary skill sets aligned with our evolving portfolio and global footprint, supporting robust oversight of our value creation strategy.

(1)	If elected at the Annual Meeting.

24 2026 Proxy Statement

Corporate Governance

The Company’s Board believes the purpose of corporate governance is to maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices, which the Board and management believe promote this purpose, are sound, and represent best practices. The Board periodically reviews these governance practices, Delaware law (the state in which the Company is incorporated), the rules and listing standards of Nasdaq and SEC regulations, as well as best practices suggested by recognized governance authorities. The Governance Principles are posted under the “Investors-Company Information-Corporate Governance” section of the Company’s website at www.bakerhughes.com and are also available upon request to the Company’s Corporate Secretary. Neither these documents nor the website are incorporated by reference to this Proxy Statement.

CORPORATE GOVERNANCE HIGHLIGHTS

BOARD STRUCTURE AND INDEPENDENCE	Director skills and background aligned to our strategic priorities
Range of tenures ensures balance between institutional knowledge and fresh perspectives
90% of director nominees are independent (all except our CEO)
Lead Independent Director, with a robust and defined set of responsibilities

STRONG CORPORATE GOVERNANCE PRACTICES	Annual election of directors
All members of all committees are independent directors
Annual Board assessment to enable adequate Board refreshment and appropriate evolution of Board skills, experience, and perspectives; results shared and discussed in executive session
Mandatory director retirement age of 75 and 15-year term limits, with limited exceptions
Active Board engagement in long-term succession planning for executives and directors and talent programs oversight
Robust shareholder engagement led by independent directors
No pledging or hedging of Company stock by executive officers and directors
Significant stock ownership requirements for executive officers and directors
Comprehensive director onboarding program and formal director training plan

Ownership Structure

The Company was formed in July 2017 as the result of a combination between Baker Hughes Incorporated (“BHI”) and the oil and gas business (“GE O&G”) of General Electric Company (“GE”) (the “Transactions”). As a result of the Transactions, substantially all of the business of GE O&G and BHI was transferred to a subsidiary of the Company, Baker Hughes Holdings LLC (“BHH LLC”). GE previously held its voting interest through our Class B Common Stock and its economic interest through a corresponding number of units of BHH LLC. In December 2022, GE exchanged all of its Class B Common Stock and equity interests representing its economic interests in BHH LLC for shares of our Common Stock. There were no shares of our Class B Common Stock outstanding as of December 31, 2022. Following the exchange and GE’s exit from its ownership position in the Company, the Stockholders Agreement (the “Stockholders Agreement”) between GE and the Company was terminated, and in March 2023, the Board updated the Company’s governance documents, policies, and procedures to eliminate requirements relevant to the period when the Company was affiliated with GE, including those related to approval of related party transactions as discussed below.

Board Attendance

During the fiscal year ended December 31, 2025, the Board held 14 meetings. Each director attended more than 90% of the aggregate number of Board and applicable committee meetings, except for Ms. Elsenhans who ceased serving on the Board on May 20, 2025, and attended less than 75% due to scheduling conflicts.

The Company expects all directors and director nominees to attend the Annual Meeting. All directors serving on the Board as of the 2025 Annual Meeting were in attendance.

25

Corporate Governance

Director Independence

The Board has adopted Governance Principles and charters for the Audit Committee, the Finance Committee, the Governance & Corporate Responsibility Committee, and the Human Capital and Compensation Committee that include independence requirements for directors to assist it in determining director independence. These requirements conform to the independence requirements set forth in the Nasdaq listing standards and SEC rules. In addition to applying these requirements, the Board considers all relevant facts and circumstances in making an independence determination. The Board has determined that all the nominees for election at this Annual Meeting, other than Mr. Simonelli, meet these independence requirements and that all members of these committees meet the relevant committee independence requirements.

When considering the independence of Mohsen M. Sohi, the Board recognized that Dr. Sohi served as the Chief Executive Officer of Freudenberg and Co. (“Freudenberg”) until his retirement on June 30, 2025, a company that enters into purchase and sale transactions with us from time to time that may exceed $120,000 in the aggregate annually. The Board also considered that such transactions have historically been made in the ordinary course by each of the Company and Freudenberg with terms in line with those offered to other third parties. Additionally, our Governance & Corporate Responsibility Committee has determined that Dr. Sohi has no direct or indirect material interest in these transactions.

The Board’s Leadership Structure

Our Governance Principles require the election of a Lead Independent Director who leads meetings of the independent directors and regularly meets with the Chairman/CEO for a discussion of matters arising from these meetings.

Lead independent director duties:

John G. Rice Lead Independent Director

•  reviews the agenda, schedule, and information sent to the directors for Board meetings

•  works with the Chairman/CEO to propose an annual schedule of major discussion items

•  leads meetings of the independent directors and regularly meets with the Chairman/CEO for a discussion of matters arising from these meetings

•  develops and leads the Board evaluation process

•  develops and leads the Chairman evaluation process

•  calls additional meetings of the independent directors or the entire Board as deemed appropriate

•  provides leadership to the Board if circumstances arise in which the role of the Chairman/CEO may be, or may be perceived to be, in conflict

•  serves as a liaison on Board-related issues between the Chairman/CEO and the independent directors

The Board has determined that the current structure, with a combined CEO and Chairman of the Board and a Lead Independent Director, is in the best interests of the Company and our shareholders. The combined role of CEO and Chairman provides an effective balance between management of the Company and director participation in our board process and allows for management to focus on the execution of our strategic and business plans. As indicated above, our Lead Independent Director was elected by the independent Board members and has a clear set of comprehensive duties that provide an effective check on management.

26 2026 Proxy Statement

Corporate Governance

Committees of the Board

The Board of Directors has an Audit Committee, a Finance Committee, a Governance & Corporate Responsibility Committee, and a Human Capital and Compensation Committee. The charter for each committee has been posted and is available for public viewing under the “Investors-Company Information-Corporate Governance” section of the Company’s website at www.bakerhughes.com and is also available upon request to the Company’s Corporate Secretary. Neither the charters nor the website are incorporated by reference to this Proxy Statement.

Audit Committee Number of Meetings in 2025: 4
Mohsen M. Sohi Chairperson

The responsibilities of the Audit Committee include:

•	assisting the Board in overseeing matters relating to the accounting and reporting practices of the Company;

•	reviewing the adequacy of the Company’s internal controls and other financial controls;

•	reviewing the quarterly and annual financial statements of the Company;

•	reviewing the performance of the Company’s internal audit function;

•	reviewing and pre-approving the current year audit and non-audit services;

•	overseeing the Company’s compliance programs related to legal and regulatory requirements;

•	selecting and hiring the Company’s independent registered public accounting firm; and

•

monitoring and discussing with management the Company’s risk assessment and risk management policies and processes, including risks related to financial reporting, cybersecurity, artificial intelligence, and compliance.

The Audit Committee shall have at least three directors. The Board has determined that each member of the Audit Committee is independent and financially literate and that each of the Audit Committee members are qualified as an “audit committee financial expert” within the meaning of the rules and regulations promulgated by the SEC and under applicable provisions of the Nasdaq listing standards.

To promote independence of the audit, the Audit Committee consults separately and jointly with the Company’s independent registered public accounting firm, the internal auditors, and management.

Finance Committee Number of Meetings in 2025: 4
Gregory D. Brenneman Chairperson

The responsibilities of the Finance Committee include:

•	reviewing the Company’s financial and investment policies;

•	reviewing the Company’s capital structure and financing requirements;

•	reviewing the principal terms and conditions of significant proposed borrowings and issuances of debt or equity securities;

•	reviewing the Company’s annual capital plan and plans for capital expenditures and significant capital investments;

•	reviewing the Company’s principal treasury, banking and finance matters;

•	overseeing the Company’s Investor Relations program;

•	reviewing the Company’s dividend policy and share repurchase program; and

•	reviewing the adequacy of the Company’s insurance and self-insurance programs.

The Finance Committee shall have at least three directors. The Board has determined that each member of the Finance Committee is independent.

27

Corporate Governance

Governance & Corporate Responsibility Committee Number of Meetings in 2025: 5
Michael R. Dumais Chairperson

The responsibilities of the Governance & Corporate Responsibility Committee include:

•	identifying qualified individuals to become Board members;

•	determining the composition of the Board and its committees;

•	monitoring a process to assess Board effectiveness;

•	reviewing and implementing the Company’s Governance Principles;

•	overseeing HSE compliance;

•	overseeing and monitoring risks related to the Company’s governance structure and processes, geopolitical risks, and risks arising from related party transactions; and

•

monitoring and discussing the Company’s positions on sustainability, corporate social responsibilities, and public issues of significance which affect investors and other key stakeholders, and reviewing the annual Corporate Sustainability Report.

The Governance & Corporate Responsibility Committee shall have at least three directors. The Board has determined that each member of the Governance & Corporate Responsibility Committee is independent.

Human Capital and Compensation Committee Number of Meetings in 2025: 6
Cynthia B. Carroll Chairperson

The responsibilities of the Human Capital and Compensation Committee include:

•	establishing the Company’s general compensation philosophy in consultation with senior management;

•	assisting the Board in developing and evaluating potential candidates for executive positions and developing executive succession plans;

•	overseeing and monitoring risks related to incentive compensation practices;

•	reviewing and approving the corporate goals and objectives of the compensation of the CEO and determining, or recommending to the Board to determine, the CEO’s annual compensation;

•

reviewing and approving the evaluation process and compensation structure for the other senior officers and determining, or recommending to the Board to determine, the compensation of such senior officers, based on initial recommendations from the CEO;

•	recommending to the Board compensation for non-employee directors;

•	overseeing any clawback policy allowing the Company to recoup compensation paid to employees;

•	reviewing the Company’s equity incentive compensation and other stock- or cash-based plans; and

•	recommending changes in such plans to the Board, reviewing levels of stock ownership by officers, and evaluating incentive compensation arrangements.

The Human Capital and Compensation Committee shall have at least three directors. The Board has determined that each member of the Human Capital and Compensation Committee is independent. The Human Capital and Compensation Committee has the authority to delegate its responsibilities as it may deem appropriate in accordance with its charter and other company policies.

Among other responsibilities, the Human Capital and Compensation Committee is responsible for reviewing incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking and to review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy, and senior executive compensation to assess whether any such risk is reasonably likely to have a material adverse effect on the Company. The Company’s stock ownership guidelines established by the Board also serve to mitigate compensation-related risks. During fiscal year 2025, the Human Capital and Compensation Committee determined the Company’s compensation policies and practices for employees were not reasonably likely to have a material adverse effect on the Company.

28 2026 Proxy Statement

Corporate Governance

Risk Oversight

We face a range of risks, including operational, financial, strategic, and reputational risks that affect every segment of our business. The Board is actively involved in the oversight and monitoring of these risks in several ways. Each committee of the Board is responsible for the oversight of certain areas of risk that pertain to that committee’s area of focus and receives regular updates at committee meetings throughout the year from management on each risk.

We have an enterprise risk management program that includes the identification of a broad range of risks that affect the Company, their probabilities and severity, and incorporates a review of the Company’s approach to managing and prioritizing those risks based on input from the officers responsible for the management of those risks. Enterprise Risk Management is a continuous exercise at Baker Hughes. Annually, we seek input from each business segment and functional leaders to refresh existing risks and identify new or emerging risks (including sustainability and climate-related risks) that have enterprise-wide impact. This process spans from identifying, categorizing, and rating the risks based on reputational, operational, regulatory, and financial impact and likelihood, and existing controls for risk mitigation. Proposed mitigation action plans are then created based on identified gaps and assigned to executive leadership for accountability and execution. These actions and key risk indicators are regularly reviewed by the executive leadership team. A selection of the top risks is also reviewed with our Board at each regularly scheduled meeting.

The Board’s Role in Risk Oversight

The Board oversees all operational, financial, strategic, and reputational risks with oversight of specific risks undertaken with the committee structure including:

Audit Committee

• risks related to financial and other regulatory reporting

• risks related to cybersecurity, privacy, artificial intelligence and technology

• risks related to complex projects

• risks related to internal controls, compliance, and legal matters, including third-party risk management and complaints from whistleblowers

Finance Committee

• financial risk exposure

• risks related to the adequacy of the Company’s insurance coverage

• risks related to investment activities

Governance & Corporate Responsibility Committee

• risks related to HSE and sustainability matters

• risks related to a changing regulatory environment

• risks related to public policy and political activities

• risks related to geopolitical events

Human Capital and Compensation Committee

• risks related to compensation practices

• risks related to CEO and management succession

• risks related to human capital management, including talent recruitment and retention

29

Corporate Governance

Board and committee oversight of corporate responsibility

Our Board recognizes that striving to operate responsibly – minimizing the environmental impact of our operations, fostering employee engagement, and respecting human rights by creating an environment of respect, integrity, and fairness for our employees and customers wherever we do business – is fundamental to the long-term success of our Company. The Board and committees oversee significant corporate responsibility topics as follows:

BOARD OF DIRECTORS Oversight of our corporate responsibility strategy and initiatives

AUDIT COMMITTEE	FINANCE COMMITTEE	GOVERNANCE & CORPORATE RESPONSIBILITY COMMITTEE	HUMAN CAPITAL AND COMPENSATION COMMITTEE
• Sustainability disclosures in SEC filings • Compliance program, including human rights concerns • Cybersecurity • Supplier audit program	• Sustainability investments • Investor Relations program

•  Corporate Sustainability Report

•  Sustainability reporting standards/metrics

•  HSE program

•  Social responsibility

•  Policy/regulatory updates

•  Charitable giving

•  Political contributions

•  Board composition and governance

• Talent planning, culture and integration • Competitive benefits and compensation • Talent retention • Succession planning • Training and development

Sustainability Oversight

As noted in the table above, the Board has charged the Governance & Corporate Responsibility Committee with oversight responsibility of the Company’s environmental matters as well as assessing its sustainability strategy and initiatives, including the publication of our Corporate Sustainability Report. The Governance & Corporate Responsibility Committee receives regular reports from management on the Company’s sustainability priorities and risks, including progress on our emission reduction goals and execution, our sustainability reporting frameworks and ratings, and execution of our sustainability strategy.

Cybersecurity Oversight

Oversight responsibilities for our cybersecurity and digital security programs and risks lie with the Audit Committee. The Board is actively engaged in the oversight of our cybersecurity and digital security programs and oversees all operational, financial, strategic, and reputational risks with oversight of specific risks undertaken with the committee structure including risks related to cybersecurity, data security, and technology.

The Audit Committee receives reports on our cybersecurity program and developments from our Chief Information Security Officer (“CISO”) at each regular meeting, which occur at least four times per year. These reports typically include analyses of recent cybersecurity threats and incidents at the Company and across the industry, as well as a review of our own security controls, assessments and program maturity, and risk mitigation status, as well as a review of our third-party service providers. Our digital technology, legal, and corporate audit functions also routinely present to the Audit Committee on key cybersecurity topics and, on at least an annual basis, the Board receives reports on our cybersecurity program and developments from the CISO.

We leverage recognized cybersecurity frameworks to drive strategic direction and maturity improvement and engage third party security experts for risk assessments, risk mitigation actions, and program enhancements. We also include cybersecurity training as part of our required annual employee training program. In addition, cybersecurity and privacy training and awareness are integrated and continue throughout the year, utilizing various delivery methods such as mock phishing campaigns, training sessions, and informational articles. We also maintain information security risk insurance coverage.

30 2026 Proxy Statement

Corporate Governance

Human Capital Management Oversight

Attracting, developing, retaining, and inspiring the best people globally is crucial to all aspects of our business, and the Board believes that the Company’s strong ethical leadership grounded in the values expressed in our Code of Conduct is central to the Company’s long-term success. To that end, the Board and its committees are actively engaged in overseeing the Company’s human capital management strategy. The Human Capital and Compensation Committee assists the Board in discharging its oversight responsibility for the Company’s human capital management matters, including talent development, succession, and corporate culture, among other programs. Management provides regular updates to the Human Capital and Compensation Committee on human capital management strategy and programs, and the Board is kept apprised of any developments in these areas.

The Human Capital and Compensation Committee considers the impact of our executive compensation program and the incentives created by compensation awards on Baker Hughes’ overall risk profile. It also oversees management’s annual assessment of compensation risk arising from our compensation policies and practices.

CEO and Senior Management Succession Planning

Our Human Capital and Compensation Committee monitors and reviews and our Board oversees management succession planning and talent development. At each committee meeting during the year, the Human Capital and Compensation Committee is engaged on the topics related to leadership and talent development, with one meeting dedicated to an in-depth review of succession planning for key executive officer roles, including the CEO. The succession plans are reviewed with the full Board at least annually. The Board also reviews succession planning in the context of our overall business strategy. Potential leaders are visible to Board members through formal presentations and informal events to allow directors to personally assess candidates.

Our Board also establishes steps to address emergency CEO succession planning in extraordinary circumstances. Our emergency CEO succession planning is intended to enable our Company to respond to unexpected emergencies and minimize potential disruption or loss of continuity to our Company’s business and operations.

Shareholder Engagement

Our directors and management recognize the benefits that come from robust dialogue with shareholders and other relevant stakeholders. We maintain an ongoing, proactive communication effort with our shareholders through our Investor Relations team as well as an integrated outreach program that includes our Chief Sustainability Officer, Corporate Secretary’s office, and Executive Compensation and Investor Relations teams. This group engages with our shareholders, and, in consultation with our Board, thoughtfully adopts and applies developing practices in a manner that best supports our business and our culture.

31

Corporate Governance

TOTAL INVESTOR OUTREACH FOLLOWING OUR 2025 ANNUAL MEETING Invited shareholders with beneficial ownership of at least 0.5% of our outstanding Common Stock to engage with our team.

  BROAD RANGE OF ENVIRONMENTAL, SOCIAL, GOVERNANCE,

  AND COMPENSATION TOPICS, INCLUDING:

•   Business strategy and execution

•   Sustainability reporting standards

•   Talent pipeline and employee engagement

•   Emissions reduction progress and environmental performance

•   Compensation practices

•   Risk oversight

•   Board skills and refreshment

•   Board governance framework

Shareholder Communications with the Board of Directors

To provide the Company’s shareholders and other interested parties with a direct and open line of communication to the Company’s Board of Directors, shareholders may communicate with any member of the Board, including the Company’s Lead Independent Director, the Chair of any committee, or with the non-employee directors of the Company as a group, by sending such written communication to the Company’s Corporate Secretary, c/o Baker Hughes Company, 575 N. Dairy Ashford Road, Suite 100, Houston, Texas 77079. The Corporate Secretary will forward any communications to the Board or any member of the Board.

Code of Conduct

The Company’s Board has adopted the Code of Conduct, which applies to all officers, directors, and employees of the Company and its subsidiaries and affiliates. It sets forth the Company’s policies on several topics, including conflicts of interest, HSE, compliance with laws (including insider trading laws), corporate branding, sustainability and business ethics. The Code of Conduct also prohibits individuals from engaging in, or giving the appearance of engaging in any activity involving a conflict, or potential conflict, between personal interests and those of the Company. The Audit Committee oversees the administration of the Code of Conduct and the corporate compliance effort with the Company. On an annual basis, the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer, and all other persons performing similar functions within the meaning of the securities laws and regulations certify compliance with the Company’s Code of Conduct and the applicable Nasdaq and Sarbanes-Oxley Act provisions. The Company’s Code of Conduct and Code of Ethical Conduct Certifications are not incorporated herein by reference, but are posted under the “Investors-Governance-Corporate Governance” section of the Company’s website at www.bakerhughes.com and are also available upon request to the Company’s Corporate Secretary.

We encourage our employees, customers, suppliers, and shareholders to speak up about any compliance concerns by reaching out via a variety of channels.

32 2026 Proxy Statement

Director Compensation

In 2025, Frederick W. Cook & Co., Inc. (“FW Cook”), the compensation consultant hired by the Human Capital and Compensation Committee, conducted a competitive review of our non-employee director compensation program, including a review of the director compensation programs of companies within our peer group. Based on the analysis provided by FW Cook, in October 2025, the Board approved maintaining the non-employee director compensation amounts in effect as of January 1, 2025. Mr. Simonelli, our President, CEO and Chairman of the Board, does not receive additional compensation for his service as a director, and his compensation and equity awards for service as President and CEO are reflected in the Summary Compensation Table and accompanying tables below in the Executive Compensation section of this proxy and are not reflected in the tables immediately below.

The following sets forth the compensation structure for our non-employee directors for 2025:

	Cash Compensation	Equity Compensation

2025 Directors’ Annual Retainer	$125,000(1)	$180,000(2)

(1)	Each non-employee director is paid an annual cash retainer fee of $125,000, as well as fees for service on committees of the Board.

(2)

On the date of each Annual Meeting, each non-employee director is expected to receive an annual equity grant in the form of a restricted stock unit award (“RSU award”) with a grant date value of $180,000.

Cash Compensation

Lead Independent Director Retainer	$40,000

Audit Committee Chair Retainer	$25,000

Human Capital and Compensation Committee Chair Retainer	$25,000

Other Committee Chair Retainer	$20,000

Audit Committee Member Retainer	$10,000

Other Committee Member Retainer	$ 7,500

Director deferral plan

Effective May 22, 2024, we amended and restated our Baker Hughes Non-Employee Director Deferral Plan (the “Deferral Plan”), whereby non-employee directors can elect to receive their annual retainers and committee fees in the form of Deferred Stock Units (“DSUs”), which represent the right to receive the equivalent number of shares of Common Stock when the deferral period ends. Beginning in 2025 (or 2024 with respect to Shirley A. Edwards), annual retainers and committee fees that are deferred in the form of DSUs are settled in shares of Class A Common Stock once the director ceases to serve on the Board. The number of shares of Common Stock received in lieu of the fees is determined by dividing the amount of the retainer earned for that year by the average closing price of a share on each date on which the retainer for that year otherwise would have been paid. Additionally, the Deferral Plan provides that all RSU awards will be deferred as DSUs and settled in shares of Common Stock once the director ceases to serve on the Board. Under the Deferral Plan, dividend equivalents on awards granted beginning in 2025 (or 2024 with respect to Ms. Edwards) are accrued on DSUs quarterly and credited in the form of additional DSUs, settled in shares of Common Stock when the director ceases to serve on the Board. Dividend equivalents on awards granted to directors other than Ms. Edwards prior to 2025 will be paid in cash currently with the payment of the dividend to other shareholders, consistent with the terms of the Deferral Plan prior to the May 2024 amendment.

Director stock ownership requirements

Under the Governance Principles, each non-employee director is expected to own at least five times his or her annual retainer in Common Stock while serving as a director of the Company. The retainer included in the calculation is the base retainer ($125,000 in 2025) and does not include retainers for committee or other positions held on the Board. Such ownership level should be obtained within five years from the date elected or appointed to the Board. The Governance & Corporate Responsibility Committee reviews director stock ownership on an annual basis. All directors are in compliance with such requirements or are on track to be in compliance within the five-year period.

33

Director Compensation

2025 Director compensation

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s non-employee directors during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3)(4) ($)	All Other Compensation(5) ($)	Total ($)

John G. Rice	171,317	180,000	17,540	368,857

Abdulaziz M. Al Gudaimi	141,533	180,000	—	321,533

W. Geoffrey Beattie	155,370	180,000	81,863	417,233

Gregory D. Brenneman	153,455	180,000	78,131	411,586

Cynthia B. Carroll	160,000	180,000	—	340,000

Michael R. Dumais	147,683	180,000	—	327,683

Shirley A. Edwards	142,500	180,000	—	322,500

Lynn L. Elsenhans (1)	58,598	—	—	58,598

Mohsen M. Sohi	151,714	180,000	18,154	349,868

(1)	Ms. Elsenhans ceased to serve on the Board on May 20, 2025. Accordingly, her 2025 director fees were prorated based on time served, and she did not receive an RSU award for 2025.

(2)

Messrs. Al Gudaimi, Beattie and Brenneman and Dr. Sohi elected to receive their 2025 director fees in Common Stock and defer delivery under the Deferral Plan. As a result of these deferrals, these directors received DSUs, which defer their receipt of these shares until they cease serving as a director. The value of these DSUs is not included in the Stock Awards column above. The number of DSUs they received in 2025 in lieu of director fees is as follows:

Name	Total Number of DSUs Received in 2025 in lieu of Cash Retainer

Abdulaziz M. Al Gudaimi	3,221.396

W. Geoffrey Beattie	3,554.045

Gregory D. Brenneman	3,494.922

Mohsen M. Sohi	3,447.994

(3)

On May 20, 2025, after the 2025 Annual Meeting of Shareholders, each non-employee director who was elected received a fully vested RSU award. Under the Deferral Plan, the RSU award granted to each non-employee director was automatically deferred, and each non-employee director received the equivalent number of DSUs. The value of the award shown for each director reflects the $180,000 aggregate grant date fair value of the RSU award computed in accordance with Accounting Standards Codification (ASC) Topic 718. These RSU awards vested on the date of grant and the number of shares each director was entitled to receive was calculated by dividing the aggregate grant date fair value of the award by $37.34 per share, the closing price on the date of grant. For a discussion of valuation assumptions, see “Note 12—Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 under Item 8.

(4)	The following table shows the aggregate number of stock awards outstanding for each non-employee director as of December 31, 2025. These stock awards are all vested DSUs.

Name	Aggregate Stock Awards Outstanding as of December 31, 2025 (#)

John G. Rice	4,868.774

Abdulaziz M. Al Gudaimi	4,868.774

W. Geoffrey Beattie	53,880.774

Gregory D. Brenneman	53,880.774

Cynthia B. Carroll	4,868.774

Michael R. Dumais	4,868.774

Shirley A. Edwards	10,499.143

Lynn L. Elsenhans	—

Mohsen M. Sohi	10,321.774

(5)

This column includes dividend equivalents paid during the year ended December 31, 2025 on deferred RSU awards and cash fees that were deferred under the Deferral Plan, consistent with the terms of the Deferral Plan.

34 2026 Proxy Statement

Stock Ownership

Stock ownership of certain beneficial owners

The following table sets forth information about the holders of our Common Stock known to the Company on March 23, 2026 that own beneficially 5% or more of Common Stock, based on filings by the holders with the SEC. For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the SEC to mean generally the power to vote or dispose of securities regardless of any economic interest therein.

Name and Address	Title of Class	Shares	Percent of Class(1)

The Vanguard Group (2) 100 Vanguard Boulevard Malvern, PA 19355	Class A Common Stock	121,897,643	12.29%

JPMorgan Chase & Co. (3) 270 Park Avenue New York, NY 10017	Class A Common Stock	86,781,218	8.75%

BlackRock, Inc. (4) 50 Hudson Yards New York, NY 10001	Class A Common Stock	84,558,359	8.53%

State Street Corporation (5) One Lincoln Street Boston, MA 02111	Class A Common Stock	65,170,011	6.57%

(1)	Percent is calculated using 991,757,347 shares of Common Stock outstanding as of March 23, 2026.

(2)

The number of shares is based on the Schedule 13G/A filed on February 13, 2024. According to the filing, the Vanguard Group has (i) shared power to vote 1,227,417 shares and does not have sole power to vote any of the shares and (ii) sole power to dispose of 117,608,930 shares and shared power to dispose of 4,288,713 shares.

(3)

The number of shares is based on the Schedule 13G/A filed on January 23, 2026. According to the filing, JPMorgan Chase & Co. has (i) sole power to vote 74,674,028 shares and shared power to vote 1,148,080 shares and (ii) sole power to dispose of 86,049,138 shares and shared power to dispose of 732,073 shares.

(4)

The number of shares is based on the Schedule 13G/A filed on April 17, 2025. According to the filing, BlackRock, Inc. has (i) sole power to vote 74,957,311 shares and does not share power to vote any of the shares and (ii) sole power to dispose of 84,558,359 shares and does not share power to dispose of any of the shares.

(5)

The number of shares is based on the Schedule 13G/A filed on January 30, 2024. According to the filing, State Street Corporation has (i) shared power to vote 45,156,376 shares and does not have sole power to vote any of the shares and (ii) shared power to dispose of 65,065,678 shares and does not have sole power to dispose of any of the shares.

35

Stock Ownership

Stock ownership of directors and executive officers
Set forth below is certain information with respect to beneficial ownership of our Common Stock as of March 23, 2026 by each current director, director nominee, the persons named in the Summary Compensation Table, and the current directors and current executive officers as a group. The table includes transactions effected prior to the close of business on March 23, 2026.

Shares beneficially owned

Name	Title of Class	Shares Owned as of March 23, 2026		Shares Subject to Options and RSUs Which are or Will Become Exercisable or Vested by May 22, 2026	Total Beneficial Ownership as of March 23, 2026	% of Class (1)

Abdulaziz M. Al Gudaimi	Class A Common Stock	5,453		8,119	13,572	—

W. Geoffrey Beattie	Class A Common Stock	—		97,435	97,435	—

Gregory D. Brenneman	Class A Common Stock	16,842		93,318	110,160	—

Cynthia B. Carroll	Class A Common Stock	36,279		4,886	41,165	—

Michael R. Dumais	Class A Common Stock	36,807		4,886	41,693	—

Shirley A. Edwards	Class A Common Stock	—		10,536	10,536	—

Ilham Kadri (2)	Class A Common Stock	—		—	—	—

John G. Rice	Class A Common Stock	67,315		27,379	94,694	—

Mohsen M. Sohi	Class A Common Stock	10,309		17,770	28,079	—

Lorenzo Simonelli	Class A Common Stock	866,444		199,822	1,066,266	—

Ahmed Moghal	Class A Common Stock	44,372	(3)	21,955	66,327	—

Maria Claudia Borras	Class A Common Stock	92,035		103,119	195,154	—

Amerino Gatti	Class A Common Stock	14,688		—	14,688	—

Georgia Magno	Class A Common Stock	15,555		16,016	31,571	—

Lynn L. Elsenhans (4)	Class A Common Stock	88,420		—	88,420	—

Nancy Buese (5)	Class A Common Stock	70,105		—	70,105	—

Ganesh Ramaswamy (6)	Class A Common Stock	15,520		—	15,520	—

All current directors, director nominees, and current executive officers as a group (15 persons)	Class A Common Stock	1,233,809		605,240	1,839,049	—

(1)	No percent of class is shown for holdings of less than 1%. Percent is calculated using 991,757,347 shares of Common Stock outstanding as of March 23, 2026.

(2)	Dr. Kadri is a director nominee that is not currently a director on the Board.

(3)	Includes 3,392 shares of Common Stock held by Ahmed Moghal’s spouse.

(4)	Ms. Elsenhans ceased to serve on the Board on May 20, 2025.

(5)	Ms. Buese ceased to serve as Executive Vice President, Chief Financial Officer of the Company on February 24, 2025.

(6)	Mr. Ramaswamy ceased to serve as Executive Vice President, Industrial & Energy Technology of the Company on October 24, 2025.
Insider Trading Policy
The Company’s Insider Trading Policy governs the purchase, sale, or other disposition of the Company’s securities by directors, officers and employees and is reasonably designed to promote compliance with insider trading laws, rules and regulations. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. A full copy of the Company’s Insider Trading Policy is provided as Exhibit 19 in the Company’s Annual Report on Form
10-K
for the period ended December 31, 2025.
The Company’s Insider Trading Policy and Governance Principles prohibit our directors and executive officers from entering into any derivative transaction in Company stock (including short sales, forwards, equity swaps, options or collars, or other instruments that are based on the Company’s stock price). In addition, directors and executive officers are prohibited from pledging shares of Company stock as collateral or security for indebtedness.

36 2026 Proxy Statement

Certain Relationships and Related Party Transactions

The Board expects its directors, as well as officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Code of Conduct. The Company will not make any personal loans or extensions of credit to directors or executive officers. No independent director may provide personal services for compensation to the Company, other than in connection with serving as a director.

If an actual or potential conflict of interest arises for a director, the director will promptly inform the Chairman/CEO, the Lead Independent Director, and the Chair of the Governance & Corporate Responsibility Committee. The Governance & Corporate Responsibility Committee will resolve any such conflicts, subject to the specific rules governing related person transactions.

The Governance & Corporate Responsibility Committee will review and approve or ratify, in accordance with the Company’s Governance Principles and Related Person Transactions Policy, any transaction between the Company and a related person which is required to be disclosed under the rules of the SEC. For purposes of this requirement, the terms “transaction” and “related person” were based on the terms of Item 404 of Regulation S-K. If a significant conflict exists and cannot be resolved, the director should resign. All directors will recuse themselves from any discussion or decision affecting their personal, business, or professional interests. The Governance & Corporate Responsibility Committee will resolve conflict of interest issues involving the CEO or an executive officer reporting directly to the CEO, and the CEO will resolve conflict of interest issues involving any other officer of the Company.

Related party transactions

An immediate family member of Lorenzo Simonelli was employed by us as a Senior HR Manager until March 2026. In 2025, the family member received total compensation, consisting of base salary, bonus, and other compensation, of approximately $250,000.

In February 2026, the Board approved the compensation of the son of Cynthia B. Carroll for his position as Global Emissions Reduction Leader, effective April 2026, at an annual total compensation, including base salary, bonus, and other compensation, of approximately $150,000.

37

Executive Compensation

Baker Hughes’ Executive Pay Programs Support Innovation and Execution To Drive Shareholder Returns

In 2025, Baker Hughes delivered strong financial and operational performance while advancing the next phase of our Three Horizon strategy. Guided by our strategic framework, we focused on expanding our industrial and power solutions portfolio, driving operational excellence, and positioning the Company for sustainable growth and earnings.

We are encouraged by all that we accomplished:

Outstanding Performance in 2025

•

Financial Results and Strategic Alignment: Strong revenue, record adjusted EBITDA, and continued margin expansion reflected disciplined execution and operational improvement was supported by the profitability and operational metrics included in our short-term incentive plan (“STIP”).

•

Shareholder Returns: The strength of our strategy was reflected in strong Total Shareholder Return (TSR) over 1-, 3-, and 5-year periods (+15.5%, +75.3%, +149.4%, respectively), significantly outperforming our industry.

Progress on Non-Financial Priorities

•

We continued to make significant progress on our Strategic Blueprint priorities, including improvements in safety performance, cost savings generation, advancement of sustainability and leadership priorities, and continued execution against growth and shareholder objectives.

Aligning Performance with Rewards	• Above-target payouts under our short- and long-term incentive programs aligned with Company performance and reinforced our pay-for-performance philosophy.
Executing Our Three Horizon Strategy

•

Successfully closed Horizon One with meaningful margin expansion and earnings growth and launched Horizon Two (2026–2028) with clear financial commitments, targeting ambitious order growth and EBITDA margin expansion through 2028.

•

Announced the pending Chart acquisition and continued disciplined portfolio optimization to expand our industrial footprint, enhance recurring revenue, and strengthen the balance sheet in support of durable growth.

As we continue advancing our strategy, Baker Hughes is well positioned to drive innovation, scale profitability, and deliver long-term value, while ensuring that our executive compensation programs continue to support sustained shareholder value creation.

38 2026 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) outlines Baker Hughes’ executive compensation program for 2025 for our current NEOs who are listed below and appear in the Summary Compensation Table.

Lorenzo Simonelli Chairman, President and CEO	Ahmed Moghal Chief Financial Officer	Maria Claudia Borras Chief Growth & Experience Officer & Executive Vice President, Industrial Equipment & Technology (IET) (Interim)	Amerino Gatti Executive Vice President, Oilfield Services & Equipment (OFSE)	Georgia Magno Chief Legal Officer

The NEOs also include two former Executive Officers who exited the company in 2025. Ms. Buese ceased to be our Executive Vice President and Chief Financial Officer in February 2025 by mutual agreement with the Board, and Mr. Ramaswamy ceased to be Executive Vice President, Industrial & Energy Technology due to voluntary resignation in October 2025.

Executive summary	40	Grants of plan-based awards in 2025	57

Total direct compensation for NEOs	44	Outstanding equity awards at fiscal year-end	59

Base salaries	44	Option exercises and stock vested	60

Short-Term incentive compensation	45	Pension benefits	61

Long-Term incentive compensation	47	Nonqualified deferred compensation	62

Other elements of compensation and hiring on bonuses	49	Potential payments upon change in control or termination	63

Decision-making process and key inputs	50	CEO pay ratio disclosure	69

Additional compensation program features and policies	53	Pay versus Performance	70

Human Capital and Compensation Committee report	54	Human Capital and Compensation Committee interlocks and insider participation	74
Summary compensation table	55

Executive Summary

The purpose of our rewards strategy is to attract and align the executive talent needed to execute on the Company’s financial and strategic priorities. We aim to create strong linkages between pay and performance and reward our executives for achieving both short and long-term results.

Aligning Executive Compensation with Strategy and Performance

To deliver on our commitment to create shareholder value, the objectives of our executive compensation programs are to:

Align the compensation and interests of our executives with the long-term interests of our shareholders	Provide a significant portion of total compensation that is performance-based and at risk	Attract, retain, and engage top caliber talent to execute our strategic priorities

Background and Market Context

Baker Hughes is evolving into an industrialized energy solutions company with a diversified portfolio of technologies and services that span the energy and industrial value chain. With our leading technology and clear purpose to make energy safer, cleaner and more efficient, Baker Hughes is well positioned to deliver solutions across industrial and energy markets. During 2025, we saw a decline in global upstream capital spending as a result of ongoing geopolitical tensions, uncertainty around international trade policy, and operator concerns about the accelerated return of idled oil supply. Despite these macro-headwinds and recent volatility, Baker Hughes continued to deliver significant improvement across the company and in our financial results.

39

Executive Compensation

As we look to 2026, we anticipate modest global GDP growth and continued decline in global upstream spending. We believe further reduction in idled production, alongside more constructive oil supply-and-demand balances, is required before a broad inflection in oilfield services activity emerges. Over the long term, the outlook remains constructive, especially for international and offshore markets, where substantial investment will be needed to sustain production and meet growing oil demand.

Following approximately 7% growth in LNG demand in 2025, we remain optimistic on the global natural gas outlook, supported by increasing demand for LNG and a continued shift towards natural gas developments. We believe the positive fundamentals are less affected by macro uncertainty but are driven by continued long-term energy demand growth, which is being driven by population growth, higher living standards, and accelerating electrification, with AI and data center expansion adding a new structural layer of power demand. Increasingly, natural gas is the source of this power due to its reliable, scalable, and dispatchable nature, coupled with its ability to lower emissions throughout the energy ecosystem.

To execute on changes in the way we lead and our leadership, the Human Capital and Compensation Committee made and approved a number of compensation-related decisions to support these transitions, as evident throughout this CD&A. The Committee feels strongly that these thoughtful and deliberate actions are both required and appropriate to shape the Company for strength and future growth.

2025 Highlights

We delivered strong shareholder returns in 2025 through continuing to maintain a strong balance sheet that enables financial flexibility and prioritizes free cash flow generation and delivering on EBITDA margin expansion and adjusted EPS growth.

Performance	Technology and Innovation	Sustainability and Leadership

$29.6B in orders	$600M in research and development	AA rating by MSCI

10% increase in adjusted EPS*	>1,400 patents granted worldwide in ‘24	29.3% reduction in Scope 1 & 2 GHG emissions***

5% increase in adjusted EBITDA*	$2.0B in new energy orders	201 HSE Perfect Days****

$2.73B** free cash flow*

$1.3B cash returned to shareholders

*	Adjusted EBITDA, free cash flow and adjusted EPS are non-GAAP measures. A reconciliation of GAAP to non-GAAP measures is included in the Proxy Statement in Annex A

**	21% increase year-over-year

***	2024 actual compared to 2019 base year

****	An HSE Perfect Day is a day without injury, vehicle accidents, or harm to the environment

40 2026 Proxy Statement

Executive Compensation

Highlights of 2025 Compensation Decisions

The Company continued to reinforce market-aligned and pay-for-performance elements of its compensation programs.

2025 Compensation Decisions
Approved selective NEO base salary increases for 2025, to align with the market.

Approved corporate funding for the 2025 annual bonus at 113.5% of target, with payouts ranging between 108% and 119% of target, and 2023 Performance Share Units (“PSUs”) were earned at 200.93% of target.

Awarded annual long-term incentive grants with 60% PSUs weighting for the CEO with vesting tied to outperforming the market.

Page 44	Pages 45 & 47	Page 47

CEO Three-Year Realizable Compensation

Our compensation programs are designed to closely align our executives’ interests to those of our shareholders and to the long-term performance of the Company. A significant portion of executive pay is delivered in the form of long-term incentives with strong alignment to the stock price returns our shareholders’ experience. As shown in the below chart, the Company’s three-year Total Shareholder Return (“TSR”) increased by more than our CEO’s average three-year realizable pay, demonstrating directional alignment and the Human Capital and Compensation Committee’s commitment to pay-for-performance.

In the chart above, “2023-2025 Average CEO Target Compensation” refers to the average of the target compensation opportunity offered to our CEO over the 2023 to 2025 performance years. Target compensation includes base salary, the annual short-term incentive (“STI”) target compensation opportunity, and the target long-term incentive (“LTI”) grant values granted in each of the three years.

In the chart above, “2023-2025 Average CEO Realizable Compensation” refers to the three-year average of the actual base salary earned during each year, the actual annual STI award value earned for each performance year, and LTI awards valued based on the December 31, 2025 share price and assuming estimated earned amounts for outstanding Performance Share Units. For the 2023 awards, annual Performance Share Units were calculated at 200.93%. The 2024 and 2025 annual Performance Share Unit awards were each estimated at 100%.

41

Executive Compensation

Compensation features and governance

As we focus on creating a best-in-class compensation program that aligns with our key objectives and our shareholders’ long-term interests, we have adopted a number of practices that guide our program. The following table highlights the best governance practices that we employ and the poor practices that we avoid when setting our compensation program.

✓	What we do
Pay for performance
Include a comprehensive clawback policy, covering SEC requirements as well as misconduct unrelated to a financial restatement
Engage an independent compensation consultant
Use a representative and relevant peer group
Evaluate the risk of our compensation programs
Apply robust stock ownership guidelines
Mandate “double-trigger” provisions for change-in-control severance payments
Align executive compensation with shareholder returns through long-term incentives
Reference the market median for all elements of NEOs’ compensation

X	What we don’t do
No hedging or pledging of Company stock
No backdating or repricing of stock option awards
No excessive perquisites
No guaranteed bonuses for NEOs
No gross-ups in new executive arrangements
No dividend or dividend equivalents paid on unvested equity awards

2025 Say-on-Pay advisory vote on executive compensation and shareholder engagement

Each year, Baker Hughes submits our executive compensation program to our shareholders for a “say-on-pay” advisory vote, the results of which are considered when determining compensation practices. In 2025, Baker Hughes’ compensation program and policies received the support of 92.9% of the total votes cast at our annual meeting. While the say-on-pay vote is advisory and not binding on the Company, the Human Capital and Compensation Committee strongly values the opinions of our shareholders as expressed in the say-on-pay outcome. The Human Capital and Compensation Committee believes that the high shareholder say-on-pay approval demonstrates a strong alignment with our shareholders’ interests.

We held an advisory vote on the frequency of future “say-on-pay” advisory votes (referred to as the “say-on-frequency” vote) at our 2023 annual meeting of shareholders, pursuant to which the majority of the advisory votes cast voted to hold our “say-on-pay” votes every year. The Board considered the outcome of this advisory vote and determined that future “say-on-pay” votes will continue to be conducted every year. The Board will re-evaluate this determination after the next stockholder advisory “say-on-frequency” vote (which will be at the Company’s 2029 annual meeting of stockholders unless presented earlier).

Engagement with our shareholders is very important to us. Even with substantial support of our executive compensation program, in 2025, members of the senior management team routinely invited institutional shareholders to engage with the team on Baker Hughes’ strategy, sustainability program, governance structure, and key executive compensation practices and to listen to their feedback and priorities. We believe that by engaging with our shareholders, we can further align our compensation objectives with shareholders’ long-term interests.

Total Direct Compensation for NEOs

We use market-standard compensation elements of base salary, annual short-term incentives, long-term incentives, and employee benefits to deliver both attractive and competitive rewards to our executives. Collectively, these elements comprise total direct compensation. We benchmark both compensation and Company performance in evaluating the appropriateness of our pay practices. Our executive pay decisions are made by the Human Capital and Compensation Committee of our Board and reviewed with the full Board. Our CEO assists the Human Capital and Compensation Committee in reviewing compensation paid to our NEOs but does not participate in discussions regarding his own compensation.

42 2026 Proxy Statement

Executive Compensation

2025 Target total direct compensation

Our executive compensation program emphasizes performance-based compensation tied to increases in Baker Hughes stock price and drives strategic imperatives. Approximately 90% of Mr. Simonelli’s target total compensation is performance-based and at risk, while the other NEOs have an average of 80% performance-based and at-risk compensation.

Our NEOs’ target compensation for 2025 consisted of the components described below:

*ROIC is defined as: Net Operating Profit after tax / (non-cash net working capital + Property Plant & Equipment + Goodwill + Intangibles)

Base salaries

The Human Capital and Compensation Committee references compensation data for the Reference Group (as described below) for determining the appropriate positioning of base salaries of our executive officers. Typically, when considering an adjustment to an NEO’s base salary, the Human Capital and Compensation Committee reviews the market data and evaluates the NEO’s position relative to the market, his or her level of responsibility, experience, internal placement, and overall performance. The Human Capital and Compensation Committee also considers the NEO’s success in achieving business objectives, promoting our values and keys to success, improving health and safety, demonstrating leadership, and achieving specific individual performance goals.

In determining global salary budgets, the Human Capital and Compensation Committee also considers the financial performance of the Company and effective execution of the strategy approved by our Board.

43

Executive Compensation

The Committee approved the following NEO base salary adjustments in 2025 to align with desired external and internal positioning:

Name	2024 Salary	2025 Salary

Lorenzo Simonelli Chairman, President and CEO	$1,685,000	$1,750,000

Ahmed Moghal(1) Chief Financial Officer	N/A	$800,000

Maria Claudia Borras Chief Growth & Experience Officer	$970,000	$970,000

Amerino Gatti Executive Vice President—OFSE	$900,000	$900,000

Georgia Magno Chief Legal Officer	$650,000	$700,000

Nancy Buese Former Executive Vice President and Chief Financial Officer	$1,000,000	$1,000,000

Ganesh Ramaswamy Former Executive Vice President—IET	$930,000	$950,000

(1)	Mr. Moghal was promoted to Chief Financial Officer on February 24, 2025. He was not a NEO in 2024 and hence no salary is reported for 2024.

Short-Term incentive compensation

Key action

The Human Capital and Compensation Committee approved the Company-wide, overall funding of the 2025 annual short-term bonus at 113.5%. This was based on out-performance against financial metrics (weighted 70%) and partially met strategic priorities (weighted 30%).

The short-term incentive compensation programs are designed to provide executive officers with the opportunity to earn cash bonuses based on the achievement of specific Company-wide, business unit, functional, and individual performance goals. The short-term incentive compensation opportunity is primarily determined using two factors: achievement of pre-determined financial goals and achievement of strategic priorities. Greater weight is placed on the financial component of the short-term incentives, consistent with the Company’s goal of providing a meaningful link between compensation and Company performance.

Key Baker Hughes short-term incentive design features are as follows:

•	Formulaic, financial metrics weighted at 70% and with a maximum potential payout of up to 200% of target; and

•	Strategic goals weighted at 30% and with a maximum potential payout of up to 200% of target.

In February 2025, the Human Capital and Compensation Committee approved a bonus design with financial and strategic goals under the Baker Hughes Executive Officer Short-Term Incentive Compensation Plan and the broad-based employee plan.

Overall weighting		Financial metrics		Strategic Blueprint priorities

70%	30%	1.	Revenue	1.	Safety & compliance
		2.	Adjusted EBITDA*	2.	Growth & capital allocation

Financial Metrics	Strategic Blueprint Priorities	3.	Adjusted EBITDA Margin*	3.	Sustainability & Leadership
		4.	FCF*	4.	Shareholder returns
		5.	FCF Conversion

*

Adjusted EBITDA, adjusted EBITDA margin, FCF and FCF Conversion are non-GAAP measures. A reconciliation of GAAP to non-GAAP measures is included in this Proxy Statement in Annex A. Note: There were no adjustments made to as-reported revenue and FCF.

Bonus outcome for financial metrics

The Human Capital and Compensation Committee approved five weighted financial metrics: (1) Revenue; (2) Adjusted EBITDA; (3) Adjusted EBITDA Margin; (4) FCF; and (5) FCF Conversion as a measure of management’s overall success in executing Baker Hughes’ strategies and initiatives; with the highest weighting towards the two adjusted EBITDA metrics. The Human Capital and Compensation Committee also approved performance levels with respect to the achievement of the financial metrics: (1) Threshold;

44 2026 Proxy Statement

Executive Compensation

(2) Target; and (3) Maximum. Each year, the Board approves financial targets for the Company and the annual bonus plan as part of a rigorous planning process incorporating the external market and internal strategic business initiatives with an emphasis on stretch goals. The table below represents each of the performance levels and the associated achievement.

Baker Hughes 2025 Financial Goals (70% Weight)(1)	Metric Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Results	Payout Multiple	Weighted Payout(2)

Revenue	10%	$26.50B	$28.00B	$30.00B	$27.73B	91%	9.1%

Adjusted EBITDA	25% ($)	$4.60B	$4.95B	$5.35B	$4.83B	82%	20.5%

Adjusted EBITDA Margin	10% (%)	17.0%	17.7%	18.7%	17.4%	79%	7.9%

FCF	15%	$2.00B	$2.35B	$2.75B	$2.73B	195%	29.3%

FCF Conversion	10%	45%	47%	50%	57%	200%	20.0%

Weighted Payout	70%					124%	86.9%

(1)

Adjusted EBITDA, adjusted EBITDA margin, FCF and FCF Conversion are non-GAAP measures. A reconciliation of GAAP to non-GAAP measures is included in this Proxy Statement in Annex A. Note: There were no adjustments made to as-reported revenue and FCF.

(2)	The amounts reflected in the “Weighed Payout” column may not add up to the total due to rounding.

In 2025, we exceeded the FCF and FCF Conversion targets, partially offset by Revenue slightly under target and both Adjusted EBITDA and Adjusted EBITDA Margin under target. The overall achievement of the financial metrics was 124% of target.

Bonus outcome for Strategic Blueprint priorities

While the financial metrics reward executive officers for the achievement of specific formulaic measures, the Human Capital and Compensation Committee approved “Strategic Blueprint” priorities for the executive officers to reward them based upon the Human Capital and Compensation Committee’s assessment of the achievement of specific performance goals that are critical to the execution of the Company’s strategy, but may or may not be formulaic in nature. These Strategic Blueprint priorities consist of the following performance objectives: (1) safety and compliance; (2) growth and transformation; (3) sustainability and leadership; and (4) shareholder returns.

The maximum funds available for the payment of bonuses related to the Strategic Blueprint priorities may not exceed two times the weighted targets for any participant. The Human Capital and Compensation Committee’s assessment of the Strategic Blueprint priorities is determined independent of the financial metrics.

45

Executive Compensation

The Human Capital and Compensation Committee considered the achievement for the Strategic Blueprint priorities below for 2025 and provided the following assessments on each priority:

Performance Component	2025 Performance Expectation	Results

Safety & Compliance	• HSE day, leading & lagging metrics improvement versus 2024 • Zero Workplace caused fatalities	• HSE Perfect Days decreased by 5 to 201, permanent impairment increased by 1 to 2, LTIR increased by 0.03 YoY, and TRIR stayed flat.
• No fatalities

2025 Assessment: Partially Met Objectives

Growth & Transformation	• Generate $200M of savings • 2025 New Energy orders of $1.68B • Progression in key metrics for six priorities	• EBITDA margin under target despite $259M savings generated • $2.0B New Energy orders • Some progress on key metrics
2025 Assessment: Partially Met Objectives

Sustainability & Leadership	• Scope 1 / 2 reduction against baseline by 30K MTCO2e • Advancement of work around succession pipeline	• 51k MTCO2e • Internal pipeline for key ELT roles and increased efforts around talent identification and development
2025 Assessment: Met Objectives

Shareholder Returns	• TSR improvement above peer benchmarks • Protect and grow dividend • Broaden investor base as part of Company strategic pillars	• TSR in 2025 of +15.5%, positioned 4th out of 18 competitors. • Increased dividend in 1Q’25 • 63% top 20 concentration.
2025 Assessment: Partially Met Objectives

Payout Multiple: 89%

Total Weighted Payout: 26.6%

The Human Capital and Compensation Committee determines the overall Strategic Blueprint payout for the Company, the two business segments and functions led by the NEOs, and may adjust the associated payout for executive officers based on individual performance. In evaluating the individual performance of each NEO, the Human Capital and Compensation Committee considered the achievement of the Company’s goals in his or her areas of direct responsibilities and the magnitude of those contributions relative to the benefit of the Company.

Mr. Simonelli also made recommendations to the Human Capital and Compensation Committee on the payouts for his team, including the NEOs, based on their results, leadership, and contributions in 2025, but was not involved in discussions regarding his own bonus payout.

Final 2025 short-term incentive payout

The Human Capital and Compensation Committee approved an overall bonus payout under the short-term incentive plan of 113.5% of target, with 86.9% recognizing the achievement against Financial metrics and 26.6% recognizing the achievement against Strategic Blueprint Priorities. The Human Capital and Compensation Committee approved an overall payout of 116% for Mr. Simonelli, and between 108% and 119% for the other NEOs. The Committee adjusted the CEO’s bonus payout from 113.5% to 116% to recognize his leadership in executing the Company’s strategic priorities, advancing long-term growth initiatives, and delivering strong shareholder returns. The other NEOs bonus payouts were adjusted to reflect personal performance as modifiers to the strategic blueprint priorities. For Ms. Borras and Mr. Gatti performance is also evaluated against delivery of business unit financial goals.

46 2026 Proxy Statement

Executive Compensation

The table below represents the 2025 target and actual payout for each of the NEOs based upon the established financial and strategic metrics described above.

Name	Target Bonus	Actual Bonus	% Of Target

Lorenzo Simonelli Chairman, President and CEO	$3,062,500	$3,557,706	116%

Ahmed Moghal Chief Financial Officer	$800,000	$951,008	119%

Maria Claudia Borras Chief Growth & Experience Officer	$970,000	$1,124,812	116%

Amerino Gatti Executive Vice President—OFSE	$900,000	$971,010	108%

Georgia Magno Chief Legal Officer	$700,000	$821,926	117%

Nancy Buese Former Executive Vice President and Chief Financial Officer	$1,000,000	N/A	N/A

Ganesh Ramaswamy Former Executive Vice President—IET	$930,000	N/A	N/A

Long-Term incentive compensation

Key action: Awarded annual long-term incentive grants with an emphasis on outperforming the market

With the intention of incentivizing strong performance and ensuring a heavy weighting of at-risk performance incentives, the Human Capital and Compensation Committee granted 60% of Mr. Simonelli’s and 50% of the other NEOs’ annual long-term incentives during the 2025 grant cycle in the form of Performance-based Share Units (“PSUs”). The vesting of the PSUs is subject to the Company’s FCF conversion, ROIC, and TSR, all measured over a three-year performance period ending in 2027.

2025 annual long-term incentive awards

The long-term incentive program allows executive officers to earn compensation based on sustained multi-year financial and/or superior stock price performance. Consistent with our at-risk pay philosophy, long-term incentives comprise the largest portion of an executive officer’s compensation package. Approximately 73% of Mr. Simonelli’s annual target total compensation is based on long-term incentives, while the other NEOs have an average of 59% based on long-term incentives.

A primary objective of the long-term incentive plan is to align the interests of executive officers with those of our shareholders. The Human Capital and Compensation Committee determines the total grant date values of long-term incentives to be granted to the executive officers as well as the form of long-term incentive compensation vehicles to be utilized. The awards granted to executive officers by the Human Capital and Compensation Committee vary each year and are based on factors such as the demand for talent, cost considerations, the performance of the Company, the executive officer’s performance, competitive compensation information, and the overall value of each NEO’s total compensation package as well as other factors the Human Capital and Compensation Committee deems critical to achieving the Company’s business objectives.

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Executive Compensation

In January 2025, the Human Capital and Compensation Committee approved long-term incentive awards aligned with the NEOs target compensation package in the form of 50% PSUs and 50% RSUs for NEOs other than Mr. Simonelli. Mr. Simonelli’s award was in the form of 60% PSUs and 40% RSUs. The PSUs vest upon achievement of performance goals after three years and the RSUs vest one-third each year over three years subject to continued employment. The Human Capital and Compensation Committee believes that these splits provide a balanced focus on stock price appreciation, the successful achievement of financial results, and aids in the retention of key leaders.

The Human Capital and Compensation Committee approved an adjustment to the CEO’s long-term incentive target grant value in 2025 to recognize Mr. Simonelli’s leadership and to align with the competitive market. The table below summarizes the 2025 long-term incentive awards granted to our NEOs:

Target Annual LTI Awards	Performance Share Units(1)	Restricted Stock Units(1)	Total(1)

Lorenzo Simonelli Chairman, President and CEO	$7,650,000	$5,100,000	$12,750,000

Ahmed Moghal (2) Chief Financial Officer	$1,500,000	$1,500,000	$3,000,000

Maria Claudia Borras Chief Growth & Experience Officer	$1,500,000	$1,500,000	$3,000,000

Amerino Gatti Executive Vice President—OFSE	$1,250,000	$1,250,000	$2,500,000

Georgia Magno Chief Legal Officer	$750,000	$750,000	$1,500,000

Nancy Buese Former Executive Vice President and Chief Financial Officer	$1,750,000	$1,750,000	$3,500,000

Ganesh Ramaswamy Former Executive Vice President—IET	$1,500,000	$1,500,000	$3,000,000

(1)

Amounts above represent rounded target values as of the date of grant, based on the Company’s stock price, and differ from the amounts set forth in the Summary Compensation Table and Grants of Plan-Based Awards Table, which are computed in accordance with FASB ASC Topic 718.

(2)

The total LTI award above represents the total of two awards for Mr. Moghal. The first received as part of the annual LTI plan ($845,000) and the second on promotion to Chief Financial Officer on February 24, 2025 ($2,155,000)

The PSU design:

•	Utilizes a relative metric for FCF conversion and an absolute metric for ROIC, with a payout modifier for relative TSR outcomes;

•	Compares Baker Hughes’ performance versus the Performance Peer Group for FCF conversion;

•	Measures the cumulative average of ROIC versus pre-selected internal goals;

•	Compares Baker Hughes’ performance versus the Performance Peer Group and S&P 500 Industrials Index (median performing company) for the TSR modifier;

•	Determines the outcome of the three metrics over the three-year performance period and delivers any payout that is actually earned at the end; and

•	Balances stock returns with capital investment returns.

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Relative FCF Conversion 50% of Units	Percentile Rank (Core Metric)	Payout Multiple(1)		Absolute ROIC 50% of Units	ROIC (Core Metric)	Payout Multiple(1)		Relative TSR Modifier +/-25%(2)
FCF divided by adjusted EBITDA	75th Percentile or Greater 50th Percentile 25th Percentile Below 25th Percentile	200% 100% 50% 0%	+	3 Year Cumulative Average (2025 through 2027)	16% or greater 13.5% 11% Below 11%	200% 100% 50% 0%	x	Three-year performance period beginning December 31, 2024 and ending December 31, 2027, including dividends

(1)

The number of the PSUs will be determined by straight-line interpolation for performance between the 25th percentile and the 50th percentile and between the 50th percentile and the 75th percentile for FCF, and between 11% and 13.5% and between 13.5% and 16% for ROIC.

(2)	Modifier capped at 0% if TSR is negative (i.e., no upward adjustment). With positive TSR, the overall maximum payout is capped at 225% of target.

2023 annual long-term incentive PSU payout

The PSUs granted in 2023, which vested based on performance through December 31, 2025, were based on FCF conversion (50%) and ROIC (50%), with a payout modifier for TSR outcomes versus the Company’s Performance Peer Group during the three-year performance period ending in 2025.

Relative FCF Conversion 50% of Units		Relative ROIC 50% of Units	Percentile Rank (Core Metric)	Payout Multiple(1)		Relative TSR Modifier +/-50%
FCF divided by adjusted EBITDA	+	• 3 Year Absolute Change (2022 versus 2025) • 3 Year Cumulative Average (2023 through 2025)	75th Percentile or Greater 50th Percentile 25th Percentile Below 25th Percentile	150% 100% 50% 0%	x	Three-year performance period beginning December 31, 2022 and ending December 31, 2025, including dividends

(1)	The number of the PSUs will be determined by straight-line interpolation for performance between the 25th percentile and the 50th percentile and between the 50th percentile and the 75th percentile.

The table below represents each of the performance levels and the associated achievement for the 2023 PSUs.

2023 PSU measure	Weighting	Results	Percentile Rank	Payout multiple	Weighted Payout

Relative FCF Conversion	50%	53.4%	64.0%	128.6%	64.3%

3 year Absolute Change ROIC	25%	17.0%	79.0%	150.0%	37.5%

3 year Cumulative Average ROIC	25%	14.6%	64.0%	128.6%	32.2%

Weighted payout					134.0%

Relative TSR Modifier		150%	93.0%		1.5x

Total payout					200.93%

(1)	Represents Baker Hughes’ cumulative TSR over three-year period beginning December 31, 2022 and ending December 31, 2025, including dividends.

Other Elements of Compensation

Baker Hughes offers a variety of health and welfare and retirement programs to all eligible employees. The NEOs are generally eligible for the same broad-based benefit programs on the same basis as the rest of our employees who work in their respective countries. Programs that provide different levels of benefits for executive officers are noted in the descriptions below, including long-term disability, life insurance, the Baker Hughes Supplemental Retirement Plan (the “SRP”), the frozen Baker Hughes Supplementary Pension Plan, the Executive Severance Plan, and financial counseling.

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Executive Compensation

We routinely benchmark our benefit programs against the competitive market and make modifications as we deem appropriate. Outlined below is a summary of benefits provided in 2025 to Baker Hughes executives.

Executive benefits

Life insurance

The Company provides life insurance and accidental death and dismemberment programs to provide financial protection for employees or their beneficiaries in the event of death. In the U.S., executive officers receive life insurance and accidental death and dismemberment coverage at two times base salary. Executive officers may also purchase perquisite life insurance and accidental death and dismemberment coverage from one to three times pay. All employees have the option of purchasing supplemental life insurance, spouse and child life insurance as well as voluntary accidental death and dismemberment insurance. Various limits apply to each program.

The Company also provides a long-term disability program with continuation of a percentage of the employee’s base pay up to age 65 if the employee has a qualifying disability lasting longer than 26 weeks. Disability coverage options include Company paid core coverage equal to 50% income replacement or optional buy-up coverage equal to 60% income replacement. NEOs receive the buy-up option at no additional cost.

Retirement plans

The SRP offered to U.S. executives is a nonqualified defined contribution retirement plan intended to supplement the retirement benefits of a select group of management. It provides for a basic contribution of 5% of the participant’s elective deferral under the SRP and 5% of the sum of the participant’s base compensation and bonus for the calendar year (whether or not deferred) that exceeds the dollar limit under Section 401(a)(17) of the Code ($350,000 in 2025); and the base contribution that would have been made under the Baker Hughes 401(k) Plan but for the participant’s elective deferral under the SRP or the dollar limit under Section 401(a)(17) of the Code; plus deemed interest credits based upon the rate of earnings on selected notional investment funds. The SRP permits participants to defer base compensation, and certain bonuses. Except in certain cases of emergency, or an election made by the participant to receive a distribution on a specified date, the SRP does not allow for participants to make withdrawals from or receive distributions under the SRP during their employment. Participants in the SRP elect the time they will receive payments under the SRP during the enrollment period and may be able to elect the form of payment (whether in a lump sum or installments) depending on the type of deferrals and the year in which the deferral was made under the SRP.

Executive severance plan

The Baker Hughes Executive Severance Plan provides assistance to executive officers, including NEOs, while they seek other employment following an involuntary separation from service. Under the plan, NEOs are eligible for severance of twelve months of base salary and outplacement services up to twelve months. Our NEOs may also have additional severance benefits through individual agreements, which are described in the Payments Upon Change in Control or Termination section later in this Proxy Statement.

Change in Control plan

The Baker Hughes Company Executive Change in Control Severance Plan (the “Executive Change in Control Plan”) covers top management of the Company, including the NEOs. The plan provides market-aligned, double-trigger protections to participants in the event of a change in control. Potential payments under this plan are outlined in the Payments Upon Change in Control or Termination section later in this Proxy Statement.

Financial counseling

In addition to Company-wide benefits, Baker Hughes provides NEOs with elective Company-paid professional financial planning and tax preparation services through a third party. We believe this service improves their understanding of the compensation and benefits programs offered by the Company and serves to maximize the retention and engagement value of our programs. It also allows the NEOs to more fully concentrate on our business success and comply with plan requirements. We do not reimburse executives for taxes paid on income attributable to this benefit.

Indemnification agreements

We entered into an indemnification agreement with each of our directors and executive officers. These agreements provide that we will indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors’ and officers’ liability insurance policy we choose, in our discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted in the State of Delaware and are in addition to any other rights the indemnitee may have under the Company’s Second Amended and Restated Certificate of Incorporation, Sixth Amended and Restated Bylaws, and applicable law. We believe these indemnification agreements enhance our ability to attract and retain knowledgeable and experienced executive officers and directors.

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Decision-Making Process and Key Inputs

Human Capital and Compensation Committee process

Annually, the Human Capital and Compensation Committee reviews each compensation element for the CEO and each of the other NEOs. The independent consultant to the Human Capital and Compensation Committee provides benchmark data based on the established Compensation Reference Group, as well as, market trends and legislative updates. When reviewing compensation for the NEOs, the Human Capital and Compensation Committee balances each NEO’s scope of responsibilities and experience against competitive compensation levels.

Each January, our CEO meets with the Human Capital and Compensation Committee and with the Board to review Baker Hughes’ performance for the past year. The review focuses on the financial results and the quantitative and qualitative performance objectives from the Strategic Blueprint priorities. At this time, they also review and approve the short-term incentive goals for the upcoming year and new long-term incentive grants.

At each meeting during the year, the Human Capital and Compensation Committee is engaged on the topics related to leadership and talent development, including in-depth reviews of succession planning for key executive officer roles, including the CEO.

The Human Capital and Compensation Committee has delegated to Baker Hughes’ management certain administrative and investment decision-making authority related to Baker Hughes’ retirement savings plans.

In 2025, our Human Capital and Compensation Committee had six meetings.

Compensation consultant and conflict of interest analysis

The Human Capital and Compensation Committee retains Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. The services that FW Cook provides, based upon direction from the Human Capital and Compensation Committee, include advising the Human Capital and Compensation Committee on the design of our executive compensation programs and the evolving best practices related thereto, providing market information and analysis regarding the competitiveness of our executive compensation opportunities, conducting compensation risk assessments, providing analysis concerning the equity compensation practices of our reference group, and designing and implementing our compensation program and policies to accomplish our objectives. As described above, FW Cook has also been engaged by the Board to review our non-employee director compensation program. In 2025, FW Cook did not provide any services to us other than those requested by the Human Capital and Compensation Committee and related to FW Cook’s engagement as the independent consultant to the Human Capital and Compensation Committee.

In accordance with the requirements of Item 407(e)(3)(iv) of Regulation S-K, the Human Capital and Compensation Committee considered the relationships FW Cook had with the Company, the members of the Human Capital and Compensation Committee, and Baker Hughes’ executive officers, as well as the policies that FW Cook had in place to maintain its independence and objectivity, and determined that no conflicts of interest arose concerning the work performed by FW Cook.

Benchmarking

The high level of competition for executive talent magnifies the need to ensure that our executive compensation programs are appropriately positioned against peer companies. To appropriately benchmark compensation and measure performance, Baker Hughes utilizes two primary benchmarking sources: (1) a Compensation “Reference Group” and (2) a Performance “Peer Group.”

Compensation “Reference Group”

The Human Capital and Compensation Committee regularly assesses the market competitiveness of the Company’s executive compensation program based on data from a comparator peer group. The companies comprising the Reference Group include industry peers and companies in the broader energy and general industry sectors with similar business characteristics, size, margins, competition for talent, and other key compensable factors. There are challenges developing a reference group based solely on our industry. The direct industry is small and the majority are significantly smaller in size and scale of operations. Consequently, expansion beyond the direct industry is necessary to maintain a sufficient sample size of suitable comparison companies.

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Executive Compensation

The chart below represents the key criteria that were considered in selecting the Reference Group.

Primary selection criteria

Similar Business Characteristics: global scale, engineering, industrial, and technology applications, multiple divisions, logistical complexity, business services, asset/people intensity, and mature stage business

Labor Market Competitors: Baker Hughes’ market for executive talent extends throughout multiple industries

Scale: Primary – Revenue, Secondary – Market Cap. Generally, within a 1/3x to 3x range but larger comparators may be appropriate if the prior criteria are met

The Reference Group for Baker Hughes is comprised of 27 companies. Baker Hughes is positioned at the median for revenue, similar to our executive compensation which is also aligned with the median of the Reference Group.

Compensation Reference Group

27 companies—Blend of General Industry, Capital Intensive and Global Oil & Gas Peers

3M Company Caterpillar Inc. ConocoPhillips Cummins Inc. Danaher Corporation Deere & Company Devon Energy Corporation Eaton Corporation plc Emerson Electric Co.

EOG Resources, Inc.

General Dynamics Corporation

GE Vernova

Halliburton Company

Honeywell International Inc.

Illinois Tool Works Inc.

International Paper Company

Johnson Controls International plc

L3Harris Technologies, Inc.

Northrop Grumman Corporation NOV Inc. Occidental Petroleum Corporation PACCAR Inc. Parker-Hannifin Corporation Quanta Services Schlumberger Limited TechnipFMC plc Textron Inc.

Used to identify and compare executive pay practices such as pay mix, levels and magnitude, competitiveness, prevalence of long-term incentive vehicles, and pay-for-performance plans.

The Human Capital and Compensation Committee considers executive compensation at these companies as just one among several factors in setting pay. The Committee uses the comparative data as a reference point in exercising judgment about compensation types and amounts, generally referencing the median of the appropriate peer group. The use of Reference Group proxy data and published survey data in both the general industry and the energy industry satisfies the need for both statistical validity and industry factors. The Reference Group data is used to assess the competitive market value for executive jobs, assess pay practices, validate targets for pay plans, test the compensation strategy, observe trends, and provide a general competitive backdrop for decision making.

Performance “Peer Group”

The Human Capital and Compensation Committee assesses the Company’s long-term performance in part through PSUs based on the companies in the OSX index (plus TechnipFMC) each year to align with the wider portfolio of Baker Hughes. Because of the technical nature of the industry, cyclical nature of the markets, high labor needs, capital requirements, and changing portfolio, for the PSU awards in 2025, the Human Capital and Compensation Committee believed the oilfield service companies in the OSX index, TechnipFMC and S&P 500 Industrials index (median performing company) provided the best competitive comparison for benchmarking performance over the long-term and competing for similar shareholder investments.

The FCF conversion metric is measured against the OSX index and TechnipFMC, and the TSR modifier is measured against OSX Index, TechnipFMC and S&P 500 Industrials index (median performing company).

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The Committee reviews this peer group at least annually, including to consider whether this peer group should evolve over time in conjunction with a shifting portfolio.

Performance Peer Group

Cactus, Inc. Core Laboratories N.V. Golar LNG Limited Halliburton Company Heimerich & Payne, Inc Innovex International, Inc.	Nabors Industries Ltd. NOV, Inc. Oceaneering International, Inc. Oil States International, Inc. Schlumberger Limited Tidewater Inc.	TechnipFMC plc Transocean Ltd. USA Compression Partners LP Weatherford International plc S&P 500 Industrials Index (median performing company)[1]

[1]	S&P 500 Industrials index (median performing company) is an additional peer for the TSR Modifier only.

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Executive Compensation

Additional Compensation Program Features and Policies
Stock ownership guidelines
The Baker Hughes Board adopted stock ownership guidelines for our executive officers to ensure that they have a meaningful economic stake in the Company. The guidelines are designed to satisfy an individual executive officer’s need for portfolio diversification, while maintaining management stock ownership at levels intended to be high enough to maximize alignment and to assure our shareholders of management’s commitment to value creation. Executive officers are required to hold the number of shares valued at a multiple of their base salary, in the amounts listed below:

Role	Guidelines

CEO	6X Base Salary

CFO	3X Base Salary

Other executive officers reporting to the CEO	2X Base Salary
An executive officer has five years to comply with the ownership requirement starting from the date of appointment to a position noted above. If an executive officer is promoted to a position with a higher ownership salary multiple, the executive officer has five years from the date of the change in position to reach the higher expected stock ownership level, but he or she still must meet the prior expected stock ownership level within the original five years of the date first appointed to such prior position. Executive officers who have not met the applicable stock ownership level within the time required are required to hold 75% of the net shares acquired from the future exercise or vesting of awards received under the Company’s equity compensation programs until the ownership levels are met. Executive officers are required to meet their stock ownership requirement by holding at least 30% of their shares in the long position.
The Human Capital and Compensation Committee annually reviews each executive officer’s compensation and stock ownership levels to determine whether they are appropriate. In 2025, all of the NEOs were in compliance with the stock ownership guidelines.
Risk assessment
Baker Hughes conducts an annual review of its compensation programs and practices to assess any inherent risks which are reasonably likely to have a material adverse effect on the Company and presents a report to the Human Capital and Compensation Committee to facilitate a discussion. For purposes of this review, risk was defined as any compensation arrangements for all employees, including NEOs, that could motivate behavior that could be reasonably likely to have a material adverse effect on the Company.
The review evaluates certain areas of potential risk and tools for mitigating risk specifically related to compensation. Overall, the Company’s compensation programs are designed to manage risk at appropriate levels and do not include features which encourage behaviors that lead to excessive risk-taking. The Human Capital and Compensation Committee retains the discretion to increase, reduce, or eliminate payouts under the Baker Hughes Executive Officer Short-Term Incentive Compensation Plan. Generally, under the long-term incentive awards, payouts are eliminated in the event of terminations of employment for cause (as defined in the applicable long-term incentive plan). The long-term incentive awards provide that the awards are subject to the Company’s clawback policy now or hereafter in effect.
Based on the review, the Human Capital and Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
Clawback policy
Following the approval of the SEC rule and Nasdaq listing standard requiring adoption of a clawback policy, Baker Hughes adopted the Baker Hughes Recovery of Compensation Policy in October 2023. The policy applies to current and former Section 16 officers. It provides that the Company will recoup incentive-based compensation in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under securities laws. Additionally, it provides that the Company may recoup incentive-based compensation in the event the Board determines the covered executive officer committed misconduct resulting in material inaccuracy in the financial statements or in the performance metrics used for incentive-based compensation.
Policies and practices related to the grant of certain equity awards close in time to the release of material nonpublic information
While the Company has previously granted stock options, the Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has does not have a specific policy or practice on the timing of such awards in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant such awards in the future, the Board and the Human Capital and Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.

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Compensation Committee report

The Human Capital and Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Human Capital and Compensation Committee, the Human Capital and Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Human Capital and Compensation Committee:

Cynthia B. Carroll, Chair
Abdulaziz M. Al Gudaimi
Shirley A. Edwards
John G. Rice

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Executive Compensation

Summary Compensation Table

The following table summarizes the total compensation paid or earned for 2025, 2024, and 2023 by each of the NEOs, comprised of our principal executive officer, our former principal financial officer, and our three other most highly compensated executive officers in each case during the year ended December 31, 2025.

Name and Principal Position (1)	Year	Salary ($)		Bonus ($)	Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation (5) ($)	Total ($)

Lorenzo Simonelli Chairman, President and CEO	2025	1,710,000			13,310,819	3,557,706	911,327	1,873,973	21,363,825
	2024	1,645,000			12,425,422	4,583,200	(171,000)	1,414,598	19,897,221
	2023	1,589,230			12,588,972	6,328,847	992,907	686,207	22,186,164

Ahmed Moghal Chief Financial Officer	2025	743,036			3,128,458	951,008	173,400	245,663	5,241,565
	2024
	2023

Maria Claudia Borras Chief Growth & Experience Officer & EVP–IET (Interim)	2025	970,000			3,109,951	1,124,812	31,257	772,593	6,008,613
	2024	957,692			3,088,599	1,261,000	(5,732)	426,556	5,728,116
	2023	950,000			3,236,726	2,566,623	38,128	252,000	7,043,477

Amerino Gatti Executive Vice President–OFSE	2025	900,000			2,591,564	971,010	23,474	166,798	4,652,846
	2024
	2023

Georgia Magno Chief Legal Officer	2025	669,231			1,554,976	821,926	—	313,608	3,359,741
	2024	555,959			1,235,452	910,000	—	215,678	2,917,089
	2023

Nancy Buese Former Executive Vice President and Chief Financial Officer	2025	612,637	(6)		4,221,924	—	—	1,243,884	6,078,445
	2024	969,231			3,603,366	1,400,000	7,250	342,440	6,322,286
	2023	919,230			3,776,191	1,330,000	2,721	142,274	6,170,415

Ganesh Ramaswamy Former Executive Vice President–IET	2025	791,538			3,109,951	—	152	356,006	4,257,647
	2024	896,154			2,573,833	1,395,000	539	216,933	5,082,458
	2023	824,519		2,500,000	4,697,231	1,174,658	—	102,979	9,299,386

The amounts reflected in the “Total ($)” column may not add up to the values in the individual columns due to rounding.

(1)

Messrs. Moghal and Gatti became NEOs in 2025; therefore, only compensation for 2025 is reported for them. Ms. Magno was not a NEO in 2023 and therefore no compensation is reported for her in that year. Ms. Buese and Mr. Ramaswamy terminated employment on February 24, 2025 and October 24, 2025 respectively.

(2)

The amount reflected in the “Stock Awards” column is the aggregate grant date fair value of stock awards in the form of PSUs and RSUs granted in the years shown. For RSUs, generally the aggregate grant date fair value is the amount that the Company expects to expense for accounting purposes over the award’s vesting schedule and does not correspond to the actual value that the NEOs will realize from the award. For PSUs, the aggregate grant date fair value of the awards made to the NEOs is estimated in accordance with FASB ASC Topic 718. The estimated fair value of each grant is established on the date of grant using a Monte Carlo simulation model in a manner that is consistent with generally accepted valuation principles. The value ultimately realized by the executive upon the actual vesting award may or may not be equal to the FASB ASC Topic 718 determined value. For a discussion of valuation assumptions, see “Note 12—Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 under Item 8. The value of the 2025 PSU awards on the grant date, assuming achievement of the maximum performance level of 225% would be: Mr. Simonelli — $18,474,421; Mr. Moghal —$3,664,377 ; Ms. Borras — $3,622,419; Mr. Gatti — $3,018,610 Ms. Magno — $1,811,209; Ms. Buese — $4,226,119 and Mr. Ramaswamy — $3,622,419.

The amount reflected in the “Stock Awards” column may not add up to the values in the “Grants of plan-based awards” table in this Proxy Statement due to rounding.

(3)

The amount reflected in the “Non-Equity Incentive Plan Compensation” column includes the payment earned under our annual bonus program for all the NEOs. Non-equity incentive plan compensation awards which were not earned in 2025 are not included.

(4)

The amounts in this column reflect the change in the present value of the applicable NEO’s accumulated benefits under applicable pension plan(s) and above-market earnings on nonqualified deferred compensation.

•

For Mr. Simonelli and Ms. Borras, the amounts include the change in present value of all accumulated benefits under the Baker Hughes Supplementary Pension Plan which is a completely frozen plan (i.e., frozen as to any new participants and to further accumulation of benefits related to futures service) and, for the NEOs, it is primarily a benefit that was fully funded by GE and transferred to Baker Hughes, effective as of December 31, 2018 for service prior to that date. For 2025, the applicable values were: Mr. Simonelli — $581,047 and Ms. Borras — $30,021.

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•

For Mr. Moghal the amount in this column represents the change in pension value of all accumulated benefits under the Baker Hughes UK Pension Plan which is a completely frozen plan (i.e., frozen to any new participants and to further accumulation of benefits related to future service) and for Mr. Moghal, it is primarily a benefit that was fully funded by GE and transferred to Baker Hughes, effective July 1, 2019 for service prior to that date.

•	None of the NEOs will earn future benefits under the Baker Hughes Supplementary Pension Plan or the Baker Hughes UK Pension Plan for future service to Baker Hughes.

(5)

We provide NEOs with other benefits that we believe are reasonable, competitive, and consistent with our overall executive compensation program. The costs of these benefits for 2025, minus any reimbursements by the NEOs, are shown in the table below. On occasion/infrequently, spouses or family members of our named executive officers accompany them on chartered aircraft that is already going to a specific destination for business purposes. This use has minimal, if any, incremental cost to the Company.

Name	Life Insurance Premiums ($)	Company Contributions to Retirement & Savings Plans ($)	Financial & Tax Planning ($)	Transfer Benefits ($)	Housing Payment ($)	Dividend Equivalents ($)	Immigration and tax preparation services ($)	Severance ($)	Foreign Allowances ($)	Total ($)

Simonelli	4,788	566,388	16,553			1,269,761	16,483			1,873,973

Moghal	3,895	15,173	9,905	7,018	21,322	81,048	2,777		104,524	245,663

Borras	4,644	200,790				567,158				772,593

Gatti	4,309	115,524	30,000			16,964				166,798

Magno	3,112	142,131	6,965		112,778	37,589	11,032			313,608

Buese	798	141,923				97,317		1,003,846		1,243,884

Ramaswamy	3,711	196,788	13,433			142,074				356,006

The amounts reflected in the “Total ($)” column may not add up to the values in the individual columns due to rounding.

Life Insurance Premiums: Described under Employee Benefits in this Proxy Statement. For Mr. Moghal, this reflects premiums paid into the United States Life Insurance program, following his transfer in September 2025. Prior to this he participated in the UK Life Insurance program.

Company Contributions to Retirement & Savings Plans: The values represent employer matching and employer base contributions that the Company contributed to the Baker Hughes Company 401(k) Plan that is available to all U.S. employees and Company contributions to SRP accounts available to U.S. executives.

Financial and Tax Planning: The values represent expenses for the use of advisors for financial, estate, and tax preparation, as well as planning and investment analysis and advice.

Transfer Benefits: This column reflects the benefits incurred by Mr. Moghal in connection with his transfer of employment to Houston in 2025.

Housing Payment: This column reflects the payments provided to Mr. Moghal and Ms. Magno in connection with their transfer of employment to the United States, at the Company’s request. The payments cover housing, utilities and related expenses.

Dividend Equivalents: This column reflects payments for dividend equivalents that accrued as quarterly dividends are declared and that are paid when the stock awards vest.

Immigration and tax preparation services: This column reflects payments made towards expenses in connection with Mr. Simonelli’s, Mr. Moghal and Ms. Magno’s tax services and immigration to the United States at the Company’s request.

Severance: This column reflects the severance payments made to Ms. Buese as described in the Payments Upon Change in Control or Termination section. The severance payments consist of 12 months Base Salary equal to $1,000,000, 12 months of outplacement services equal to $35,000 and $3,846 in pay in lieu of notice.

Foreign allowances: With respect to Mr. Moghal this column reflects the cost of a Company provided company car allowance, a flex cash allowance and a holiday cash allowance as provided to senior executives as part of the UK compensation package.

(6)

The salary amount for Ms. Buese represents the salary earned prior to her termination date ($176,923) plus the consulting fees Ms. Buese earned prior to her ultimate departure on April 30, 2025 ($435,714).

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Executive Compensation

Grants of Plan-Based Awards in 2025

This table discloses the number of PSUs and RSUs granted during 2025 and the grant date fair value of these awards. It also sets forth potential future payouts under the Company’s non-equity incentive plans.

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3) (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Lorenzo Simonelli	N/A	STI	1,071,875	3,062,500	6,125,000
	1/30/2025	PSU				—	171,524	385,929		8,210,854
	1/30/2025	RSU							114,349	5,099,965

Ahmed Moghal	N/A	STI	280,000	800,000	1,600,000
	1/30/2025	PSU				—	9,470	21,308		453,329
	1/30/2025	RSU							9,470	422,362
	2/24/2025	PSU				—	24,148	54,333		1,175,283
	2/24/2025	RSU							24,148	1,077,484

Maria Claudia Borras	N/A	STI	339,500	970,000	1,940,000
	1/30/2025	PSU				—	33,632	75,672		1,609,964
	1/30/2025	RSU							33,632	1,499,987

Amerino Gatti	N/A	STI	315,000	900,000	1,800,000
	1/30/2025	PSU				—	28,026	63,059		1,341,605
	1/30/2025	RSU							28,026	1,249,960

Georgia Magno	N/A	STI	245,000	700,000	1,400,000
	1/30/2025	PSU				—	16,816	37,836		804,982
	1/30/2025	RSU							16,816	749,994

Nancy Buese	N/A	STI	350,000	1,000,000	2,000,000
	1/30/2025	PSU				—	39,237	88,283		1,878,275
	1/30/2025	RSU							39,237	1,749,970
		PSU					1,612	3,627		110,744	(4)
		PSU					1,698	3,821		110,625	(4)
		RSU							8,344	372,309	(4)

Ganesh Ramaswamy	N/A	STI	325,500	930,000	1,860,000
	1/30/2025	PSU				—	33,632	75,672		1,609,964
	1/30/2025	RSU							33,632	1,499,987

(1)	Amounts represent potential payouts for the fiscal year 2025 performance year under the short-term incentive plan. If threshold levels of performance are not met, then the payout can be zero.

(2)

Amounts represent grants of PSUs made in 2025. These awards cliff vest after three years if the performance criteria are met. For potential payout information, see the discussion on “Performance Share Units” in the CD&A Section. Dividends are accrued throughout the three-year vest period on PSUs and paid out once the units vest. The dividend rate is determined by the Board on a quarterly basis.

(3)

Amounts shown represent the number of RSUs granted in 2025. Awards generally vest pro rata over a three-year period beginning on the first anniversary of the grant date. Dividends are accrued throughout the year on RSUs and paid out once the units vest. The dividend rate is determined by the Board on a quarterly basis. The Company determines the fair value of RSUs based on the market price of our Common Stock on the date of grant.

(4)

As described in the Payments Upon Change in Control or Termination section later in this Proxy Statement, the Company agreed to modify the treatment of Ms. Buese’s outstanding 2023 and 2024 stock awards following her termination of employment on February 24, 2025. Under the terms of her awards, the vesting would have been prorated based on service through the termination date; however, the Company agreed to use March 31, 2025 as the service date for purposes of calculating the prorated vesting. Ms. Buese continued to provide services to the Company as an advisor through April 30, 2025. Accordingly, these amounts reflect the incremental fair value resulting from this modification, computed as of the modification date in accordance with FASB ASC Topic 718.

Description of plan-based awards

All PSU and RSU awards granted to NEOs in 2025 were granted pursuant to the Baker Hughes Company 2021 Long-Term Incentive Plan (the “2021 LTIP”) and are governed by and subject to the terms and conditions of the 2021 LTIP and the individual award agreements thereunder. Details of the LTI awards can be found in the “Long-Term incentive compensation” section of this Proxy Statement. All STI awards granted to NEOs in 2025 were granted pursuant to the Baker Hughes Executive Officer Short-Term Incentive Compensation Plan and are governed by and subject to the terms and conditions of the Baker Hughes Executive Officer Short-Term Incentive Compensation Plan. Details of the STI plan, targets and metrics can be found in the “Short-Term incentive compensation” section of this Proxy Statement.

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Outstanding Equity Awards at 2025 Fiscal Year End

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2025 for the NEOs. The table also shows unvested and unearned stock awards assuming a market value of $45.54 per share (the closing market price of the Company’s Common Stock on December 31, 2025, the last trading day of 2025).

Mr. Ramaswamy’s outstanding equity lapsed on the date of his voluntary resignation, he is therefore excluded from the table.

	Option Awards					Stock Awards

Name	Option / PSU / RSU Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price (1) ($)	Option Expiration Date (2)	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights that have not Vested ($)

Lorenzo Simonelli	8/1/2017	374,687		35.70	8/1/2027
	1/22/2018	199,822		35.55	1/22/2028
	1/24/2023					50,857	(3)	2,316,028
	1/24/2023								459,826	(4)	20,940,476
	2/1/2024					111,771	(3)	5,090,051
	2/1/2024								251,484	(5)	11,452,581
	1/30/2025					114,349	(3)	5,207,453
	1/30/2025								171,524	(6)	7,811,203

Ahmed Moghal	7/31/2017	7,050		36.89	7/31/2027
	1/22/2018	7,992		35.55	1/22/2028
	1/23/2019	6,913		22.98	1/23/2029
	1/24/2023					3,843	(3)	175,010
	1/24/2023								23,162	(4)	1,054,797
	2/1/2024					8,750	(3)	398,475
	2/1/2024								13,125	(5)	597,713
	1/30/2025					9,470	(3)	431,264
	1/30/2025								9,470	(6)	431,264
	2/24/2025					24,148	(3)	1,099,700
	2/24/2025								24,148	(6)	1,099,700

Maria Claudia Borras	1/22/2018	55,506		35.55	1/22/2028
	1/24/2023					16,584	(3)	755,235
	1/24/2023								99,962	(4)	4,552,269
	2/1/2024					34,928	(3)	1,590,621
	2/1/2024								52,392	(5)	2,385,932
	1/30/2025					33,632	(3)	1,531,601
	1/30/2025								33,632	(6)	1,531,601

Amerino Gatti	9/3/2024					19,614	(3)	893,222
	1/30/2025					28,026	(3)	1,276,304
	1/30/2025								28,026	(6)	1,276,304

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Executive Compensation

	Option Awards					Stock Awards

Name	Option / PSU / RSU Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price (1) ($)	Option Expiration Date (2)	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights that have not Vested ($)

Maria Georgia Magno	7/31/2017	2,417		36.89	7/31/2027
	1/22/2018	3,552		35.55	1/22/2028
	1/23/2019	10,047		22.98	1/23/2029
	1/24/2023					2,654	(3)	120,863
	1/24/2023								10,665	(4)	485,684
	2/1/2024					16,816	(3)	765,801
	2/1/2024								20,957	(5)	954,382
	1/30/2025					2,654	(3)	120,863
	1/30/2025								16,816	(6)	765,801

Nancy Buese	1/24/2023								84,225	(4)	3,835,607
	2/1/2024								22,072	(5)	1,005,159

(1)	The exercise price is equal to the closing market price of a share of our Common Stock on the grant date.

(2)	Each option grant has a ten-year term and vests ratably over three years beginning on the first anniversary of the grant date.

(3)	Reflects the number of three-year RSUs that will vest ratably over three years beginning on the first anniversary of the grant date.

(4)	Reflects the achievement of performance and service conditions of 200.93% for the three-year FCF and ROIC PSUs which vested in January 2026.

(5)	Reflects the target number of three-year PSUs which are scheduled to vest in January 2027, subject to the achievement of performance and service conditions.

(6)	Reflects the target number of three-year PSUs which are scheduled to vest in January 2028, subject to the achievement of performance and service conditions.

2025 Option Exercises and Stock Vested

The following table sets forth certain information regarding stock awards vested during 2025 for the NEOs.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1) ($)

Lorenzo Simonelli	353,218	7,593,445	553,450	23,477,490

Ahmed Moghal			36,210	1,545,717

Maria Claudia Borras	55,947	598,677	248,949	10,728,018

Amerino Gatti			9,806	441,270

Georgia Magno			20,491	904,629

Nancy Buese			64,780	2,948,328

Ganesh Ramaswamy			94,707	4,340,827

(1)	The value realized upon the vesting of the stock awards is determined by multiplying the number of shares of stock by the closing price of the stock on the vesting date.

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Pension Benefits

The following table discloses the years of credited service of, present single-sum value of the accrued benefits for, and payments during the last fiscal year to each of the NEOs under the Baker Hughes Company Supplementary Pension Plan, and the Baker Hughes Company Pension Plan.

Name	Plan Name	Number of Years Credited Service (1) (#)	Present Value of Accumulated Benefit (2) ($)	Payments During Last Fiscal Year ($)

Lorenzo Simonelli	Baker Hughes Supplementary Pension Plan	24	6,940,984	—

Ahmed Moghal	Baker Hughes UK Pension Plan	17	838,600	—

Maria Claudia Borras	Baker Hughes Supplementary Pension Plan	4	414,708	—

Maria Claudia Borras	Baker Hughes Company Pension Plan	2	24,794	—

(1)

For Mr. Simonelli and Ms. Borras, this reflects 24 and 4 years of credited service, respectively, under the Baker Hughes Supplementary Pension Plan and is based on the terms of the plan. For Mr. Moghal, this reflects 17 years of service under the Baker Hughes UK Pension Plan. Both The Baker Hughes Supplementary Pension Plan and Baker Hughes UK Pension Plan are currently frozen and no further years of service will be credited under the plan. The years of credited service for Messrs. Simonelli and Moghal and Ms. Borras reflect 1.5 years of service to Baker Hughes and 22.5, 15.4 and 2.3 years of service, respectively, to GE prior to July 2017.

(2)

For the valuation method and all material assumptions applied in quantifying the present value of the current accrued benefit, please see “Note 10—Employee Benefit Plans” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 under Item 8.

Benefits under the Baker Hughes Supplementary Pension Plan for our NEOs are generally payable in ten equal annual installments starting on the first day of the month following the later of (1) the NEO’s attainment of age 60 or (2) three completed calendar months after the NEO’s separation from service (or six completed calendar months after separation from service if the NEO is a section 409A specified employee). Benefits under the Baker Hughes UK Pension Plan for our NEO’s are generally paid in the form of a life annuity following the NEO’s termination.

Nonqualified Deferred Compensation

The following table discloses contributions, earnings, and balances to each of the NEOs under the SRP that provide for compensation deferral on a non-tax-qualified basis.

Name	Program	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FY End ($)

Lorenzo Simonelli	SRP	—	534,888	488,571	—	3,659,549

Ahmed Moghal (3)	SRP	—	—	—	—	—

Maria Claudia Borras	SRP	—	169,290	35,805	—	1,010,919

Amerino Gatti	SRP	180,000	84,024	30,671	—	294,696

Georgia Magno	SRP	—	110,631	2,760	—	113,391

Nancy Buese	SRP	—	110,423	11,818	—	210,089

Ganesh Ramaswamy	SRP	—	165,288	12,257	—	232,506

(1)	Amounts shown in the “Executive Contributions in Last FY” column are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	Amounts shown in the “Registrant Contributions in Last FY” column are also included in the “All Other Compensation” column of the Summary Compensation Table.

(3)	Mr. Moghal became an SRP participant in 2026.

Please see “Executive Benefits –Retirement plans” for a narrative description of the material factors necessary to understand the SRP.

Potential Payments Upon Change in Control or Termination

Some of our compensation plans that apply on the same basis to other eligible employees provide change in control benefits only if an employee is terminated without cause or resigns for good reason (as defined in the applicable arrangements) within 24 months (or, in some cases, 12 months) following a change in control. Baker Hughes does not provide excise tax gross-ups on any payments associated with a change in control.

The following summary generally describes compensation that would have been payable to our NEOs had a change in control and/or a termination triggering the payments occurred on December 31, 2025.

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Executive Compensation

Payments upon involuntary termination of employment in connection with a change in control

Under the Baker Hughes Company Executive Officer Short-Term Incentive Compensation Plan, in the event of a change in control and involuntary termination, the participant will receive an amount equal to his or her annual target bonus for the year of termination multiplied by a fraction, the numerator of which equals the number of days that have elapsed since the beginning of the performance period through and including the date of termination, and the denominator of which equals the number of days in the performance period. Payment of such prorated award will be made within 60 days following termination of employment.

Under the Baker Hughes Company 2021 Long-Term Incentive Plan (the “2021 LTIP”) there is no prescribed treatment for outstanding equity awards, though the Human Capital and Compensation Committee has discretion to take actions it deems necessary. The equity award agreements provide that, in the event of a change in control, a covered transaction and involuntary termination during the 24-month period following a change in control or a covered transaction, restrictions on all RSUs will immediately lapse. On a termination within 24 months following a change in control, the services restrictions on all PSUs will immediately lapse and the satisfaction of performance conditions will be fixed at target. Further, the PSU award agreements specify in the event of a qualifying involuntary termination within 24 months following and in connection with a covered transaction the services restrictions on such PSUs will immediately lapse and the satisfaction of performance conditions will be fixed at target or, if greater, at the actual performance through the date of the covered transaction.

Under the Baker Hughes Company Executive Change in Control Plan, in the event of a change in control and involuntary termination during the two-year period following a change in control, the selected executive officers will be entitled to the following:

•

A cash severance benefit in an amount equal to the participant’s applicable multiple (ranging from 1.5 to 2.5); multiplied by the executive’s annualized base salary in effect immediately prior to (1) a change in control, (2) the first event or circumstance constituting “good reason” for the executive to terminate employment, or (3) the executive’s termination of employment, whichever is greatest (the “highest base salary”). The applicable multiples are 2.5 for Mr. Simonelli and 2.0 for the other NEOs.

•

A cash severance benefit in an amount equal to the executive’s target percentage under the executive’s bonus for the year of his or her termination of employment year multiplied by his or her highest base salary, multiplied by the executive’s applicable multiple (ranging from 1.5 to 2.5). The applicable multiples are 2.5 for Mr. Simonelli and 2.0 for the other NEOs.

•

A cash severance benefit in an amount equal to the executive’s target percentage under the executive’s bonus for the year of his or her termination of employment year multiplied by his or her highest base salary, prorated to the executive’s employment termination date. If the executive’s employment termination date occurs during the same calendar year in which a change in control occurs, this pro-rata bonus payment will be offset by any payments received by the executive under the Baker Hughes Executive Officer Short-Term Incentive Compensation Plan (or successor or additional annual incentive plan) in connection with the change in control.

•

If the executive is a specified employee within the meaning of Section 409A of the Internal Revenue Code, a cash severance benefit in an amount equal to interest that would be earned on the foregoing cash severance benefits for the period commencing on the date of the executive’s separation from service until the date of payment of such amounts, calculated using an interest rate equal to the Secured Overnight Financing Rate published by the Federal Reserve Bank of New York for the date of the executive’s separation from service plus two percentage points.

•

For the applicable continuation period (ranging from 1.5 years to 2.5 years) following the executive’s termination of employment date, accident and health insurance coverage for the executive and his or her dependents substantially similar to the coverage in effect immediately prior to the termination of employment date and at no greater cost to the executive than applied to the executive immediately prior to the termination of employment date, reduced to the extent that benefits of the same type are received by the executive during the continuation period. The applicable continuation periods of time are 2.5 for Mr. Simonelli and 2.0 for the other NEOs.

•

If the executive would have become entitled to benefits under the Company’s post-retirement health care program had his or her employment continued during the foregoing applicable continuation period, the executive will be entitled to coverage under such post-retirement health care program as in effect immediately prior to the employment termination date or, if more favorable to the executive as in effect immediately prior to the executive’s termination of employment date or the first occurrence of an event or circumstance constituting good reason for the executive to terminate employment.

The cash severance payments under the Executive Change in Control Severance Plan will be made on the date that is six months following the date of the executive’s separation from service unless the executive is not a specified employee within the meaning of Section 409A of the Internal Revenue Code, in which case the payments will be made within 30 days after the date of the executive’s separation from service.

If any portion of the payments or benefits provided to or for the benefit of the executive under the Executive Change in Control Severance Plan or which the executive otherwise receives or is entitled to receive from the Company or any successor would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest, penalties or additions to tax with respect to such excise tax (such excise tax, together with any interest, penalties or additions to tax with respect to such excise tax, is herein collectively referred to as the “excise tax”), then generally such total payments will be reduced so that no portion of such total payments will be subject to the excise tax.

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“Change in control” under the compensation arrangements generally means:

•

a merger or consolidation of the Company with any other entity, unless the voting securities of the Company continue to represent at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent; or

•

the acquisition of at least 50% of the total voting power represented by the Company’s then-outstanding voting securities, other than any acquisition directly from the Company or by the Company (in some cases the 50% threshold is 30%, disregarding any acquisition directly or indirectly from General Electric Company); or

•

a sale or disposition by the Company of all or substantially all of its assets, other than a sale or disposition to an entity at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company; or

•

a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election.

The applicable definition of change in control is set forth in the 2021 LTIP, award agreements under the 2021 LTIP, the Baker Hughes Company Executive Officer Short-Term Incentive Compensation Plan, and the Executive Change in Control Plan.

“Covered transaction” generally means transaction other than a change in control that, in the determination of the Human Capital and Compensation Committee in its sole discretion, involves either (i) the formation of a joint venture to which the Company contributes assets or businesses comprising at least 30% of the Company (as measured in terms of assets, revenue, cash flow, net income and/or other parameters, in the discretion of the Committee) (a “Covered Business”) and in which the Company retains an equity interest of at least 40%, or (ii) the disposition to the Company’s shareholders of a Covered Business.

Payments upon involuntary termination of employment not in connection with a change in control

The Baker Hughes Company Executive Severance Plan provides that, on an involuntary termination of employment, executive officers generally receive severance pay equal to 12 months of base salary and outplacement. The Baker Hughes Company Executive Officer Short-Term Incentive Compensation Plan provides that an executive officer is eligible to receive an amount equal to the executive officer’s earned annual bonus, prorated based on the number of days that the executive officer participated in the short-term incentive plan during the calendar year. Employees are also generally provided 3 months of health insurance benefits. Mr. Simonelli is eligible for benefits under the Baker Hughes Company Executive Severance Plan plus (a) an additional six months of base salary and (b) 1.5 times the greater of the last annual bonus and the average of the last three year bonuses. Any amounts payable under the Executive Severance Plan are reduced by the amount of any severance payments payable to the executive officer under any other plan, program or individual contractual arrangement.

Pursuant to the equity award agreements, awards that have been held for at least one year would receive the following treatment: a pro-rata portion of RSUs would immediately lapse, a pro-rata portion of unvested options would become immediately vested and exercisable, and a pro-rata portion of PSUs would be deemed to have satisfied the service condition and would remain eligible to vest subject to the attainment of the specified performance conditions.

If the executive officer’s employment was involuntarily terminated by Baker Hughes without cause on December 31, 2025, the executive officer would have received the following:

•	all outstanding RSUs that have been held for at least one year would have become vested on a pro-rata basis and become non-forfeitable;

•	all outstanding stock options that have been held for at least one year would have become vested on a pro-rata basis and exercisable; and

•

all outstanding PSUs that have been held for at least one year would have satisfied the service condition on a pro-rata basis and would remain eligible to vest subject to the attainment of performance conditions.

Payments in the event of a change in control without termination of employment

If a change in control were to have occurred on December 31, 2025, or any other date, and the executive officers did not incur a termination of employment the executive officers would not have been entitled to any payments in connection with the change in control. However, PSUs would have been deemed to have satisfied their performance condition at target performance. For all PSUs the awards would still be subject to their respective service conditions.

Payments in the event of a change in control and termination of employment by the executive officer for good reason or by the Company or its successor without cause

In addition to the benefits described above under “Payments Upon Involuntary Termination of Employment Not In Connection With a Change in Control,” if an executive officer is terminated without cause or terminates employment for good reason within 24 months (12 months in some cases) following a change in control, pursuant to the equity award agreements, restrictions on all RSUs would have immediately lapsed, any unvested options would have immediately vested and become exercisable, the service restrictions on all PSUs would have immediately lapsed and the satisfaction of the performance conditions would have been fixed at target.

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Executive Compensation

Termination of employment for any reason

If an executive officer had terminated employment with us on December 31, 2025 for any reason, including resignation or involuntary termination of employment for cause, the executive officer would have been entitled to receive those vested benefits to which the executive officer is entitled under the terms of the employee benefit plans in which the executive officer is a participant as of the executive officer’s date of termination of employment.

Payments upon disability

If the executive officer had terminated employment with us on December 31, 2025 due to disability, the executive officer would have received the following:

•	all outstanding RSUs that have been held for at least one year would have become fully vested and non-forfeitable;

•	all outstanding PSUs that have been held for at least one year would have satisfied the service condition and would remain eligible to vest subject to the performance condition; and

•	an amount equal to the executive officer’s annual target bonus under the short-term incentive plan.

Payments upon death

If an executive officer had terminated employment with us on December 31, 2025 due to death, the executive officer would have received the following:

•	all outstanding RSUs would have become fully vested and non-forfeitable;

•	all outstanding PSUs would have satisfied the service condition and would remain subject to the performance condition; and

•	an amount equal to the executive officer’s annual target bonus under the short-term incentive plan.

Payments upon retirement

If an executive officer retired on December 31, 2025, then all outstanding RSUs and PSUs are cancelled for no consideration.

Separation Agreement with Ms. Buese

As we disclosed on February 24, 2025, Ms. Buese entered into a separation agreement with the Company. The separation agreement provides for Ms. Buese’s termination of employment and transition into the role of advisor. Ms. Buese’s separation from employment is treated as a termination without cause. The separation agreement provided benefits consistent with the Company’s Executive Severance Program; a lump sum cash payment equal to the 12 months of her current annual base salary, a lump sum cash payment equal to $3,846 in lieu of notice and outplacement services for a period of 12 months. Ms. Buese received prorated vesting of outstanding equity awards in accordance with the terms of the Company’s 2021 Long Term Incentive Plan and the award agreements granted thereunder. Ms. Buese also remained eligible for continued participation in the Company’s health and welfare benefit plans for a six-month period at no cost to Ms. Buese. Ms. Buese served as an advisor to the Company’s Chairman and Chief Executive Officer through April 30, 2025, and as compensation for her advisory services, Ms. Buese received a monthly advisor fee of $200,000 and the prorated vesting of her outstanding equity awards was computed through March 31, 2025.

Resignation of Mr. Ramaswamy

As we disclosed on Form 8-K on October, 14, 2025, Mr. Ramaswamy resigned from the Company on October 7, 2025. As a result of his resignation, Mr. Ramaswamy was entitled to receive certain vested benefits pursuant to the terms of the employee benefit plans in which he participated as of October 7, 2025. Other than his vested benefits, Mr. Ramaswamy did not receive severance benefits and is therefore not included in the table below.

64 2026 Proxy Statement

Executive Compensation

Potential Payments Upon Termination or a Change in Control

The table below assumes for each of our current NEOs a termination date or change-in-control date of December 31, 2025, the last day of the fiscal year. The value of equity compensation awards (accelerated vesting of stock options and restricted stock awards/units) is based on the closing price of our Common Stock of $45.54 on Nasdaq on December 31, 2025, the last trading day of 2025. Our NEOs do not have contractual entitlements to benefits for triggering events not listed in the table.

	Lorenzo Simonelli ($)	Ahmed Moghal ($)	Maria Claudia Borras ($)	Amerino Gatti ($)	Georgia Magno ($)	Nancy Buese ($)

Payments in the Event of a Change in Control and Termination of Employment With Good Reason or by the Company Without Cause

Severance Payment	12,031,250	3,200,000	3,880,000	3,600,000	2,800,000	—

Short-Term Incentive Plan Bonus	3,062,500	800,000	970,000	900,000	700,000	—

Outplacement Services	35,000	35,000	35,000	35,000	35,000	—

Continuation of Health and Life Insurance Benefits	32,310	5,731	53,329	52,608	21,380	—

Interest Paid for Section 409A Six-Month Delay	437,806	116,763	141,554	131,425	102,363	—

Accelerated Vesting of RSUs / PSUs (1)	31,877,317	2,033,725	7,794,991	3,445,830	3,243,131	—

Dividend Equivalents (2)	1,031,509	65,686	257,689	73,732	99,158	—

Supplemental Retirement Plan (3)	—	—	—	41,685	—	—

TOTAL	48,507,692	6,256,905	13,132,563	8,280,280	7,001,032	—

Payments upon a Change in Control Without Termination of Employment

Supplemental Retirement Plan (3)	—	—	—	41,685	—	—

TOTAL	—	—	—	41,685	—	—

Payments upon Disability

Short-Term Incentive Plan Bonus	3,062,500	800,000	970,000	900,000	700,000	—

Accelerated Vesting of RSUs / PSUs (4)	18,858,660	1,171,198	4,731,788	893,222	1,711,530	—

Dividend Equivalents (2)	768,506	48,261	195,807	22,164	68,216	—

Supplemental Retirement Plan (3)	—	—	—	41,685	—	—

TOTAL	22,689,666	2,019,459	5,897,595	1,857,071	2,479,746	—

Payments upon Death

Short-Term Incentive Plan Bonus	3,062,500	800,000	970,000	900,000	700,000	—

Accelerated Vesting of RSUs / PSUs (5)	31,877,317	2,033,725	7,794,991	3,445,830	3,243,131	—

Dividend Equivalents (2)	1,031,509	65,686	257,689	73,732	99,158	—

Supplemental Retirement Plan (3)	—	—	—	41,685	—	—

TOTAL	35,971,326	2,899,411	9,022,680	4,461,247	4,042,289	—

Payments upon Involuntary Termination of Employment Not in Connection with a Change in Control

Severance Payment (7)	9,499,800	800,000	970,000	900,000	700,000	1,003,846

Short-Term Incentive Plan Bonus	3,062,500	800,000	970,000	900,000	700,000	—

Outplacement Services	35,000	35,000	35,000	35,000	35,000	35,000

Continuation of Health and Life Insurance Benefits	3,231	716	6,666	6,576	2,673	2,320

Accelerated Vesting of RSUs / PSUs (6)	12,820,598	806,602	3,274,832	372,176	1,133,765	6,358,169

Dividend Equivalents (2)	534,049	34,087	139,140	9,235	45,830	241,643

Advisory Services	—	—	—	—	—	435,714

TOTAL	25,955,178	2,476,405	5,395,638	2,222,987	2,617,268	8,076,692

65

Executive Compensation

The amounts reflected in the totals may not add up to the values in the individual columns due to rounding.

(1)	All service-based restrictions on RSUs and PSUs would have immediately lapsed. Attainment of the performance conditions would be fixed at target for PSUs.

(2)	Values include the quarterly dividend equivalents that would have been due upon the vesting of the RSUs and the PSUs.

(3)	Mr. Gatti joined the SRP in 2024 and holds unvested funds in the plan which would vest as a result of the events indicated in the table.

(4)

All outstanding RSUs that have been held for at least one year would have become fully vested and non-forfeitable and PSUs would have satisfied their respective service conditions and would continue to vest subject to their respective performance conditions.

(5)

All outstanding RSUs would have become fully vested and non-forfeitable. All outstanding PSUs would have satisfied their respective service conditions and would continue to vest subject to their respective performance conditions.

(6)

All outstanding RSUs that have been held for at least one year would have become vested on a pro-rata basis and non-forfeitable and PSUs would have satisfied their respective service conditions on a pro-rata basis and would continue to vest subject to their respective performance conditions.

(7)	Ms. Buese’s termination payment comprises of 12 months’ salary and $3,846 pay in lieu of notice.

In addition to the benefits listed above, certain NEOs have pension benefits and nonqualified deferred compensation plan benefits that would have become payable had the NEOs incurred terminations of employment (for any reason) on December 31, 2025. These benefits are fully disclosed earlier in this Proxy Statement under the headings “Pension Benefits” and “Nonqualified Deferred Compensation.” Had our NEOs incurred terminations of employment on December 31, 2025, the forms and amounts of any such payments or benefits would not have been enhanced and there would have been no vesting or other accelerations in connection with such terminations of employment, other than indicated in note (3) above with regards to Mr. Gatti. As of December 31, 2025, all of our NEOs with the exception of Mr. Gatti, had fully non-forfeitable interests in any such pension benefits and nonqualified deferred compensation plan benefits without regard to the occurrence of their terminations of employment and/or a change in control.

CEO Pay Ratio Disclosure

Provisions of the Dodd-Frank Act and regulations that were amended pursuant thereto (the “Pay Ratio Rule”) require U.S. public companies to disclose the ratio of their CEO’s compensation to that of their median employee. The Pay Ratio Rule permits a company to identify the “median employee” once every three years, so long as there have been no changes in the Company’s employee population or employee compensation arrangements that would result in a significant change to the Company’s pay ratio disclosure. Our ending fiscal year 2025 headcount remained comparable with our employee population over the previous fiscal period, and we did not undertake significant changes to executive or employee compensation arrangements during 2025. The median employee identified for the 2023 fiscal year pay ratio calculations had similar and consistent compensation during fiscal year 2025; therefore, the same median employee used for the fiscal year 2023 pay ratio calculations was used for the fiscal year 2025 pay ratio calculation, as permitted by the Pay Ratio Rule.

We have estimated the median of the 2025 annual total compensation of our employees, excluding our CEO, to be $68,720. The 2025 annualized total compensation of our Chairman, CEO and President, Lorenzo Simonelli, was $21,363,825. The ratio of the annualized total compensation of Mr. Simonelli to the estimated median of the annual total compensation of our employees was 310 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

66 2026 Proxy Statement

Executive Compensation

Pay versus Performance
In this section, we are including the required disclosure for pay versus performance as defined by the SEC for our principal executive officer (“PEO”) and
Non-
PEO
NEOs and Company performance for the fiscal years listed below.

					Value of Initial Fixed $100 Investment Based On: (3)

Year (1)	Summary Compensation Table Total PEO	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non- PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (2)	Baker Hughes TSR	OSX Index TSR	Net Income (Loss) $MM	Adjusted EBITDA (4) $MM

2025	$21,363,825	$33,415,063	$4,933,143	$2,459,788	$248	$165	$2,588	$4,820

2024	$19,897,221	$43,208,733	$5,012,487	$8,757,543	$219	$164	$2,979	$4,591

2023	$22,186,164	$28,115,147	$5,292,423	$5,564,396	$178	$189	$1,943	$3,763

2022	$16,091,588	$14,511,432	$6,533,381	$5,987,467	$150	$189	$(601)	$2,981

2021	$15,646,452	$21,790,884	$5,751,387	$7,226,540	$119	$119	$(219)	$2,681

(1)	For fiscal years 2025, 2024, 2023, 2022 and 2021, Mr. Simonelli was the PEO for the Company.

(2)
Compensation Actually Paid (“CAP”) is the Summary Compensation Table (“SCT”) total value for the period shown with adjustments for equity awards and pension (as described in more detail in the reconciliation table for our PEO and non-PEOs
below). CAP reflects equity awards based on the
mark-to-market
valuation under ASC Topic 718: Compensation — Stock Compensation for each period in the above table. Pension values for CAP reflect the pension service cost as used in the financial statements for each period shown in the above table.

(3)
The Company calculates TSR with a base investment of $100 in a manner consistent with the stock performance graph disclosure requirements
under Item 201(e) of Regulation
S-K
and is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each 2025, 2024, 2023, 2022 and 2021, respectively. The peer group used for comparison for each of the fiscal years 2025, 2024, 2023, 2022 and 2021 is the Philadelphia Oil Service (“OSX”) Index.

(4)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and
Non-PEO
NEOs in 2025. Adjusted EBITDA is a key measure in our Short-Term Incentive Plan and influences payouts across our compensation programs. Adjusted EBITDA is a non-GAAP
measure. A reconciliation of GAAP to
non-GAAP
measures is included in the Proxy Statement in Annex A.

The PEO Summary Compensation Table to CAP reconciliation is summarized in the following table:

Year	SCT Total for PEO	Minus SCT Change in Pension Value for PEO	Plus Pension Value Service Cost (1)	Minus SCT Equity for PEO	Plus EOY* Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Change from BOY* to EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY	Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year	Plus (Minus) Change in Fair Value from BOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year	Minus Fair Value at BOY of Awards Granted in Prior Year that were Forfeited During the Fiscal Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	PEO CAP

2025	21,363,825	911,327	—	13,310,819	13,843,791	3,431,639	—	8,997,953	—	—	33,415,063

2024	19,897,221	(171,000)	—	12,425,422	21,433,752	5,332,118	—	8,800,064	—	—	43,208,733

2023	22,186,164	992,907	—	12,588,972	15,121,517	2,022,918	—	2,366,427	—	—	28,115,147

2022	16,091,588	—	—	12,056,262	11,277,242	149,308	—	(950,444)	—	—	14,511,432

2021	15,646,452	—	—	10,856,292	13,182,502	2,328,558	—	1,489,664	—	—	21,790,884
*“EOY” = End of Year, “BOY” = Beginning of Year

67

Executive Compensation

The Average Other NEOs Summary Compensation Table to CAP reconciliation is summarized in the following
table:

Year	SCT Total for Average Other NEOs	Minus SCT Change in Pension Value for Average Other NEOs	Plus Pension Value Service Cost (1)	Minus SCT Equity for Average Other NEOs	Plus EOY Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Change from BOY to EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY	Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year	Plus (Minus) Change in Fair Value from BOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year	Minus Fair Value at BOY of Awards Granted in Prior Year that were Forfeited During the Fiscal Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Other NEOs CAP

2025 (1)	4,933,143	38,047	—	2,952,804	1,615,144	274,199	86,076	892,479	(2,350,402)	—	2,459,788

2024 (2)	5,012,487	514	—	2,625,312	4,416,916	1,390,290	—	563,677	—	—	8,757,543

2023 (3)	5,292,423	43,117	—	2,641,397	2,765,060	360,489	—	248,028	(417,089)	—	5,564,396

2022 (4)	6,533,381	—	—	4,542,718	4,004,019	104,392	—	(111,607)	—	—	5,987,467

2021 (5)	5,751,387	—	—	2,678,371	3,247,540	540,265	—	365,719	—	—	7,226,540

(1)	The average CAP for 2025 comprised of compensation for Mr. Moghal, Ms. Borras, Mr. Gatti, Ms. Magno, Ms. Buese and Mr. Ramaswamy.

(2)	The average CAP for 2024 comprised of compensation for Ms. Buese, Ms. Borras, Mr. Ramaswamy, and Ms. Magno.

(3)	The average CAP for 2023 comprised of compensation for Ms. Buese, Ms. Borras, Mr. Ramaswamy, Mr. Apostolides, Mr. Christie, and Ms. Jones.

(4)	The average CAP for 2022 comprised of compensation for Mr. Worrell, Ms. Buese, Ms. Borras, Mr. Christie, and Mr. Saunders.

(5)	The average CAP for 2021 comprised of compensation for Mr. Worrell, Ms. Borras, Mr. Christie, and Mr. Saunders.
In addition to the tabular disclosure above, the following is an unranked list of the most important performance measures that link Compensation Actually Paid to Company performance.

Most Important Performance Measures

Adjusted EBITDA

FCF

ROIC

Relative TSR

68 2026 Proxy Statement

Executive Compensation

Pay versus Performance CAP Comparisons
Each of the following charts shows the relationship between CAP and the required performance measures in the tabular disclosure; Baker Hughes TSR (value of initial fixed $100 investment), Net Income (loss), and Adjusted EBITDA (Company Selected Measure). The first chart shows the relationship between Baker Hughes TSR and its peer group TSR (value of initial fixed $100 investment). The Human Capital and Compensation Committee does not use Net Income as a standalone metric to directly determine pay outcomes. Instead, the Committee believes that Adjusted EBITDA better reflects the Company’s performance and aligns executives’ interests with shareholders’ interests as it relates to the Company’s strategic priorities.

CAP vs. TSR 2021-2025
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2021
2022
2023
2024
2025
$21.8
$7.2
$14.5
$6.0
$28.1
$5.6
$43.2
$8.8
$33.4
$2.5
$119
$150
$178
$219
$248
$119
$189
$189
$164
$165
CAP to CEO
Other NEOs
BKR TSR
Peer TSR

CAP vs. Net Income (Loss) 2021-2025
GAAP Net Income (Loss) ($B)
Compensation Actually Paid ($ Mil.)
$3
$2
$1
$0
-$1
-$2
-$3
-$4
-$5
-$6
-$7
-$8
-$9
-$10
$52
$48
$44
$40
$36
$32
$28
$24
$20
$16
$12
$8
$4
$0
-$0.22
-$0.60
$1.94
$2.98
$2.59
$21.8
$7.2
$14.5
$6.0
$28.1
$5.6
$43.2
$8.8
$33.4
$2.5
2021
2022
2023
2024
2025
CAP to CEO
Other NEOs
Net Income

69

Executive Compensation

CAP vs. Adjusted EBITDA 2021-2025
Annual Adjusted EBITDA ($B)
Compensation Actually Paid ($ Mil.)
$0
$1
$2
$3
$4
$5
$0
$10
$20
$30
$40
$50
$2.68
$2.98
$3.76
$4.59
$4.82
$21.8
$7.2
$14.5
$6.0
$28.1
$5.6
$43.2
$8.8
$33.4
$2.5
2021
2022
2023
2024
2025
CAP to CEO
Other NEOs
EBITDA

70 2026 Proxy Statement

Executive Compensation

Human Capital and Compensation Committee Interlocks and Insider Participation

From January 1, 2025 until May 19, 2025, the members of the Human Capital and Compensation Committee consisted of Mmes. Carroll (Chair), Edwards and Elsenhans, Mr. Al Gudaimi, and Dr. Sohi. Since May 20, 2025, the Human Capital and Compensation Committee consisted of Mmes. Carroll (Chair) and Edwards and Messrs. Al Gudaimi and Rice. During 2025, none of the members of the Human Capital and Compensation Committee served as an officer or employee of the Company or was formerly an officer of the Company. During 2025, neither Ms. Edwards, Mr. Al Gudaimi, nor Dr. Sohi had any relationship requiring disclosure under Item 404 of Regulation S-K concerning transactions with related persons, but such disclosure has been made with respect to the son of Ms. Carroll. During 2025, none of the Company’s executive officers served as a member of a compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Company’s Board or Human Capital and Compensation Committee.

71

Proposal 2

Advisory Vote related to the Company’s Executive Compensation Program

The Board of Directors recommend that you vote FOR the compensation programs of the NEOs on an advisory basis

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company.

In the 2025 proxy advisory vote, 92.9% of the voted shares supported the compensation of our named executive officers.

The Human Capital and Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal.

We believe that our compensation policies and decisions are focused on pay-for-performance principles, as well as being strongly aligned with the long-term interests of our shareholders and being competitive in the marketplace. As discussed previously in the CD&A, the Company’s principal compensation policies, which enable the Company to attract and retain strong and experienced executive officers, include:

•	providing a significant percentage of total compensation that is variable because it is at-risk, and based on predetermined performance criteria;

•	requiring significant stock holdings to align the interests of executive officers with those of shareholders;

•	designing competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executive officers; and

•	setting compensation and incentive levels that reflect competitive market practices.

We are asking our shareholders to indicate their support for our NEO compensation program as described in this Proxy Statement. This is an advisory vote to approve NEO compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, we ask our shareholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative disclosures.”

The Board has adopted a policy to provide for annual say on pay votes.

72 2026 Proxy Statement

Audit Committee Report

The Audit Committee assists the Board in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, the performance of the Company’s internal audit function, and the review and pre-approval of the current year audit and non-audit services. In addition, the Audit Committee oversees the Company’s risk management and compliance programs relating to legal and regulatory requirements. The Audit Committee also is responsible for the selection and hiring of the Company’s independent registered public accounting firm. To promote independence of the audit, the Audit Committee consults separately and jointly with the Company’s independent registered public accounting firm, the internal auditors, and management.

During the year ended December 31, 2025, the Audit Committee held four meetings and otherwise met and communicated with management and with KPMG LLP (“KPMG”), the Company’s Independent Registered Public Accounting Firm for 2025.The Audit Committee discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (“SEC”), including information regarding the scope and results of the audit and other matters required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit Committee also discussed with KPMG its independence from the Company and received the written disclosures and the letter from KPMG concerning independence as required by the PCAOB Ethics and Independence Rule 3526 “Communication with Audit Committees Concerning Independence.” In considering KPMG’s independence, the Audit Committee noted that KPMG only provided to the Company audit and audit related services and certain assurance and attestation services, including readiness assessments, and no tax services.

The Audit Committee reviewed and discussed with management the Company’s financial results prior to the release of earnings. In addition, the Audit Committee reviewed and discussed with management, the Company’s internal auditors, and KPMG, the interim financial information included in the March 31, 2025, June 30, 2025, and September 30, 2025 Form 10-Qs prior to their being filed with the SEC. The Audit Committee also reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2025 (the “Audited Financial Statements”) with management, the Company’s internal auditors, and KPMG. KPMG informed the Audit Committee that the Company’s Audited Financial Statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America. KPMG also informed the Audit Committee that the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee also monitored and reviewed the Company’s procedures and policies relating to the requirements of Section 404 of the Sarbanes Oxley Act and related regulations.

Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board, and the Board approved, that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Mohsen M. Sohi, Chair

Abdulaziz M. Al Gudaimi

Cynthia B. Carroll

Shirley A. Edwards

73

Fees Paid to KPMG LLP

The Audit Committee appointed KPMG as the Company’s independent registered public accountant to audit the financial statements of the Company and its consolidated subsidiaries for the fiscal years ended on December 31, 2025 and December 31, 2024.

KPMG billed or will bill the Company or its subsidiaries for the aggregate fees set forth in the table below for services provided related to fiscal years 2025 and 2024. The following table presents fees for professional audit services rendered by KPMG for the audit of the annual consolidated financial statements and statutory financial statements of the Company for the years ended December 31, 2025 and December 31, 2024 and fees billed for other services rendered by KPMG during those periods. All fees were approved by the Audit Committee pursuant to its pre-approval policy.

KPMG (in millions)	2025	2024

Audit fees (1)	$24.5	$23.7

Audit-related fees (2)	7.4	0.6

Tax fees	—	—

All other fees (3)	0.3	0.1

Total	$32.2	$24.3

The amounts reflected in the totals may not add up to the values in the individual columns due to rounding.

(1)

Audit fees include fees related to the audit of the Company’s annual financial statements, the audit of the effectiveness of the Company’s internal controls over financial reporting and the reviews of the Company’s quarterly financial statements. This category also includes audits of many of our subsidiaries to comply with statutory requirements in foreign countries.

(2)

Audit-related fees are primarily for professional services not directly related to the Company’s annual financial statements, including audits of the financial statements of a carve-out entity or a business, sustainability assurance and other attestation services.

(3)	All other fees includes other assurance and attestation services, including readiness assessments.

Pre-approval policies and procedures

The Audit Committee has the sole authority and responsibility to select, evaluate, compensate, and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attestation services for the Company (including resolution of disagreements between management and the auditor regarding financial reporting). The independent auditor and each such registered public accounting firm reports directly to the Audit Committee. The Audit Committee also has the sole authority to approve all audit engagement fees and terms and the Audit Committee, or the chair of the Audit Committee, must pre-approve any audit and non-audit service provided to the Company by the Company’s independent auditor. All of the services and related fees described above under “audit fees,” “audit-related fees,” “tax fees,” and “all other” were approved by the Audit Committee pursuant to Section 202 of the Sarbanes-Oxley Act.

74 2026 Proxy Statement

Proposal 3

Ratification of the Company’s Independent Registered Public Accounting Firm

The Board of Directors recommend that you vote FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2026.

The Audit Committee has selected the firm of KPMG LLP as our independent registered public accounting firm to audit the Company’s books and accounts for the year ending December 31, 2026. KPMG LLP served as our Independent Registered Public Accounting Firm for fiscal year 2025. While the Audit Committee is responsible for the selection, evaluation, compensation, and oversight of the independent registered public accounting firm, we are requesting, as a matter of good corporate governance, that the shareholders ratify the appointment of KPMG LLP as our principal independent registered public accounting firm. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP and may retain that firm or another without re-submitting the matter to our shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our shareholders.

KPMG LLP’s representatives will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our shareholders.

75

Proposal 4

Approval of the Baker Hughes Company 2026 Long-Term Incentive Plan

The Board of Directors recommend that you vote FOR the approval of the Baker Hughes Company 2026 Long-Term Incentive Plan.

The Baker Hughes Company 2026 Long-Term Incentive (the “2026 LTIP”) was adopted by the Board on March 28, 2026, subject to approval by the shareholders of the Company. The 2026 LTIP is intended to enable us to provide a means to continue to attract and retain employees and non-employee directors and to help promote a pay-for-performance linkage for such persons. A further purpose of the 2026 LTIP is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth. The 2026 LTIP authorizes the grant and issuance of awards that may take the form of stock options, stock appreciation rights (“SARs”), restricted stock, stock units, performance-based awards, other stock-based awards, cash-based awards and dividend equivalents. You are being asked to approve the adoption of the 2026 LTIP.

The 2021 LTIP has a remaining balance of 15,261,412 shares available for the issuance of new awards as of March 16, 2026. Currently, the 2021 LTIP is the only plan under which we can grant equity-based awards. If the 2026 LTIP is approved, it will be effective on the date of the Annual Meeting, and no further awards will be granted under the 2021 LTIP. The maximum aggregate number of shares that would be reserved and available for delivery for awards granted under the 2026 LTIP will be equal to (i) 9,500,000 shares, less (ii) one share for every one share granted under the 2021 LTIP after March 16, 2026, plus (iii) the number of shares that remain available for future awards under the 2021 LTIP as of March 16, 2026 (collectively, the “Plan Share Reserve”), subject to certain equitable adjustments and share counting adjustments, each as described in the 2026 LTIP and below. Each award granted under the 2026 LTIP will reduce the Plan Share Reserve by the number of shares underlying the award.

Reasons the Board Recommends Voting For Approval of the Adoption of the 2026 LTIP

The Board believes that encouraging our employees and non-employee directors to own shares of our Common Stock fosters broad alignment between the interests of our employees and directors and the interests of our shareholders. We believe the 2026 LTIP, including the maximum number of shares available for awards thereunder, is necessary to ensure that we have adequate capacity to continue to attract and retain talented employees and non-employee directors. We believe that this number represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are an important component of our overall compensation program.

Compensation and Governance Best Practices

The 2026 LTIP includes certain compensation and governance best practices, with some of the key features as follows:

•

Stock Options and Stock Appreciation Rights Granted at No Less than Fair Market Value. The exercise price for stock options and SARs granted under 2026 LTIP must equal or exceed the underlying stock’s fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions;

•	Prohibition on Repricing. The 2026 LTIP expressly states that stock options and SARs may not be “repriced” without shareholder approval;

•

Prohibition on Liberal Recycling for Appreciation Awards. Shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to any option or SAR do not become available for issuance as future awards under the 2026 LTIP;

•

Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards. Dividends or dividend equivalents credited or payable in connection with an award under the 2026 LTIP that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests;

•	Limit on Non-Employee Director Compensation. The 2026 LTIP contains an annual limit on total compensation paid and granted to each non-employee director;

•	No Single Trigger Equity Acceleration. Upon a change of control of the Company, there is no automatic acceleration of equity awards (no “single trigger”) under the 2026 LTIP;

•	No Liberal Change in Control Definition. The 2026 LTIP does not include a “liberal” change in control definition (i.e., mergers require actual consummation);

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Proposal 4 Approval of the Baker Hughes Company 2026 Long-Term Incentive Plan

•

No Change in Control/280G Tax Gross-Ups. The 2026 LTIP does not provide for any excise tax gross-up payments or “parachute payments,” and as a general business matter, the Company does not provide for such gross-ups in other arrangements;

•	Clawback Policy. Awards granted under the 2026 LTIP are subject to the terms of the Company’s Recovery of Compensation Policy, as described in more detail in the CD&A portion of this proxy statement;

•	Transfer Restrictions. The 2026 LTIP contains robust transfer restrictions; and

•

Fixed Term and Fixed Share Authorization. The 2026 LTIP has a term of ten years and no evergreen feature (i.e., the amount of shares authorized is fixed and can only be increased with shareholder approval).

Matters Considered by the Board With Respect to the Number of Shares Available for Issuance Under the 2026 LTIP

The 2026 LTIP authorizes a maximum aggregate number of shares to be reserved for issuance of equity-based awards equal to (i) 9,500,000 shares, less (ii) one share for every one share granted under the 2021 LTIP after March 16, 2026, plus (iii) the number of shares that, as of March 16, 2026, remain available for future awards under the 2021 LTIP, subject to certain adjustments as set forth in the 2026 LTIP. We believe the current number of shares available for grant under the 2021 LTIP is insufficient and will harm our ability to attract and retain qualified employees and directors. Further, we believe that the additional shares, under these circumstances, represent a reasonable amount of potential equity dilution and allows the Company to recruit, motivate, and retain talented employees and directors who will help us achieve our business goals, including creating long-term value for our shareholders.

The following table sets forth certain information about the 2026 LTIP, equity awards that are outstanding under the 2021 LTIP, the Baker Hughes 2017 Long-Term Incentive Plan, the Amended and Restated Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan, and the Amended and Restated Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan (collectively, the “Prior LTIPs”), in all cases as of March 16, 2026:

Total number of shares that will be authorized for future grant after shareholder approval of the 2026 LTIP (1)	24,761,412

Number of shares relating to outstanding stock options under the Prior LTIPs	426,736

Number of shares outstanding relating to awards of restricted stock, restricted stock units, and stock settled performance units (2)	15,614,229

Weighted average remaining term of outstanding options under Prior LTIPs	1.82 years

Weighted average exercise price of outstanding options under Prior LTIPs	$34.77

(1)

The authorization will also be reduced by the number of shares granted under the 2021 LTIP between March 16, 2026 and the date of shareholder approval of the 2026 LTIP, subject to certain equitable and share counting adjustments.

(2)	Outstanding stock-settled performance units are reflected at target.

Potential Dilution; Burn Rate

When considering the number of additional shares proposed to be made available for grant under the 2026 LTIP, the Human Capital and Compensation Committee reviewed, among other things, the potential dilution to our shareholders as measured by the burn rate. The following table sets forth information regarding historical equity awards for the last three fiscal years and the corresponding burn rate, which is defined as the number of stock-settled, time-vested equity awards granted, and performance-based equity awards earned in a year, divided by the weighted average number of common shares outstanding for that year.

	2025	2024	2023	3-Year Average

Stock Options/SARs Granted	—	—	—	—

Stock-Settled Time-Vested Restricted Shares/Units Granted (1)	4,372,000	6,724,000	6,404,000	5,833,333

Stock-Settled Performance-Based Shares/Units Earned (1)(2)	1,328,000	984,000	827,000	1,046,333

Weighted-Average Basic Common Shares Outstanding (1)	988,000,000	994,000,000	1,008,000,000	996,666,667

Burn Rate	0.58%	0.78%	0.72%	0.69%

(1)	Amounts reported for 2025, 2024, and 2023 have been rounded to the nearest thousand.
(2)	With respect to performance units, we calculate the burn rate based on the applicable number of shares earned each year.

Approval of the 2026 LTIP

If the shareholders approve the 2026 LTIP, it will be effective on the date of the Annual Meeting. The purposes of the 2026 LTIP are (1) to encourage selected employees and directors to acquire a proprietary interest in the growth and performance of the Company, (2) to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and (3) to enhance the ability of the Company to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company will depend.

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Proposal 4 Approval of the Baker Hughes Company 2026 Long-Term Incentive Plan

Description of the 2026 LTIP

The principal provisions of the 2026 LTIP are summarized below. This summary is not a complete description of the 2026 LTIP. For additional information not contained in this summary, you are urged to read the full text of the 2026 LTIP, attached as Annex B to this Proxy Statement.

Eligibility. All employees of the Company and its subsidiaries and directors of the Company will be eligible to participate in the 2026 LTIP. If the 2026 LTIP were in effect as of March 16, 2026, approximately 23,200 employees would be eligible to be selected by the Human Capital and Compensation Committee for awards under the 2026 LTIP. All non-employee directors of the Company would be eligible to participate in the 2026 LTIP. Currently, there are 8 non-employee directors of the Company.

Basis of Participation. The basis of participation in the 2026 LTIP is the Human Capital and Compensation Committee’s decision, in its sole discretion, that an award to an eligible participant will further the 2026 LTIP’s purposes, which are described above. In exercising its discretion, the Human Capital and Compensation Committee will consider the recommendations of management and the purposes of the 2026 LTIP.

Administration. The 2026 LTIP will be administered by the Human Capital and Compensation Committee of the Board of Directors. To the extent necessary to comply with applicable regulatory regimes, any action by the Human Capital and Compensation Committee will require the approval of Human Capital and Compensation Committee members who are “non-employee directors” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Human Capital and Compensation Committee has the authority to make any determination or take any action that it deems necessary or desirable to administer the 2026 LTIP and also has the sole discretion to interpret the 2026 LTIP and all award agreements. With limited exceptions, the Human Capital and Compensation Committee can delegate its authority under the 2026 LTIP to the Human Capital and Compensation Committee chair, a subcommittee, or to the Company officers or managers. The Human Capital and Compensation Committee may not delegate to officers or managers of the Company its authority to grant awards and to cancel or suspend awards for executive officers and directors of the Company who file reports under Section 16 of the Exchange Act. The Governance & Corporate Responsibility Committee will administer the 2026 LTIP as it relates to director compensation.

Shares of Common Stock Available for Awards. If the 2026 LTIP is approved, subject to adjustment as described in the 2026 LTIP and below, the maximum aggregate number shares of Common Stock to be authorized for issuance under the 2026 LTIP will be equal to (i) 9,500,000 shares, less (ii) one share for every one share granted under the 2021 LTIP after March 16, 2026, plus (iii) the number of shares of stock that, as of March 16, 2026, remain available for future awards under the 2021 LTIP (15,261,412 shares). Shares of Common Stock delivered pursuant to an award may consist of authorized and unissued shares or treasury shares. As of March 16, 2026, the fair market value of a share of our Common Stock was $55.19.

If (i) any shares subject to an award under the 2026 LTIP are forfeited, an award expires or otherwise terminates without issuance of shares, or an award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such award, or (ii) any shares subject to an award under any Prior LTIP are forfeited, an award under any Prior LTIP expires or otherwise terminates without issuance of such shares, or an award under any Prior LTIP is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the shares subject to such award, then in each such case the shares subject to the award or award under the Prior LTIP shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the shares available for grant under the 2026 LTIP on a one-for-one basis.

In the event that withholding tax liabilities arising from an award other than an option or SAR or an award other than an option or SAR under any Prior LTIP are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the shares available for awards under the 2026 LTIP on a one-for-one basis. Notwithstanding anything to the contrary contained herein, the following shares shall not be added to the shares authorized for grant under the 2026 LTIP: (i) shares tendered by the Participant or withheld by the Company in payment of the purchase price of an option or an option under any Prior LTIP, (ii) shares tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to options or SARs or options or stock appreciation rights under any Prior LTIP, (iii) shares subject to a SAR or a stock appreciation right under the Prior LTIP that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options or options under any Prior LTIP.

Summary of Award Types

•

Stock Options and Stock Appreciation Rights. The maximum term for either stock options or SARs is ten years. Options may be either nonqualified stock options or incentive stock options. The Human Capital and Compensation Committee will establish the vesting schedule and the method for paying the exercise price of these awards. The aggregate number of shares available under the 2026 LTIP will be available for delivery pursuant to the exercise of incentive stock options.

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Proposal 4 Approval of the Baker Hughes Company 2026 Long-Term Incentive Plan

•

Restricted Stock and Restricted Stock Units. The Human Capital and Compensation Committee will establish the applicable restrictions (including limitations on voting and dividend rights) and vesting schedule of these awards.

•

Performance Awards. These awards may be denominated in either cash or shares of Common Stock and are subject to the achievement of performance goals over set performance periods, as established by the Human Capital and Compensation Committee.

•

Other Stock Other Stock-Based or Cash-Based Awards. The Human Capital and Compensation Committee may grant other stock-based or cash-based awards, including deferred stock units, that are valued by reference to or denominated or payable in shares of Common Stock (in the case of stock-based awards) or denominated or payable in cash (in the case of cash-based awards), under such terms as it determines.

In addition, the Human Capital and Compensation Committee will determine (1) whether an award (other than a stock option or SAR) includes dividends or dividend equivalents; (2) what happens to an award if a participant terminates employment; and (3) whether shares of Common Stock issuable under an award are subject to additional restrictions. Awards are not transferable otherwise than by will or the laws of descent and distribution unless determined otherwise by the Human Capital and Compensation Committee. In no event may an award be transferred to a third party financial institution for value.

Dividends; Dividend Equivalents. Notwithstanding anything to the contrary in the 2026 LTIP, any dividends or dividend equivalents payable in connection with an award under the 2026 LTIP will be subject to the same terms and risks of forfeiture as the underlying award and will be paid out only when the underlying shares actually vest, are earned or are received under such awards.

Change in Control. In the event of a change in control (as defined in the 2026 LTIP), and except as otherwise set forth in an award agreement, the Human Capital and Compensation Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any award that is outstanding. Such actions may include, without limitation: (i) the acceleration of the vesting, settlement and/or exercisability of an award; (ii) the payment of a cash amount in exchange for the cancellation of an award; (iii) the cancellation of options and/or SARs without the payment of consideration therefor if the exercise price of such options and/or SARs equals or exceeds the price paid for a share in connection with the change in control; and/or (iv) the issuance of substitute awards that substantially preserve the value, rights, and benefits of any affected awards.

Clawback/Recoupment. All awards granted pursuant to the 2026 LTIP shall be subject to recoupment by the Company as may be required by (i) any recoupment, clawback, or similar policy adopted by the Company or the Board from time to time (including the Company’s Recovery of Compensation Policy), (ii) applicable law or (iii) the applicable listing standards of any national securities exchange on which the shares of Common Stock are listed.

Prohibition on Repricing. Except in connection with a corporate transaction or adjustment described in the 2026 LTIP, the terms of outstanding options or SARs that have an exercise or purchase price in excess of the fair market value of a share may not be amended to reduce the exercise or purchase price of such awards, and any such outstanding awards may not be exchanged for cash or property, or other awards, in each case unless approved by shareholders.

Per-Person Limitations on Grants to Non-Employee Directors. There will be an annual limit on director compensation set at $1,500,000 per director. This would include awards granted under the 2026 LTIP as well as cash or other compensation paid by the Company with respect to service as a director. In certain circumstances, the Governance & Corporate Responsibility Committee may make an exception and grant compensation above this limit (up to an additional $1,000,000).

Adjustments the Human Capital and Compensation Committee May Make.

•

Anti-Dilution Adjustments. In the event of certain corporate transactions affecting the Company’s outstanding Common Stock, such as a dividend, recapitalization, stock split, merger, consolidation, split-up, spin-off, or exchange of shares, the Human Capital and Compensation Committee will make such adjustments as it deems appropriate to prevent dilution or enlargement of plan benefits. This could include changes to the number and type of shares to be issued under the 2026 LTIP and outstanding awards, the exercise price of outstanding awards, and plan and per-person limits on the number of shares that can be granted.

•

Performance Criteria Adjustments. The Human Capital and Compensation Committee may adjust performance award criteria in recognition of unusual or infrequently recurring events affecting the Company or its financial statements or of changes in applicable laws, regulations, or accounting principles, or for other reasons in its sole discretion. In its sole discretion, the Human Capital and Compensation Committee may increase or, prior to a change in control, decrease amounts payable under performance awards to reflect such factors as the Human Capital and Compensation Committee deems relevant.

•

Acquisition-Related Adjustments. The Human Capital and Compensation Committee may also adjust award terms in connection with business acquisitions in which the Company assumes outstanding employee awards or the right to make future awards.

Amendment and Termination of LTIP. The Board may amend, alter, suspend, discontinue, or terminate the 2026 LTIP; provided, however, that, without the prior approval of the Company’s stockholders, no material amendment shall be made if stockholder approval is required by law, regulation, or stock exchange, and; provided further that no such amendment, alteration, suspension, discontinuation, or

79

Proposal 4 Approval of the Baker Hughes Company 2026 Long-Term Incentive Plan

termination shall be made without the approval of the stockholders of the Company that would:(i) increase the total number of shares of Common Stock or (ii) permit options, SARs, or other stock-based awards to be repriced, replaced, or exchanged.

Transferability. Any award to a participant under the 2026 LTIP is not transferable by the participant other than by will or the laws of descent and distribution, and must be exercisable, during the participant’s lifetime, only by the participant.

Summary of U.S. Federal Income Tax Consequences. The following summary of tax consequences to the Company and to the 2026 LTIP participants is intended to be used solely by shareholders in considering how to vote on this proposal and not as tax guidance or advice to participants in the 2026 LTIP. It relates only to U.S. federal income tax and does not address state, local, or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes.

•

Stock Options and SARs. The grant of an option or SAR will create no tax consequences for the participant or the Company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of an option other than an incentive stock option, a participant generally must recognize ordinary income equal to the fair market value of the shares of Common Stock acquired minus the exercise price. When disposing of shares of Common Stock acquired by exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares of Common Stock at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the shares of Common Stock minus the exercise price. Otherwise, a participant’s disposition of shares of Common Stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.

•

Restricted Stock. The grant of restricted stock will create no tax consequences for the participant unless the participant elects under Section 83(b) of the Internal Revenue Code to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted stock lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Upon a sale or other disposition of restricted stock with respect to which the participant has recognized ordinary income, the participant will recognize a capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant’s basis in such shares.

•

Restricted Stock Units. The grant of restricted stock units will create no tax consequences for the participant. Upon the settlement of the RSUs, the participant will recognize ordinary income equal to the fair market value of Common Stock received.

•

Other Stock-Based or Cash-Based Awards. Other awards under the 2026 LTIP generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares of Common Stock, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares of Common Stock, or other awards.

•

Company Deduction. Except as discussed below, the Company is generally entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options, SARs, or other awards, but not for amounts the participant recognizes as capital gain. Thus, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of Common Stock for the incentive stock option holding periods.

•

Impact of Section 162(m) Deduction Limitation. Notwithstanding anything to the contrary herein, pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to our “covered employees,” as that term is defined under Section 162(m) of the Internal Revenue Code.

80 2026 Proxy Statement

Proposal 4 Approval of the Baker Hughes Company 2026 Long-Term Incentive Plan

Plan Benefits

The benefits that will be awarded or paid under the 2026 LTIP are not currently determinable. Awards granted under the 2026 LTIP are within the discretion of the Human Capital and Compensation Committee, and the Human Capital and Compensation Committee has not determined future awards or who might receive them.

The following table sets forth certain information as of December 31, 2025 concerning the shares of our Common Stock that may be issued under any form of award granted under our equity compensation plans in effect as of December 31, 2025 (including upon the exercise of stock options, the vesting of awards of restricted stock units, or when performance units are earned, and related dividend equivalents have been granted).

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (b))

	(a) (1)	(b) (2)	(c)

Equity compensation plans approved by security holders	12,245,020	$35.05	17,563,029

Equity compensation plans not approved by security holders	—	—	—

Employee Stock Purchase Plan	384,465	$40.07	5,292,997

Total	12,629,485	$35.20	22,856,026

Total shares outstanding as of December 31, 2025 was 986,814,888 shares of Common Stock.

(1)

This includes service-based vesting restricted stock units and performance units (at target) outstanding as of December 31, 2025. This also includes options outstanding under our nonqualified Employee Stock Purchase Plan as of December 31, 2025.

(2)	The weighted average exercise price does not take into account the restricted stock units and performance units outstanding as of December 31, 2025.

81

Proposal 5

Approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan

The Board of Directors recommend that you vote FOR the approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan.

The Amended and Restated Baker Hughes Company Employee Stock Purchase Plan (the “ESPP”) was approved by shareholders at the 2021 Annual Meeting. The ESPP has been available to employees to encourage and enable employees to acquire the Company’s Class A Common Stock at a favorable price and upon favorable terms in order to furnish an incentive to advance the best interests of the Company for the mutual benefit of the employees and the Company’s shareholders. The ESPP currently has 21.5 million shares authorized for issuance, with a remaining balance, as of March 16, 2026, of 4,908,532 shares to be issued. The ESPP is being presented to the shareholders for approval of an additional 9.5 million shares to be authorized for issuance, resulting in a total of 14,408,532 shares remaining available for issuance under the ESPP. If the shareholders approve the Second Amended and Restated ESPP, it will be effective as of the date of the Annual Meeting.

Reasons the Board of Directors Recommends Voting for the Approval of the Second Amended and Restated ESPP

The Board of Directors believes that encouraging the employees of the Company to purchase shares under the ESPP fosters broad alignment between the interests of employees and shareholders. The Board of Directors also believes that the ESPP helps us to attract, motivate, and retain talented, qualified employees and that the Second Amended and Restated ESPP is advisable to ensure that the Company has a sufficient number of shares of the Company’s Class A Common Stock available for issuance under the ESPP.

Potential Impacts of Approval of the Second Amended and Restated ESPP by the Shareholders

The Board of Directors believes that adopting the Second Amended and Restated ESPP to increase the number of shares available for issuance under the ESPP is in the best interest of the shareholders as the Board of Directors believes that continuing the ESPP would incentivize employees to work to achieve share price appreciation and would better enable the Company to attract and retain talented, qualified employees. Adopting the Second Amended and Restated ESPP would dilute the interests of shareholders as the number of shares outstanding would increase as a result of the adoption of the Second Amended and Restated ESPP.

Description of the Second Amended and Restated Employee Stock Purchase Plan

Although the ESPP provides for broad-based eligibility, the ESPP cannot satisfy the requirements of Section 423 of the Internal Revenue Code.

The following sections summarize the ESPP, as amended and are qualified by the full text of the Second Amended and Restated ESPP, which is included as Annex C to this Proxy Statement.

Purpose. The purpose of the ESPP is to provide eligible employees an opportunity to purchase shares of Class A Common Stock at a discount and thus develop a stronger incentive to work for the continued success of the Company.

Administration. The ESPP is administered by the Human Capital and Compensation Committee of the Board. The Human Capital and Compensation Committee has the power to interpret the ESPP and to adopt rules and guidelines for implementing the terms of the ESPP as it deems appropriate. Actions of the Human Capital and Compensation Committee may be taken by:

•	the Chair of the Human Capital and Compensation Committee;

•	a subcommittee, designated by the Human Capital and Compensation Committee;

•	the Human Capital and Compensation Committee but with one or more members abstaining or recusing themselves from acting on the matter, so long as two or more members remain to act on the matter; or

•

delegation to one or more officers or managers of the Company or a subsidiary, or a committee of such officers or managers whose authority is subject to such terms and limitations set forth by the Human Capital and Compensation Committee, and only with respect to employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

82 2026 Proxy Statement

Proposal 5 Approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan

Eligibility. Each employee of the Company or a participating subsidiary who is employed on the first day of an offering period is eligible to participate in that offering. However, the Human Capital and Compensation Committee, in its sole discretion, may determine to exclude any employee or group of employees from any offering due to administrative, financial, or local law considerations. Participation in the ESPP is voluntary. As of March 16, 2026, approximately 46,700 employees were eligible to participate in the ESPP.

Share Commitment. The aggregate number of shares of Class A Common Stock available for purchase under the ESPP is 4,908,532 shares, subject to adjustment in the event of certain corporate transactions (see “Adjustments” below); if the shareholders approve the Second Amended and Restated ESPP, the shares authorized for issuance will increase by 9,500,000 shares, for a total of 14,408,532 shares authorized for issuance under the ESPP. Any shares relating to options that lapse, are canceled or are otherwise not exercised by the final date for exercise will be available for future grants of options. We anticipate that this share commitment will be sufficient to operate the ESPP for six or seven years, although the actual period will depend on participation rates and the share prices on the exercise dates. As of March 16, 2026, the fair market value of a share of Class A Common Stock was $55.19.

Payroll Deductions. To participate in an offering, an employee must authorize deductions from his or her base compensation prior to the option grant date (which is the first day of the offering period). Unless the participant changes the rate of his or her payroll deductions, the payroll deductions will continue through the last pay date prior to the exercise date (which is the last trading day of the offering period). A participant may stop or decrease (but not increase) the payroll deductions during an offering period.

Accounts. All amounts deducted from a participant’s base compensation during an offering period will be credited to the participant’s account established for that period. No interest will be credited to the participant’s account at any time. The obligation of the Company and its subsidiaries to the participant for the account will be a general corporate obligation and will not be funded through a trust or secured by any assets that would cause the participant to be other than a general creditor of the Company and its subsidiaries.

Purchase of Shares. On the exercise date, the amount in the participant’s account will be used to purchase shares of Class A Common Stock at the applicable option price. The option price will equal 85 percent of the fair market value of a share of Class A Common Stock on the exercise date, unless the Human Capital and Compensation Committee establishes in writing a different option price for the offering period. The Human Capital and Compensation Committee may not establish a per share purchase price that is less than 85 percent of the fair market value of a share of Class A Common Stock on (a) the grant date or (b) the exercise date, whichever is lower.

Limits on Share Purchases. Unless the Human Capital and Compensation Committee determines otherwise for an offering, the maximum number of shares that a participant may purchase in an offering period is the lesser of 1,275 shares or shares having a fair market value of $3,000 on the grant date that may be purchased at the per share option price. In addition, no employee may purchase shares under the ESPP in any calendar year that have an aggregate fair market value (as of the grant date) that exceeds $12,000. These limitations are intended to ensure that the ESPP does not advantage executives over employees generally.

Offering Periods. Unless and until the Human Capital and Compensation Committee specifies different offering periods in writing, there will be four quarterly offering periods in a calendar year, each of which will begin on the first day of the quarter and end on the first business day after the last day of that quarter.

Adjustments. In the event of certain transactions (e.g. stock dividend, recapitalization, merger, consolidation, combination, or exchange of shares) as a result of which shares are issued in respect of the outstanding shares of Class A Common Stock, or the shares of Class A Common Stock are changed into the same or a different number of the same or another class of stock, the Human Capital and Compensation Committee will appropriately adjust:

•	the total number of shares of Class A Common Stock committed to the ESPP;

•	the number of shares of Class A Common Stock subject to each outstanding option;

•	the option price for each option; and/or

•	the consideration to be received on exercise of each option.

In addition, the Human Capital and Compensation Committee, in its sole discretion, will have authority to provide for:

•	the acceleration of the exercise date of outstanding options; or

•	the conversion of outstanding options into cash or other property to be received on the completion of the transaction.

Amendment of ESPP. The Human Capital and Compensation Committee has the right to modify, alter, or amend the ESPP at any time, or to suspend its operation for any period, as it deems advisable. However, no amendment or suspension will:

•	operate to reduce any amounts previously allocated to a participant’s account;

•	reduce a participant’s rights with respect to shares of Class A Common Stock previously purchased and held on the participant’s behalf under the ESPP; or

•	adversely affect any option a participant has outstanding under the ESPP without the participant’s agreement.

83

Proposal 5 Approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan

Any amendment changing the aggregate number of shares of Class A Common Stock committed to the ESPP, and any other change for which shareholder approval is required under regulations issued by the Department of Treasury or the listing rules of the New York Stock Exchange or any other stock exchange or national market system on which shares of Class A Common Stock are listed or quoted, must be approved by the shareholders of the Company.

Termination of Employment. Upon a participant’s termination of employment for any reason, including, but not limited to, retirement, death or disability, prior to the exercise date, any unapplied payroll deductions will be used to purchase shares of Class A Common Stock and contributions will not resume unless and until the participant again becomes an employee and enrolls in the ESPP.

Termination of ESPP. The Human Capital and Compensation Committee may terminate the ESPP at any time and for any reason. On any such termination, all outstanding options will, as determined by the Human Capital and Compensation Committee in its sole discretion:

•	terminate, and the amount allocated to each participant’s account will be refunded as soon as administratively feasible; or

•

a date established by the Human Capital and Compensation Committee that is on or before the date of such termination will be treated as the last day of the offering period, and all outstanding options will be exercisable on that date.

The ESPP will automatically terminate on the purchase by participants of all shares of Class A Common Stock committed to the ESPP, unless the number of shares committed is increased by the Human Capital and Compensation Committee and approved by the shareholders of the Company.

Change in Control. In the event of a change in control (as defined in the 2026 Long-Term Incentive Plan), the Human Capital and Compensation Committee, in its sole discretion, may provide for any of the following:

•	each option will be assumed or an equivalent option will be substituted by the acquirer in the change in control;

•

a date established by the Human Capital and Compensation Committee that is on or before the date of the change in control will be treated as the last day of the offering period, and all outstanding options will be exercisable on that date; or

•	all outstanding options will terminate, and the amount allocated to each participant’s account will be refunded as soon as administratively feasible.

Transferability. Any option granted to a participant under the ESPP is not transferable by the participant other than by will or the laws of descent and distribution, and must be exercisable, during the participant’s lifetime, only by the participant.

Summary of U.S. Federal Income Tax Consequences

The following summary of tax consequences to the Company and to ESPP participants is intended to be used solely by shareholders in considering how to vote on this proposal and not as tax guidance to participants in the ESPP. It relates only to U.S. federal income tax and does not address state, local, or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. Different tax rules may apply to specific participants and transactions under the ESPP, particularly in jurisdictions outside the United States.

The grant of an option generally will result in no tax consequences for the participant or the Company. On exercise of an option, a participant generally must recognize ordinary income equal to the fair market value of the shares of Class A Common Stock acquired minus the option exercise price. A participant’s disposition of shares of Class A Common Stock acquired on exercise of an option generally will result in only capital gain or loss. The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by a participant in connection with an option, but not for amounts the participant recognizes as capital gain. Notwithstanding anything to the contrary herein, pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to our “covered employees,” as that term is defined under Section 162(m) of the Internal Revenue Code.

Future Plan Benefits

Because benefits under the ESPP depend on employees’ elections to participate in the ESPP and the fair market value of the shares of Class A Common Stock on future exercise dates, it is not possible to determine future benefits that will be received by executive officers and other employees under the ESPP.

84 2026 Proxy Statement

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baker Hughes Company, a Delaware corporation, to be voted at the Annual Meeting scheduled to be held on May 19, 2026 and at any and all reconvened meetings after adjournments thereof. It is possible that an adjournment or postponement may be necessary due to a national emergency that makes us unable to hold the meeting on the date as planned.

Information About the Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations of the SEC, we furnish to our shareholders proxy materials, including our 2025 Annual Report, on the Internet. On or about March 31, 2026, we will send electronically an Annual Meeting package personalized with profile and voting information (“Electronic Delivery”) to those shareholders that have previously signed up to receive their proxy materials via the Internet. On or about March 31, 2026, we will begin mailing a Notice of Internet Availability of proxy materials (the “E-Proxy Notice”) to those shareholders that previously have not signed up to receive their proxy materials on the Internet. If you received the E-Proxy Notice by mail, you will not automatically receive a printed copy of the proxy materials or 2025 Annual Report. If you received the E-Proxy Notice by mail and would like to receive a printed copy of our proxy materials or 2025 Annual Report, you should follow the instructions for requesting such materials included in the E-Proxy Notice.

Shareholders may sign up to receive future proxy materials and other shareholder communications electronically instead of by mail. In order to receive the communications electronically, you must have an e-mail account, access to the Internet through an Internet service provider, and a web browser that supports secure connections. Visit www.proxypush.com/bakerhughes for additional information regarding electronic delivery enrollment.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 19, 2026

This Proxy Statement and the 2025 Annual Report are available for Registered Holders (as defined below) at www.proxydocs.com/bakerhughes and the means to vote by Internet is available at www.proxypush.com/bakerhughes. Beneficial Holders (as defined below) should follow the instructions provided by their broker, bank, or other nominee to vote by Internet and access this Proxy Statement and the 2025 Annual Report.

Shareholder of Record; Shares Registered in Your Name

If on March 23, 2026 (the “record date”), your shares were registered directly in your name with our transfer agent, Computershare Shareowner Services LLC, you are considered a shareholder of record or “Registered Holder” with respect to those shares, and we sent the proxy materials directly to you. You may vote by proxy over the Internet, telephone, mail, or live during the live webcast of the Annual Meeting. Please refer to the specific voting instructions set forth in the proxy materials. The giving of a proxy will not affect your right to vote during the virtual audio meeting and will revoke your previous proxy.

Beneficial Owner; Shares Registered in the Name of the Broker, Bank, or Other Agent

If on March 23, 2026, your shares were held in “street name” in an account at a brokerage firm, bank, or other nominee holder, then you are considered the beneficial owner or “Beneficial Holder” of the shares, and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the Registered Holder for purposes of voting at the Annual Meeting. As the Beneficial Holder, you have the right to direct the organization on how to vote the shares held in your account. You may direct the vote of these shares by following the instructions on the voting form enclosed with the proxy materials from the bank or brokerage firm. Directing the voting of your shares will not affect your right to vote during the live webcast of the Annual Meeting; however, you must first request a legal proxy from your bank or brokerage firm. Requesting a legal proxy will automatically cancel any voting directions you have previously given with respect to your shares.

Voting

Shares for which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted FOR the election of each nominee listed herein as directors, FOR the advisory vote related to the Company’s executive compensation

85

General Information

program, FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026, FOR the approval of the Baker Hughes Company 2026 Long-Term Incentive Plan, and FOR the approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan. If any additional matter should be presented properly at the Annual Meeting, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

Proxies may be revoked at any time prior to the exercise thereof by filing with the Company’s Corporate Secretary, at the Company’s executive offices, a written revocation, or a duly executed proxy bearing a later date. The executive offices of the Company are located at 575 N. Dairy Ashford Road, Suite 100, Houston, Texas 77079. For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the Company’s executive offices by shareholders of record for proper purposes and will also be available electronically on the virtual meeting website for those attending the meeting.

Confidential Voting

The Company maintains voter confidentiality. Proxies and ballots of shareholders are kept confidential from the Company’s management and Board unless disclosure is required by law and in certain other limited circumstances. This practice further provides that employees may confidentially vote their Company shares and requires the appointment of an independent tabulator and Inspector of Election for the Annual Meeting.

Solicitation of Proxies

The Company will bear the cost of any solicitation of proxies, whether by Internet or mail. In addition to solicitation, certain directors, officers, and regular employees of the Company may, without extra compensation, solicit proxies in person, by telephone, or by electronic communication. The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies from shareholders of the Company for an anticipated fee of $12,500, plus out-of-pocket expenses.

Attendance

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will be conducted via live webcast. Only Registered Holders or Beneficial Holders of Common Stock may attend the virtual Annual Meeting. In order to attend, you must register in advance at www.proxydocs.com/bakerhughes. Upon completing your registration, you will receive further instructions via e-mail including your unique link that will allow you access to the meeting as well as instructions on how to submit questions.

Householding

We will only deliver one Proxy Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to: Baker Hughes Company, Attn: Corporate Secretary, 575 N. Dairy Ashford Road, Suite 100, Houston, Texas 77079, +1 713-439-8600. Shareholders may also address future requests for separate delivery of the Proxy Statement, or for delivery of a single copy where they are currently receiving multiple copies, by contacting us at the address or phone number listed above.

86 2026 Proxy Statement

Annual Report

The 2025 Annual Report, which includes audited financial statements for the fiscal year ended December 31, 2025, accompanies this Proxy Statement only if you have requested that a copy of this Proxy Statement be mailed to you. The 2025 Annual Report is also available electronically by following the instructions in the E-Proxy Notice, as described in the “Proxy Statement-Information About the Notice of Internet Availability of Proxy Materials” section of this Proxy Statement. However, the 2025 Annual Report is not part of the proxy soliciting information. In addition, a copy of our 2025 Annual Report is available in print at no cost to any shareholder that requests it by writing to us at Corporate Secretary, c/o Baker Hughes Company, 575 N. Dairy Ashford Road, Suite 100, Houston, Texas 77079.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, the sections of this Proxy Statement entitled “Human Capital and Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

The section titled “Directors, Executive Officers and Corporate Governance” of our Annual Report on Form 10-K filed on February 5, 2026 is incorporated by reference to this Proxy Statement.

Shareholder Proposals

Pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals intended for inclusion in our 2027 proxy statement and acted upon at the 2027 Annual Meeting must be received by us at our executive offices no less than 120 calendar days before the anniversary date of the proxy statement for the prior year’s Annual Meeting was made available to shareholders (i.e., December 1, 2026) to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Under the Bylaws, shareholder proposals intended to be presented at the 2027 Annual Meeting must be received by the Company no earlier than 120 days and no later than 90 days before the anniversary of the prior year’s Annual Meeting (i.e., no earlier than January 19, 2027 and no later than February 18, 2027) to be properly brought before the 2027 Annual Meeting. Such proposals should be mailed to the Company’s Corporate Secretary, c/o Baker Hughes Company, 575 N. Dairy Ashford Road, Suite 100, Houston, Texas 77079.

Nominations of directors by shareholders must be received by the Chairperson of the Governance & Corporate Responsibility Committee of the Company’s Board of Directors, 575 N. Dairy Ashford Road, Suite 100, Houston, Texas 77079 or the Corporate Secretary, c/o Baker Hughes Company, 575 N. Dairy Ashford Road, Suite 100, Houston, Texas 77079 no earlier than 120 days and no later than 90 days before the anniversary of the prior year’s Annual Meeting (i.e., no earlier than January 19, 2027 and no later than February 18, 2027) to be properly nominated before the 2027 Annual Meeting.

In order for any nomination to be included in the Company’s proxy card (the “universal proxy” as contemplated pursuant to Rule 14a-19 under the Exchange Act), the shareholder must satisfy the requirements set forth in the Bylaws and under Rule 14a-19 under the Exchange Act. In addition, the shareholder must give timely notice to the Corporate Secretary in accordance with the procedure set forth in the Bylaws, which requires that the Company receive the notice within the time period described herein for shareholder proposals that are intended to be presented at the 2027 Annual Meeting.

Other Matters

The Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should be presented properly, it is intended that proxies in the enclosed form will be voted in accordance with the discretion of the persons voting the proxies.

87

Voting Securities

The securities of the Company entitled to vote at the Annual Meeting consist of shares of its Common Stock, of which 991,757,347 shares were issued and outstanding at the close of business on March 23, 2026, the record date of the Annual Meeting. Only shareholders that hold shares at the close of business on the record date will be entitled to vote at the meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the meeting.

The presence in person or by proxy of the holders of a majority of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum to transact business at the Annual Meeting. Assuming a quorum is present, (i) the affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the election of each director nominee, and (ii) the affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter is required for the approval of the advisory vote related to the Company’s executive compensation program and the approval of the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2026. For the election of each director nominee, you may vote either For or Against a director nominee. Abstentions and broker non-votes will not be considered votes “FOR” or “AGAINST” a nominee and will have no effect on the outcome of the election of directors. Abstentions and broker non-votes have no effect on the approval of the advisory vote related to the Company’s executive compensation program, the approval of the ratification of KPMG LLP as the Company’s independent registered public accountant firm for the fiscal year 2026, the approval of the Baker Hughes Company 2026 Long-Term Incentive Plan, and the approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan.

Brokers, banks, or other nominees that hold shares of Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals under the Nasdaq rules when they have not received instructions from the beneficial owners, such as Proposal 3 (the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year 2026). If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals such as Proposal 1 (the election of directors), Proposal 2 (the advisory vote related to the Company’s executive compensation program), Proposal 4 (the approval of the Baker Hughes Company 2026 Long-Term Incentive Plan), and Proposal 5 (the approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan).

Forward-Looking Statements

This Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act (each a “forward-looking statement”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “project,” “foresee,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the period ended December 31, 2025 and those set forth from time to time in other filings with the SEC. The documents are available through the Company’s website at:

https://investors.bakerhughes.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.

88 2026 Proxy Statement

Annex A

Reconciliation of GAAP to Non-GAAP Financial Measures*

Baker Hughes Company presents its financial results in accordance with U.S. GAAP. However, management believes that additional non-GAAP measures are widely accepted financial indicators used by investors and analysts to analyze and compare companies on the basis of operating performance and liquidity, and that these measures may be used by investors to make informed investment decisions. The following tables reconcile our GAAP financial information with non-GAAP financial information used in this Proxy Statement.

The reconciliation of net income attributable to Baker Hughes Company (GAAP) to adjusted earnings before, interest, taxes, depreciation and amortization (“adjusted EBITDA”) (non-GAAP) and adjusted EBITDA margin (non-GAAP) for the years ended December 31, 2025 and 2024 are as follows:

	Year Ended December 31

(in millions)	2025	2024

Revenue	$27,733	$27,829

Net income attributable to Baker Hughes Company (GAAP)	$ 2,588	$ 2,979

Net income attributable to noncontrolling interests	36	29

Provision for income taxes	253	257

Interest expense, net	222	198

Depreciation & amortization	1,184	1,136

Restructuring	215	260

Inventory impairment	22	73

Change in fair value of equity securities	103	(367)

Transaction related costs	107	—

Other charges and credits	95	26

Adjusted EBITDA (non-GAAP)	$ 4,825	$ 4,591

Adjusted EBITDA margin (non-GAAP)(1)	17.4%	16.5%

(1)	Adjusted EBITDA margin (non-GAAP) is defined as Adjusted EBITDA (non-GAAP) divided by revenue.

The reconciliation of net income attributable to Baker Hughes Company (GAAP) to adjusted net income (non-GAAP) for the years ended December 31, 2025 and 2024 are as follows:

	Year Ended December 31

(in millions, except per share amounts)	2025	2024

Net income attributable to Baker Hughes Company (GAAP)	$2,588	$2,979

Restructuring	215	260

Inventory impairment	22	73

Change in fair value of equity securities	103	(367)

Transaction related costs	128	—

Other adjustments	93	73

Tax adjustments	(566)	(663)

Total adjustments, net of income tax	(5)	(623)

Less: adjustments attributable to noncontrolling interests	—	—

Adjustments attributable to Baker Hughes Company	(5)	(623)

Adjusted net income attributable to Baker Hughes Company (non-GAAP)	$2,583	$2,356

Denominator:

Weighted-average shares of Class A common stock outstanding diluted	994	1,001

Adjusted earnings per share—diluted (non-GAAP)	$ 2.60	$ 2.35

A-1

Annex A

The reconciliation of net cash flows from operating activities (GAAP) to free cash flow (non-GAAP) for the years ended December 31, 2025 and 2024 is as follows:

	Year Ended December 31

(in millions)	2025	2024

Net cash flows from operating activities (GAAP)	$ 3,810	$ 3,332
Add: cash used for capital expenditures, net of proceeds from disposal of assets	(1,078)	(1,075)

Free cash flow (non-GAAP)	$ 2,732	$ 2,257

*	Certain columns may not sum up due to the use of rounded numbers.

A-2 2026 Proxy Statement

Annex B

Baker Hughes Company

2026 Long-Term Incentive Plan

SECTION 1. ESTABLISHMENT, OBJECTIVES AND DURATION

(i)  Baker Hughes Company, a Delaware corporation (the “Company”), establishes the Baker Hughes Company 2026 Long-Term Incentive Plan (the “Plan”), to reward certain directors, corporate officers and employees of the Company and its Subsidiaries (as defined below) by enabling them to acquire cash and stock-based incentives.

(ii)  The Plan is effective as of the date on which the stockholders of the Company approve of the Plan (the “Effective Date”) and shall remain in effect as provided in SECTION 10. The adoption of the Plan is contingent upon the approval of the Plan by the Company’s stockholders.

SECTION 2. DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)  “Affiliate” means any entity which is a member of (i) the same controlled group of corporations within the meaning of Section 414(b) of the Code with the Company, or (ii) a trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Company.

(b)  “Assets” means assets of any kind owned by the Company, including securities of the Company’s direct and indirect subsidiaries and Affiliates.

(c)  “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock-Based Award, or Cash Award granted under the Plan.

(d)  “Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the Company as evidencing any Award granted under the Plan.

(e)  “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to those terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(f)   “Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(g)  “Cash Award” means an Award granted under SECTION 6(f)(ii) of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

(h)  “Cause” shall mean: (i) If the Participant is a party to a written agreement with the Company or an Affiliate or a Subsidiary and such agreement provides for a definition of Cause, the definition contained therein; (ii) If no such agreement exists: (A) the Participant’s material failure to perform his or her employment duties for the Company or an Affiliate or a Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness); (B) the Participant’s willful engagement in dishonesty, illegal conduct or gross misconduct, which is, in each case, materially injurious to the Company or the Affiliates or the Subsidiaries; (C) the Participant’s embezzlement, misappropriation or fraud, whether or not related to the Participant’s employment with the Company or the Affiliates or the Subsidiaries; (D) the Participant’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, if such felony or other crime is work-related, materially impairs the Participant’s ability to perform services for the Company or the Affiliates or the Subsidiaries or results in material harm to the Company or the Affiliates or Subsidiaries; or (E) any other act or omission that constitutes Cause, as determined in the reasonable, good faith discretion of the Committee.

(i)  “Change in Control” shall mean (except as specified otherwise in the Award) the occurrence of any of the following events:

(1)	the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;

(2)

the consummation of a Merger of the Company or an Affiliate of the Company with another Entity, unless the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger;

(3)

any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities;

B-1

Annex B

(4)	a sale, transfer, lease or other disposition of all or substantially all of the Company’s Assets is consummated (an “Asset Sale”), unless:

(A)

the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company immediately prior to such Asset Sale own, directly or indirectly, 50 percent or more of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of the Company’s Voting Securities immediately prior to such Asset Sale; or

(B)

the individuals who comprise the Board immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or

(5)	the complete liquidation and dissolution of the Company.

With respect to an Award that is subject to Section 409A and for which payment or settlement of the Award will accelerate upon a Change in Control, no event set forth herein will constitute a Change in Control for purposes of the Plan unless such event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Company’s assets” as defined under Section 409A.

(j)  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(k)  “Committee” shall mean a committee of the Board acting in accordance with the provisions of SECTION 3, designated by the Board to administer the Plan. To the extent necessary to comply with applicable regulatory regimes, any action by the Committee will require the approval of Committee members who are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. The Governance & Corporate Responsibility Committee is responsible for administering the Plan as it relates to any Award provided to a Director. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to SECTION 3(b).

(l)  “Data” shall have the meaning specified in SECTION 8(p).

(m)  “Director” shall mean any member of the Board who is not an Employee at the time of receiving an Award under the Plan.

(n)  “Dividend Equivalent” shall mean any right granted under SECTION 6(e) of the Plan.

(o)  “Effective Date” shall have the meaning specified in SECTION 1.

(p)  “Employee” shall mean any employee of the Company or of any Affiliate.

(q)  “Entity” means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.

(r)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act.

(s)  “Fair Market Value” shall mean, with respect to any Shares or other securities, the closing price of a Share on the date as of which the determination is being made or as otherwise determined in a manner specified by the Committee.

(t)  “Incentive Stock Option” shall mean an option granted under SECTION 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(u)  “Incumbent Director” means –

(1)	a member of the Board on the Effective Date; or

(2)	an individual-

(A)	who becomes a member of the Board after the Effective Date;

(B)

whose appointment or election by the Board or nomination for election by the Company’s stockholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and

(C)	whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

(v)  “Merger” means a merger, consolidation or similar transaction.

(w)  “Non-Qualified Stock Option” shall mean an option granted under SECTION 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(x)  “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

B-2 2026 Proxy Statement

Annex B

(y)  “Other Stock-Based Award” shall mean any right, including a deferred stock unit, granted under SECTION 6(f)(i) of the Plan.

(z)  “Participant” shall mean an Employee or Director designated to be granted an Award under the Plan.

(aa)  “Performance Award” shall mean any right granted under SECTION 6(d) of the Plan.

(bb)  “Performance Criteria” shall mean any quantitative and/or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company or any individual Participant during a Performance Period.

(cc)  “Performance Period” shall mean any period as determined by the Committee in its sole discretion.

(dd)  “Person” shall have the meaning ascribed to the term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof, except that the term shall not include (i) the Company or any of the Affiliates, (ii) a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company or any of the Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of those securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(ee)  “Prior Plans” means the Baker Hughes Company 2021 Long-Term Incentive Plan, Baker Hughes Company 2017 Long-Term Incentive Plan, the Amended and Restated Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan and the Amended and Restated Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan.

(ff)  “Restricted Stock” shall mean any award of Shares granted under SECTION 6(c) of the Plan.

(gg)  “Restricted Stock Unit” shall mean any right granted under SECTION 6(c) of the Plan that is denominated in Shares.

(hh)  “Shares” shall mean the Class A common shares, of the Company, $0.0001 par value, and such other securities as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under SECTION 4(b) of the Plan.

(ii)  “Specified Owner” means any of the following:

(1)	the Company;

(2)	an Affiliate of the Company;

(3)	an employee benefit plan (or related trust) sponsored or maintained by the Company or any of the Affiliates;

(4)

a Person to the extent the Person becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of the acquisition of securities directly from the Company and/or any Person which, directly or indirectly, controls, or is controlled by, or is under common control with, the Company; or

(5)

a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of the Company’s outstanding immediately prior to such Merger.

(jj)  “Stock Appreciation Right” shall mean any right granted under SECTION 6(b) of the Plan.

(kk)  “Subsidiary” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(ll)  “Substitute Award” shall mean, in connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, an Award granted in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate.

(mm)  “Voting Securities” means the outstanding securities entitled to vote generally in the election of directors or other governing body.

SECTION 3. ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any law or regulation in jurisdictions in which Participants will receive Awards.

(a)  Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

(i)	designate Participants;

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(ii)	determine the type or types of Awards to be granted to each Participant under the Plan and grant Awards to such Participants;

(iii)	determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)

determine the terms and conditions of any Award and of Award Agreements, and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(v)

determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited, suspended, or accelerated, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, suspended, or accelerated;

(vi)

determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)	interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(viii)	establish, amend, suspend, or waive such rules and guidelines;

(ix)	appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(x)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xi)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Notwithstanding anything in this Plan to the contrary, the Board may, in its sole discretion, at any time and from time to time, elect to administer this Plan, in whole or in part, and to exercise all or any portion of the authority granted to the Committee hereunder. In any such case, references in this Plan (and in any applicable Award Agreement) to the “Committee” shall be deemed to refer to the Board with respect to any matter as to which the Board has assumed administrative authority. Any action taken by the Board in its capacity as administrator of this Plan shall be effective and binding to the same extent as if taken by the Committee.

(b)  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any Employee of the Company or of any Affiliate. Actions of the Committee may be taken by:

(i)	the Chairman of the Committee;

(ii)	a subcommittee, designated by the Committee;

(iii)

the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by the Chairman, by a subcommittee or by the Committee (whether upon the abstention or recusal of such members or otherwise), shall be the action of the Committee for purposes of the Plan; or

(iv)

one or more officers or managers of the Company or any Subsidiary, or a committee of such officers or managers whose authority is subject to such terms and limitations set forth by the Committee, and only with respect to Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act. This delegation shall include modifications necessary to accommodate changes in the laws or regulations of jurisdictions outside the U.S.

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a)  SHARES AVAILABLE. Subject to adjustment as provided in SECTION 4(b) and below in this SECTION 4(a):

(i)  The maximum aggregate number of Shares reserved and available for delivery for Awards granted under the Plan shall be equal to (A) 9,500,000 Shares, less (B) one share for every one share granted under the Baker Hughes Company 2021 Long-Term Incentive Plan (the “2021 Plan”) after March 16, 2026, plus (C) the number of shares of Common Stock that, as of March 16, 2026, remain available for future awards under the 2021 Plan (15,261,412 shares) (collectively, the “Plan Share Reserve”). Each Award granted under the Plan will reduce the Plan Share Reserve by the number of Shares underlying the Award. After the Effective Date, no awards may be granted under the 2021 Plan.

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(ii)  If (A) any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, or (B) any Shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or otherwise terminates without issuance of such Shares, or an award under any Prior Plan is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the Shares subject to such award, then in each such case the Shares subject to the Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan on a one-for-one basis.

(iii)  In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan on a one-for-one basis. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (A) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or an option under any Prior Plan, (B) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or options or stock appreciation rights under any Prior Plan, (C) Shares subject to a Stock Appreciation Right or a stock appreciation right under any Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (D) Shares reacquired by the Company on the open market.

(iv)  Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraphs (a)(i) and (a)(ii) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (a)(ii) and (a)(iii) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v)  Subject to SECTION 4(b), the aggregate number of Shares available under the Plan shall be available for delivery pursuant to the exercise of Incentive Stock Options granted under the Plan.

(vi)  Accounting for Awards. For purposes of this SECTION 4,

(A)

If an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

(B)

Dividend Equivalents denominated in Shares and Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares, PROVIDED, HOWEVER, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting.

(vii)  Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market or otherwise.

(b)  ADJUSTMENTS.

(i)  General. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities), recapitalization, stock split, reverse stock split, reorganization, Merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Accounting Standards Codification Topic 718 (or any successor thereto) or otherwise affects the Shares, then the Committee shall adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan:

(A)	the number and type of Shares or other securities which thereafter may be made the subject of Awards;

(B)	the number and type of Shares or other securities subject to outstanding Awards;

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(C)	the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(D)	other value determinations applicable to outstanding awards.

PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and PROVIDED FURTHER, HOWEVER, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(ii)  Adjustments of Awards Upon Certain Acquisitions. In the event the Company or any Subsidiary shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

(iii)  Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Subsidiary, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

(iv) Compliance with Section 409A; Committee Discretion. Notwithstanding the foregoing, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, any adjustment made pursuant to this SECTION 4(b) shall be made in a manner intended to comply with the requirements of Section 409A of the Code (and the regulations and guidance issued thereunder), including, without limitation, the requirements relating to the timing and form of payment, so that such Award does not become subject to the additional taxes and penalties under Section 409A of the Code. For the avoidance of doubt, (A) nothing herein shall prevent the Committee from granting Awards intended to be exempt from the requirements of Section 409A of the Code, and (B) the Committee shall not be required to treat all Awards, or all Participants holding Awards, in an identical manner in connection with any adjustment pursuant to this SECTION 4, and may take different actions with respect to different Awards or Participants as the Committee deems appropriate in its discretion.

SECTION 5. ELIGIBILITY

Any Employee, including any officer or employee-director of the Company or of any Subsidiary, and any Director shall be eligible to be designated a Participant.

SECTION 6. AWARDS

(a)  OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)  Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, and except as provided in SECTION 4(b), that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)  Option Term. The term of each Option shall not exceed ten (10) years from the date of grant.

(iii)  Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including cash, Shares, or other Awards, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)  Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall be designed to comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. For the avoidance of doubt, Incentive Stock Options shall not be granted to Directors. Notwithstanding anything in this SECTION 6(a) to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Non-Qualified Stock Options) to the extent that either (A) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (B) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

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(v)  Automatic Exercise of Certain Expiring Options. Notwithstanding any other provision of the Plan (other than this clause v), on the last trading day on which all or a portion of the Option may be exercised, if the per Share purchase price of the Option exceeds the then Fair Market Value of the Share by at least $.01 (such expiring portion of the Option that is so in-the-money, an “Auto-Exercise Eligible Option”), the Participant shall be deemed to have automatically exercised the Auto-Exercise Eligible Option (to the extent the Option has not previously been exercised or forfeited) in accordance with the provisions of this paragraph v. In the event of an automatic exercise pursuant to this paragraph v, the Company shall reduce the number of Shares issued to the Participant upon the Participant’s automatic exercise of the Auto-Exercise Eligible Option to satisfy the Participant’s purchase price obligation for the Auto-Exercise Eligible Option. Further, the Company shall reduce the number of Shares issued to the Participant to satisfy the applicable minimum tax withholding obligation arising upon the automatic exercise unless the Committee deems that a different method of satisfying the tax withholding obligations is practicable and advisable. In accordance with procedures established by the Committee, the Participant may notify the Company in advance that the Participant does not wish for the Auto-Exercise Eligible Option to be exercised. In its discretion, the Company may determine to cease automatically exercising Options at any time.

(b)  STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the right as specified by the Committee.

(i)  Grant Price. The grant price per share of each Stock Appreciation Right shall be determined by the Committee, provided, however, and except as provided in SECTION 4(b), that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, except that if a Stock Appreciation Right is at any time granted in tandem to an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(ii)  Term. The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant.

(iii)  Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

(c)  RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)  Issuance. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(ii)  Restrictions. Awards of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed.

(iii)  Registration. Any Restricted Stock or Restricted Stock Units granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)  Forfeiture. Upon termination of employment during the applicable restriction period, except as determined otherwise by the Committee or specified in an applicable Award Agreement, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company.

(d)  PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, exercisability, vesting and/or transferability of any Award is subject to such Performance Criteria and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:

(i)  may be denominated or payable in cash, Shares (including Restricted Stock), other securities, or other Awards; and

(ii)  shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such Performance Periods as the Committee shall establish; provided, however, that the Committee may increase or, prior to the occurrence of a Change in Control, decrease the amount payable pursuant to a Performance Award or adjust the payout or performance criteria, as determined appropriate in the sole discretion of the Committee.

(e)  DIVIDENDS; DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant to Participants Awards (other than Options and Stock Appreciation Rights) under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares. Notwithstanding anything to the contrary herein the Plan, any dividends or

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dividend equivalents payable in connection with an Award under the Plan shall be subject to the same terms and risks of forfeiture as the underlying Award and shall be paid out only when the underlying Shares actually vest, are earned or are received under such Awards. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(f)  OTHER STOCK-BASED AND CASH AWARDS.

(i)  Other Stock-Based Awards. The Committee is hereby authorized to grant Participants such other Awards, including deferred stock units, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this SECTION 6(f)(i) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including cash, Shares, other securities, or other Awards, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, and except as provided in SECTION 4(b), shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(ii)  Cash Awards. The Committee is hereby authorized to grant to Participants Cash Awards in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Cash Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of a Cash Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

(g)  CHANGE IN CONTROL. In the event of a Change in Control, except as specified otherwise in an Award Agreement, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding provided that the action substantially preserves the value, rights and benefits of the affected Award. Such actions may include, without limitation: (A) the acceleration of the vesting, settlement and/or exercisability of an Award; (B) the payment of a cash amount in exchange for the cancellation of an Award; (C) the cancellation of Options and/or Stock Appreciation Rights without the payment of consideration therefor if the exercise price of such Options and/or Stock Appreciation Rights equals or exceeds the price paid for a Share in connection with the Change in Control; and/or (D) the issuance of substitute Cash Awards that substantially preserve the value, rights and benefits of any such affected Cash Awards.

(h)  GENERAL.

(i)  No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)  Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Subsidiary, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)  Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)  Limits on Transfer of Awards. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. In no event may an Award be transferred to a third-party financial institution for value.

(v)  Death. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death and to supply it with a copy of the will or such other evidence as the Committee deems necessary to establish the

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validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

(vi)  Per-Person Limitation on Director Awards. With respect to any Director, the aggregate dollar value of (A) any Awards granted under the Plan with respect to the Director’s service as a Director (for equity-based Awards, based on the grant date fair value of such Awards as determined for financial reporting purposes) during a single fiscal year and (B) any cash fees paid by the Company with respect to the Director’s service as a Director for such fiscal year may not exceed $1,500,000. The Committee may make exceptions to the foregoing limit for a Director or committee of Directors, as it may determine in its discretion, provided that (C) the aggregate dollar value of any such additional compensation may not exceed $1,000,000 for the fiscal year and (D) the Director receiving such additional compensation does not participate in the decision to award such compensation. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled if later.

(vii)  Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including: (A) restrictions under an insider trading policy or pursuant to applicable law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

(viii)  Share Certificates. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ix)  No Repricing. Except in connection with a corporate transaction or adjustment described in SECTION 4(b) of the Plan, the terms of outstanding Options, Stock Appreciation Rights or other Stock-Based Awards encompassing rights to purchase Shares that have an exercise or purchase price in excess of the Fair Market Value of a Share may not be amended to reduce the exercise or purchase price of such Awards, and any such outstanding Options, Stock Appreciation Rights or other Stock-Based Awards encompassing rights to purchase Shares may not be exchanged for cash or property, other Awards, Options, Stock Appreciation Rights or other Stock-Based Awards encompassing rights to purchase Shares with an exercise or purchase price that is less than the exercise or purchase price of the original Awards, in each case unless approved by stockholders.

(x)  Recoupment. The Plan will be administered in compliance with Section 10D of the Exchange Act, any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded, and any Company policy adopted with respect to compensation recoupment. This SECTION 6(h)(x) will not be the Company’s exclusive remedy with respect to such matters.

SECTION 7. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)  AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, in whole or in part; provided, however, that without the prior approval of the Company’s stockholders, no material amendment shall be made if stockholder approval is required by law, regulation, or stock exchange, and; PROVIDED, FURTHER, that, notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the stockholders of the Company that would:

(i)  increase the total number of Shares available for Awards under the Plan, except as provided in SECTION 4 hereof; or

(ii)  amend SECTION 6(h)(ix) or, except as provided in SECTION 4(b), permit Options, Stock Appreciation Rights, or other Stock-Based Awards encompassing rights to purchase Shares to be repriced, replaced, or exchanged as described in SECTION 6(h)(ix).

(b)  AMENDMENTS TO AWARDS. Subject to SECTION 6(h)(ix), the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

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Annex B

SECTION 8. GENERAL PROVISIONS

(a)  NO RIGHTS TO AWARDS. No Employee, Participant or other person shall have any claim to be granted any Award under the Plan, or, having been selected to receive an Award under the Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient and such Awards to individual Participants need not be the same in subsequent years.

(b)  OTHER BENEFITS. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates or affect any benefit or compensation under any other plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

(c)  COSTS. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Shares pursuant to Awards hereunder.

(d)  WITHHOLDING. The Company or any Subsidiary shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other Awards) of taxes required to be withheld in the relevant jurisdiction in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary or appropriate in the opinion of the Company or Subsidiary to satisfy withholding taxes.

(e)  NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)  NO RIGHT TO EMPLOYMENT. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(g)  GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law without regard to conflict of law.

(h)  SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(i)  NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)  NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(k)  HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(l)  INDEMNIFICATION. Subject to requirements of Delaware state law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer or manager of the Company to whom authority was delegated in accordance with SECTION 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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Annex B

(m)  COMPLIANCE WITH SECTION 409A OF THE CODE. Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to be exempt from or satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. Should any payments made in accordance with the Plan to a “specified employee” (within the meaning of Section 409A of the Code) be determined to be payments from a nonqualified deferred compensation plan and are payable upon a Participant’s “separation from service” (within the meaning of Section 409A of the Code), that are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after the Participant’s separation from service, and to the extent necessary to avoid the imposition of taxes under Section 409A of the Code, will be paid in a lump sum on the earlier of (1) the date that is six (6) months after the date of the Participant’s separation from service or (2) the date of the Participant’s death. For purposes of Section 409A of the Code, the payments to be made to a Participant in accordance with the Plan shall be treated as a right to a series of separate payments.

(n)  EXEMPTION FROM SECTION 16. It is intended that this Plan and all Awards granted hereunder shall be administered in a manner that satisfies the conditions for exemption under Rule 16b-3 under the Exchange Act (or any successor rule), so that Participants who are subject to Section 16 of the Exchange Act are entitled to the benefits of such exemption and are not subject to short-swing liability under Section 16(b) of the Exchange Act. This Plan and the authority granted to the Committee and the Board hereunder shall be construed and interpreted in accordance with the foregoing intention. To the extent the Committee deems it necessary or desirable to qualify any Award as exempt under Rule 16b-3, the Committee may impose such additional conditions or restrictions on the Award as it determines to be necessary or appropriate.

(o)  NO REPRESENTATIONS OR COVENANTS WITH RESPECT TO TAX QUALIFICATION. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or foreign tax treatment (e.g., incentive stock options under Section 422 of the Code) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(p)  DATA PRIVACY. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this SECTION 8(p) by and among, as applicable, the Company and its Affiliates, for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(q)  AWARDS TO NON-U.S. EMPLOYEES. The Committee shall have the power and authority to determine which Subsidiaries shall be covered by the Plan and which employees outside the U.S. shall be eligible to participate in the Plan. The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability or retirement or on

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termination of employment; available methods of exercise or settlement of an award; payment of income, social insurance contributions and payroll taxes; the withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries or locations.

(r)  COMPLIANCE WITH LAWS. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges on which the Company’s securities are listed as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(i)  obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii)  completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(s)  INTERPRETATIONS. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The definitions contained in the Plan are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes.

SECTION 9. EFFECTIVE DATE OF THE PLAN.

The Plan is effective as of the Effective Date. The Plan shall not become effective unless the stockholders of the Company approve of the Plan.

SECTION 10. TERM OF THE PLAN

No Award shall be granted under the Plan after May 19, 2036. No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date the Board approves of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

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Annex C

SECOND AMENDED AND RESTATED

BAKER HUGHES COMPANY

EMPLOYEE STOCK PURCHASE PLAN

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ARTICLE I

PURPOSE, SHARE COMMITMENT AND INTENT

1.1 Purpose. The purpose of the Plan is to provide Employees that are selected by the Company to participate in the Plan an opportunity to purchase shares of Stock through periodic offerings of options to purchase shares of Stock at a discount and thus develop a stronger incentive to work for the continued success of the Company. The Plan is not intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

1.2 Share Commitment. The maximum aggregate number of shares of Stock authorized to be sold pursuant to Options granted under the Plan is equal to (A) 9,500,000 shares of Stock, plus (B) the number of shares of Stock that, as of March 16, 2026, remain authorized to be sold pursuant to Options granted under the Amended and Restated Employee Stock Purchase Plan (4,908,532 shares of Stock) (collectively, the “Plan Share Reserve),” subject to adjustment as provided in Section 4.6. Each grant of an Option under the Plan will reduce the Plan Share Reserve by the number of shares of Stock underlying the Option grant. In computing the number of shares of Stock available for grant, any shares of Stock relating to Options which are granted, but which subsequently lapse, are cancelled or are otherwise not exercised by the final date for exercise, shall be available for future grants of Options.

ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1 “Account” means the bookkeeping account maintained by the Committee that reflects the amount of payroll deductions credited on behalf of a Participant under the Plan.

2.2 “Affiliate” means any entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

2.3 “Base Compensation” means regular straight-time earnings or base salary, excluding payments for overtime, shift differentials, incentive compensation, bonuses, and other special payments, fees, allowances or extraordinary compensation.

2.4 “Board” means the Board of Directors of the Company, as constituted from time to time.

2.5 “Change in Control” has the meaning assigned to it in the Baker Hughes Company 2026 Long-Term Incentive Plan, as may be amended from time to time.

2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7 “Company” means Baker Hughes Company.

2.8 “Committee” means a committee of the Board acting in accordance with the provisions of Section 8.1, designated by the Board to administer the Plan. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to Section 8.1(b).

2.9 “Employee” means any employee of a Participating Company.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11 “Exercise Date” means the last Trading Day of each Offering Period, which is the day that all Options that eligible Employees have elected to exercise are to be exercised.

2.12 “Fair Market Value” means, with respect to any share of Stock, the closing price of a share of Stock on the date as of which the determination is being made or as otherwise determined in a manner specified by the Committee.

2.13 “Grant Date” means the first day of each Offering Period, which is the day all eligible Employees are granted an Option under the Plan.

2.14 “Offering” means a given offering of Options under the Plan.

2.15 “Offering Period” means, with respect to a given Offering, the period beginning on the Grant Date and ending on the Exercise Date. The Offering Periods shall begin and end at such times as are specified by the Board or the Committee. Unless and until the Board or the Committee specifies different Offering Periods in writing, there shall be four quarterly Offering Periods during a calendar year, each of which commences on the first day of the quarter and ends on the first business day after the last day of that quarter.

2.16 “Option” means an option granted under the Plan to purchase shares of Stock at the Option Price on the Exercise Date.

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2.17 “Option Price” means the price per share of Stock to be paid by each Participant upon exercise of an Option. The Option Price may be stated as either a percentage or as a dollar amount. The Option Price shall be subject to adjustment under Section 4.6. Unless the Board or the Committee establishes in writing a different Option Price that will apply with respect to a given Offering Period, the Option Price shall be an amount that is equal to 85% of the Fair Market Value of a share of Stock on the Exercise Date. Notwithstanding the preceding sentence, the Committee may not establish a per share purchase price that is less than 85% of the Fair Market Value of a share of Stock on (a) the Grant Date or (b) the Exercise Date, whichever is lower.

2.18 “Participant” means, with respect to an Offering, an Employee who elects to participate in such Offering.

2.19 “Participating Company” means the Company or any of its Subsidiaries that is selected for participation in the applicable Offering pursuant to Article IX.

2.20 “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

2.21 “Plan” means the Baker Hughes Company Employee Stock Purchase Plan, as set out in this document and as it may be amended from time to time.

2.22 “Stock” means the Class A common shares of the Company, $0.0001 par value, and such other securities as may become available, pursuant to an adjustment under Section 4.6.

2.23 “Subsidiary” means (a) any entity that, directly or through one or more intermediaries, is controlled by the Company, or (b) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.24 “Trading Day” means a day on which the principal securities exchange on which the shares of Stock are listed is open for trading.

ARTICLE III

ELIGIBILITY

3.1 General Requirements. Each Employee of each Participating Company who is not excluded from participation pursuant to Section 3.2 is eligible to participate in a given Offering if such Employee is in the employ of a Participating Company on the Grant Date. Participation in the Plan by any Employee is voluntary.

3.2 Exclusions From Participation. Options will be granted to all Employees of all Participating Companies under each Offering; provided, however, the Committee, in its sole discretion, may determine to exclude any Employee or group of Employees from any Offering, including, without limitation, due to administrative, financial or local law considerations. For clarity, the following individuals are excluded from coverage under an Offering: an individual classified by the Participating Company as an independent contractor or a non-employee consultant, an individual who is performing services for a Participating Company through a leasing or employment agency, or an employee of an entity other than a Participating Company.

ARTICLE IV

OPTIONS

4.1 Terms of an Offering. The terms of an Offering shall be established by the Committee. The terms shall be set forth in writing and communicated to eligible Employees prior to the Grant Date for the Offering. The terms of an Offering shall include (a) a designation of the Participating Company, (b) the identification of any exclusions from participation applicable to the Offering (which exclusions must be permitted under Section 3.2), (c) the Offering Period, and (d) the Option Price. Offerings may be consecutive and overlapping, and the terms of each Offering need not be identical.

4.2 Grant of Option. Effective as of the Grant Date of each Offering, the Company shall grant an Option to each Participant which shall be exercisable on the Exercise Date through funds accumulated by the Participant through payroll deductions made during the Offering Period. Each Option grant is subject to the availability of a sufficient number of shares of Stock reserved for purchase under the Plan. In the event there is an insufficient number of shares reserved for purchase under the Plan, the number of shares purchased shall be adjusted as provided in Section 4.7.

4.3 Maximum Number of Shares Subject to Option. An Option granted to an Employee for any Offering shall be for that number of shares of Stock equal to the least of the number of whole shares of Stock that may be purchased during the Offering Period (a) at the Option Price with the amount credited to the Participant’s Account on the Exercise Date, (b) under limitations established by the Committee pursuant to Section 4.4, or (c) under the limitation set forth in Section 4.5. The number of shares of Stock that may be purchased under an Option shall be subject to adjustment under Sections 4.6 and 4.7.

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4.4 Formula or Specific Share Limitation Established by the Company. The Committee shall establish and announce to Participants prior to an Offering a maximum number of shares of Stock that may be purchased by a Participant during the Offering Period. The Committee may specify that the maximum amount of Stock that a Participant may purchase under an Offering is determined on the basis of a uniform relationship to the total compensation, or the basic or regular rate of compensation, of all Employees. Notwithstanding any other provision of the Plan, unless the Committee determines otherwise with respect to an Offering, the maximum number of shares of Stock that a Participant shall be permitted to purchase during an Offering Period is the lesser of (a) 1,275 shares or (b) the number of shares of Stock that may be purchased with $3,000 at a per share price of 85% of the Fair Market Value of a share of Stock (determined as of the Grant Date).

4.5 Annual $12,000 Limitation. No Employee will be permitted to purchase shares of Stock under the Plan at a rate which exceeds $12,000, or with respect to any Employee whose Base Compensation is denominated in a currency other than United States dollars, the equivalent amount as denominated in such local currency, as determined by the Committee, in Fair Market Value of the shares of Stock (determined at the time the Option is granted) for each calendar year in which any Option granted to the Employee is outstanding at any time.

4.6 Adjustments of Options. In the event of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares shall be issued in respect of the outstanding shares of Stock, or the shares of Stock shall be changed into the same or a different number of the same or another class of stock, the total number of shares of Stock authorized to be committed to the Plan, the number of shares of Stock subject to each outstanding Option, the Option Price applicable to each Option, and/or the consideration to be received upon exercise of each Option shall be appropriately adjusted by the Committee. In addition, the Committee shall, in its sole discretion, have authority to provide for (a) the acceleration of the Exercise Date of outstanding Options or (b) the conversion of outstanding Options into cash or other property to be received in certain of the transactions specified in this paragraph above upon the completion of the transaction.

4.7 Insufficient Number of Shares. If the number of shares of Stock reserved for purchase for any Offering Period is insufficient to cover the number of shares which Participants elect to purchase during such Offering Period, then the number of shares of Stock which each Participant has a right to purchase on the Exercise Date shall be reduced to the number of shares of Stock which the Committee shall determine by multiplying the number of shares of Stock reserved under the Plan for such Offering Period by a fraction, the numerator of which shall be the number of shares of Stock which the Participant elected to purchase during the Offering Period and the denominator of which shall be the total number of shares of Stock which all Participants elected to purchase during such Offering Period.

ARTICLE V

PAYROLL DEDUCTIONS

5.1 Authorization of Payroll Deductions. For an Employee to participate during a given Offering Period, the Employee must elect to participate in the Offering by authorizing deductions from such Employee’s Base Compensation prior to the Grant Date in accordance with procedures established by the Committee. Unless the Participant changes the rate of the Participant’s payroll deductions, the Participant’s payroll deductions shall continue through the last pay date prior to the Exercise Date. A Participant may not make additional payments to the Participant’s Account. An Employee who does not authorize payroll deductions from such Employee’s Base Compensation with respect to a given Offering shall be deemed to have elected to not participate in the Offering.

5.2 Payroll Deductions Continuing. A Participant’s payroll deduction authorization may remain in effect for all ensuing Offering Periods until changed by the Participant in accordance with procedures established by the Committee.

5.3 Right to Stop Payroll Deductions. Except for a complete cessation of participation pursuant to Section 6.1, a Participant shall have no right to discontinue the Participant’s payroll deduction authorization.

5.4 Accounting for Funds. As of each payroll deduction period, the Participating Company shall cause to be credited to the Participant’s Account in a ledger established for that purpose the funds withheld from and attributable to the Participant’s Base Compensation for that period. No interest shall be credited to the Participant’s Account at any time. The obligation of the Participating Company to the Participant for this Account shall be a general corporate obligation and shall not be funded through a trust or secured by any assets which would cause the Participant to be other than a general creditor of the Participating Company.

5.5 Participating Company’s Use of Funds. All payroll deductions received or held by a Participating Company may be used by the Participating Company for any corporate purpose, and the Participating Company shall not be obligated to segregate such payroll deductions.

5.6 Return of Funds. Except as specified herein, as soon as administratively practicable after the expiration of an Offering Period, payroll deductions that are not used to purchase Stock during such Offering Period will be refunded to the Participants without interest.

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Annex C

ARTICLE VI

IN SERVICE ELECTION CHANGES; TERMINATION OF EMPLOYMENT

6.1 In Service Election Changes. A Participant may decrease the amount of payroll deductions, and may stop payroll deductions altogether, during an Offering Period. A Participant may not increase payroll deductions during an Offering Period (which also means that a Participant who stops payroll deductions during an Offering Period may not contribute for the rest of that period). Election changes must be made in accordance with established administrative procedures, and will not result in refunds of any previous contributions. If the Participant wishes to participate in any future Offering Period, such Participant must file a new payroll deduction election within the time frame required by the Committee for participation in the next Offering Period.

6.2 Termination of Employment Prior to the Exercise Date. If a Participant’s employment with the Company and all Affiliates terminates for any reason, including but not limited to retirement, death, or disability, prior to the Exercise Date, any unapplied payroll deductions will be used to purchase shares of Stock, and contributions will not resume unless and until the Participant again becomes an Employee and enrolls in the Plan.

ARTICLE VII

EXERCISE OF OPTION

7.1 Purchase of Shares of Stock. Subject to the provisions of the Plan, on the Exercise Date of the applicable Offering Period for an Offering, each Participant’s Account shall be used to purchase shares of Stock, which may result in the crediting of fractional shares at the Option Price for that Offering. Any fractional shares will be computed to four decimal places. After the purchase of all shares of Stock available on the Exercise Date, all Options granted for the Offering to the extent not used are terminated and no Option shall remain exercisable after the Exercise Date.

7.2 Issuance of Shares of Stock. The Committee may determine in its discretion the manner of delivery of the shares of Stock purchased under the Plan, which may be by electronic account entry into new or existing accounts, delivery of shares of Stock certificates or any other means as the Committee, in its discretion, deems appropriate; provided that no Stock certificates will be delivered for any fractional shares. The Committee may, in its discretion, hold a certificate for any shares of Stock or cause shares of Stock to be legended in order to comply with the securities laws of the applicable jurisdiction, or should the shares of Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Stock as the Committee considers necessary or advisable to comply with applicable law.

ARTICLE VIII

ADMINISTRATION

8.1 Powers. Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any law or regulation in jurisdictions in which Participants are eligible to receive Options under any Offering.

(a) Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority:

i. to delegate or make rules for administering the Plan so long as they are not inconsistent with the terms of the Plan;

ii. to construe all provisions of the Plan;

iii. to correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan;

iv. to select, employ, and compensate at any time any consultants, accountants, attorneys, and other agents the Committee believes necessary or advisable for the proper administration of the Plan;

v. to determine all questions relating to eligibility, Fair Market Value, Option Price and all other matters relating to benefits or Participants’ entitlement to benefits;

vi. to determine all controversies relating to the administration of the Plan, including but not limited to any differences of opinion arising between a Participating Company and a Participant, and any questions it believes advisable for the proper administration of the Plan; and

vii. to delegate any clerical or recordation duties of the Committee as the Committee believes is advisable to properly administer the Plan.

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(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including any Participating Company, any Affiliate, any Participant, any stockholder, and any Employee. Actions of the Committee may be taken by:

i. the Chairman of the Committee;

ii. a subcommittee, designated by the Committee;

iii. the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by the Chairman, such a subcommittee or by the Committee (whether upon the abstention or recusal of such members or otherwise), shall be the action of the Committee for purposes of the Plan; or

iv. one or more officers or managers of the Company or any Subsidiary, or a committee of such officers or managers whose authority is subject to such terms and limitations set forth by the Committee, and only with respect to Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act. This delegation shall include modifications necessary to accommodate changes in the laws or regulations of jurisdictions outside the U.S.

8.2 Standard of Judicial Review of Committee Actions. The Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan. Notwithstanding anything to the contrary, any action taken, or ruling or decision made by the Committee in the exercise of any of its powers and authorities under the Plan shall be final and conclusive as to all parties, including without limitation all Participants and their beneficiaries, regardless of whether the Committee or one or more of its members may have an actual or potential conflict of interest with respect to the subject matter of the action, ruling, or decision. No final action, ruling, or decision of the Committee shall be subject to de novo review in any judicial proceeding; and no final action, ruling, or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

ARTICLE IX

PARTICIPATION IN PLAN BY SUBSIDIARIES

9.1 Participation Procedure. The Company, acting through the Committee, shall designate the Subsidiaries of the Company that may participate in a given Offering. A Subsidiary that is selected to participate in an Offering shall provide the Company all information required by the Company in order to administer the Plan.

9.2 No Joint Venture Implied. Neither the participation in the Plan or an Offering by a Subsidiary nor any act performed by it in relation to the Plan shall create a joint venture or partnership relation between it and the Company or any other Subsidiary.

ARTICLE X

TERMINATION, CHANGE IN CONTROL AND AMENDMENT OF THE PLAN

10.1 Termination. The Company may, by action of the Board or the Committee, terminate the Plan at any time and for any reason. Upon any such termination, all outstanding Options shall, as determined by the Board or the Committee in its sole discretion, (a) terminate, and as soon as administratively feasible there shall be refunded to each Participant the remaining funds in the Participant’s Account, or (b) a date established by the Board or the Committee that is on or before the date of such termination shall be treated as the last day of the Offering Period, and all outstanding Options shall be exercisable on such date. The Plan shall automatically terminate upon the purchase by Participants of all shares of Stock committed to the Plan, unless the number of shares of Stock committed to the Plan is increased by the Committee or the Board and approved by the stockholders of the Company.

10.2 Change in Control. In the event of a Change in Control, the Board or the Committee, in its sole discretion, may provide for any of the following: (a) each Option shall be assumed or an equivalent option shall be substituted by the acquirer in such Change in Control, (b) a date established by the Board or the Committee that is on or before the date of such Change in Control shall be treated as the last day of the Offering Period, and all outstanding Options shall be exercisable on such date, or (c) all outstanding Options shall terminate and as soon as administratively feasible there shall be refunded to each Participant the remaining funds in the Participant’s Account.

10.3 Amendment. The Board or the Committee has the right to modify, alter or amend the Plan at any time and from time to time to any extent that it deems advisable. The Board or the Committee may suspend the operation of the Plan for any period as it may deem advisable. However, no amendment or suspension shall operate to reduce any amounts previously allocated to a Participant’s Account, reduce a Participant’s rights with respect to shares of Stock previously purchased and held on the Participant’s behalf under the Plan or adversely affect the current Option a Participant already has outstanding under the Plan without the Participant’s agreement. Any

C-8 2026 Proxy Statement

Annex C

amendment changing the aggregate number of shares of Stock to be committed to the Plan and any other change for which stockholder approval is required under regulations issued by the Department of Treasury or the listing rules of the New York Stock Exchange or such other stock exchange or national market system on which shares of Stock are listed or quoted, must be approved by the stockholders of the Company in order to be effective.

10.4 Plan Term; Approval by Stockholders. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect from the date of the adoption of the Plan by the Board until terminated in accordance with Section 10.1. The Plan shall be submitted for approval by the stockholders of the Company prior to the first Exercise Date. This second amendment and restatement of the Plan shall not become effective unless the stockholders of the Company approve of this second amendment and restatement of the Plan.

ARTICLE XI

MISCELLANEOUS

11.1 Plan Not An Employment Contract. The adoption and maintenance of the Plan is not a contract between any Participating Company and its Employees which gives any Employee the right to be retained in such Employee’s employment. Likewise, it is not intended to interfere with the rights of any Participating Company to discharge any Employee at any time or to interfere with the Employee’s right to terminate the Employee’s employment at any time.

11.2 Options Are Not Transferable. Any Option granted to a Participant under the Plan is not transferable by the Participant other than by will or the laws of descent and distribution, and must be exercisable, during the Participant’s lifetime, only by the Participant. In the event any Participant attempts to violate the terms of this Section 11.2, any Option held by the Participant shall be terminated by the Company and, upon return to the Participant of the remaining funds in the Participant’s Account, all of the Participant’s rights under the Plan will terminate.

11.3 No Rights of Stockholder. No eligible Employee or Participant shall by reason of participation in the Plan have any rights of a stockholder of the Company until such Employee or Participant acquires shares of Stock as provided in the Plan.

11.4 Governmental Regulations. The obligation to sell or deliver the shares of Stock under the Plan is subject to the approval of all governmental authorities required in connection with the authorization, purchase, issuance or sale of the shares of Stock.

11.5 Notices. All notices and other communications in connection with the Plan shall be in the form specified by the Committee and shall be deemed to have been duly given when sent to the Participant at the Participant’s last known address or to the Participant’s designated personal representative or beneficiary as determined in accordance with Section 11.10, or to the Participating Company or its designated representative, as the case may be.

11.6 Indemnification. In addition to all other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid in settlement (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it is adjudged in the action, suit or proceeding, that the Committee member is liable for gross negligence or willful misconduct in the performance of such Committee member’s duties.

11.7 Tax Withholding. At the time a Participant’s Option is granted or exercised or at the time a Participant disposes of some or all of the shares of Stock purchased under the Plan, the Participant must make adequate provision for the Participating Company’s federal, state, foreign or other tax withholding obligations, if any, which arise upon the grant or exercise of the Option or the disposition of the shares of Stock. At any time, the Participating Company may, but shall not be obligated to, withhold from the Participant’s Option, by way of net settlement, the number of shares of Stock otherwise issuable on exercise of such Option as is necessary for the Participating Company to meet applicable withholding obligations.

11.8 Data Privacy. By participating in the Plan, each Participant agrees to the collection, processing, use and transfer of personal information by the Participating Company that employs the Participant, the Company, and the Committee in order to administer the Plan.

11.9 Dispositions in Compliance with Securities Laws. By becoming a Participant in the Plan, each Participant agrees that any dispositions of shares of Stock by such Participant shall be in compliance with the provisions of federal, state and foreign securities laws, including the provisions of Section 16(b) of the Exchange Act. By becoming a Participant in the Plan, a Participant further agrees that the Plan is intended to conform to the extent necessary with applicable laws. Notwithstanding anything herein to the contrary, the Plan and any agreements hereunder will be administered only in conformance with applicable laws. To the extent applicable laws permit, the Plan and any agreements hereunder will be deemed amended as necessary to conform to applicable laws.

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Annex C

11.10 Beneficiary(ies). At the time of the Participant’s or former Participant’s death, any shares of Stock in the Account shall be distributed to such Participant’s or former Participant’s (a) executor or administrator or (b) heirs at law, if there is no administration of such Participant’s or former Participant’s estate. Before any distribution is made, the Committee may require appropriate written documentation of (i) the appointment of the personal representative of the Participant’s estate or (ii) heirship.

11.11 Severability. Each provision of the Plan may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

11.12 Binding Effect. The Plan shall be binding upon any successor of the Company.

11.13 Limitation on Liability. Under no circumstances shall the Company incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any Person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s role as Plan sponsor.

11.14 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law without regard to conflict of law.

11.15 Section 409A of the Code. Options granted under the Plan to U.S. taxpayers are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities will be construed and interpreted in accordance with such intent. Options granted to U.S. taxpayers under the Plan will be subject to such terms and conditions that will permit such Options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares subject to an Option be delivered within the short-term deferral period. If the Committee determines that an Option or the exercise, payment, settlement, or deferral thereof is subject to Section 409A of the Code, the Option will be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other Person if an Option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Board or the Committee with respect thereto.

C-10 2026 Proxy Statement

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Baker Hughes Company Annual Meeting of Shareholders For Shareholders of record as of March 23, 2026 Tuesday, May 19, 2026 8:00 AM, Central Daylight Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/bakerhughes for more details. Internet: www.proxypush.com/bakerhughes Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-855-658-0965 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided* Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/bakerhughes YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Central Daylight Time, May 19, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Lorenzo Simonelli, Georgia Magno, and Fernando Contreras, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of the Common Stock of Baker Hughes Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. *Mailed ballot needs to be received by 9:00 a.m. Central Daylight Time on May 18, 2026. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Baker Hughes Company Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. The Election of Directors 1.01 Lorenzo Simonelli 1.02 John G. Rice 1.03 Abdulaziz M. Al Gudaimi 1.04 W. Geoffrey Beattie 1.05 Gregory D. Brenneman 1.06 Cynthia B. Carroll 1.07 Michael R. Dumais 1.08 Shirley A. Edwards 1.09 Ilham Kadri 1.10 Mohsen M. Sohi FOR AGAINST ABSTAIN FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR 2. An advisory vote related to the Company’s executive compensation program 3. The ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026 4. The approval of the Baker Hughes Company 2026 Long-Term Incentive Plan 5. The approval of the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan FOR AGAINST ABSTAIN FOR FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/bakerhughes Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date